EXHIBIT 10.50

                       PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (the "Agreement"), is entered into as of the 6th day of March, 1996, by and between Texas Southeastern Gas Gathering Company, a Texas corporation, whose address is 1177 West Loop South, Suite 1825, Houston, Texas 77027 ("Seller") and Magnolia Pipeline Corporation, an Alabama corporation, whose address is 1100 Louisiana, Suite 2950, Houston, Texas 77002 ("Purchaser"). (Seller and Purchaser are sometimes hereinafter referred to collectively as the "Parties" and individually as a "Party".)

                             INTRODUCTION:

         Seller desires to sell and assign certain assets to Purchaser.

         Purchaser desires to purchase and acquire such assets from Seller on the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises, and the covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt of which is acknowledged, the Parties agree as follows:

         1.       SALE AND PURCHASE OF ASSETS:

         Subject to the terms and conditions of this Agreement, Seller shall sell, assign, transfer and deliver to Purchaser and Purchaser shall purchase, acquire from and pay Seller for certain of Seller's assets as more specifically set forth below in Sections 1.1 through
1.7 (collectively the "Purchased Assets") which are all of the assets currently used by Seller in connection with its gas gathering and transmission business in Alabama and Mississippi (the Business"). Purchaser and Seller shall treat the transaction as being effective as of January 1, 1996 (the "Effective Time") and all liabilities, obligations, expenses and revenues related to the Purchased Assets and pertaining to any period prior to January 1, 1996 shall be for the account of Seller and all Assumed Liabilities (as defined in Section 2.1), obligations, expenses and revenues related to the Purchased Assets arising on and after January 1, 1996 shall be for the account of Purchaser. The Purchased Assets consist of the gathering systems described on Exhibit "A" (the "Gathering Systems") and certain related property and rights as follows:

         1.1. Pipelines, Etc. The gathering lines and pipelines associated with the Gathering Systems and the compressors, meter stations, dehydrators, tanks, equipment, tools, testing equipment, and other tangible assets located on and about the Gathering
Systems and used or useful thereto, including, without limitation, those items specifically described on Exhibit "B", together with all of Seller's beneficial interest in and to all the property and rights incident thereto (collectively the "Pipeline Property").

         1.2. Property Rights. The easements, rights of way, leases, licenses, permits and other agreements owned or held by Seller in connection with the ownership and operation of the Pipeline
Property, including, without limitation, the real property interests and other interests specifically set forth on Exhibit "C" (collectively the "Property Rights").

         1.3. Contract Rights. All existing and effective contracts and operating agreements related to the Gathering Systems or any of the Pipeline Property, including, without limitation, the gas gathering contracts, gas transportation contracts, gas purchase contracts, gas sales contracts, gas compression contracts, and other written agreements, to the extent assignable, specifically set forth on Exhibit "D" (collectively the "Contracts").

         1.4. Records. All files, books, maps, documents, records, data and information of, or relating to, the Pipeline Property, the Property Rights, the Contracts or the Gathering Systems
(collectively the "Records").

         1.5. Permits, Etc. All licenses, permits, orders and other governmental authorizations owned or held by Seller in connection with the ownership or operation of the Gathering Systems, to the extent assignable, including without limitation the permits, licenses, orders and other governmental authorizations listed on Exhibit "D" (collectively the "Permits").

         1.6. Office Furniture and Stock in Alabama. The office furniture and stock located in Alabama, including, without limitation, that as set forth on Exhibit "E" (collectively the "Alabama Assets").

         1.7. Vehicles. The vehicles, including phones, radios, tools, testing equipment and other personal property of Seller located therein and used in connection with the business, listed on Exhibit "F" (collectively the "Vehicles").

         To the extent the Parties discover any errors or omissions on the schedules and exhibits hereto as to the Purchased Assets prior to Closing, the Parties will cooperate with one another to revise such exhibits or schedules accordingly.



         2.       ASSUMPTION OF LIABILITIES.

         2.1. Assumption of Contracts. On the Closing date, Purchaser shall assume pursuant to an Assumption Agreement in substantially the form attached hereto as Exhibit "G" as of the Effective Time, all liabilities and obligations under the Contacts arising from and after the Effective Date, except those obligations and/or liabilities caused by any breaches of the Contracts prior to the Effective Time, and all ad valorem and similar taxes, if any, (subject to proration in accordance with Section 3 of this Agreement) payable with respect to the Purchased Assets and relating to periods after the Effective Time (the "Assumed Liabilities").

         2.2. Assumable Nature of Obligations. Seller agrees to use reasonable commercial efforts to obtain and secure any and all consents and approvals that may be necessary to effect the transfer or assignment of any of the Contracts assumed by Purchaser.

         2.3 Non-assumption of Other Liabilities. Other than the Assumed Liabilities identified in Section 2.1, Purchaser does not assume any other liabilities, debts or obligations of Seller.
Seller expressly retains responsibility for all liabilities and obligations accruing or relating to the owning, operating or maintaining of the Purchased Assets as to all matters relating to or arising from periods prior to the Effective Time, including, without limitation, all obligations arising under the Contracts and other agreements covering or relating to the Purchased Assets.

         3.       ACCOUNTS/PRORATIONS.

         3.1. Amounts. Seller shall be entitled to and shall collect all revenues arising from the operation of the Business prior to the Effective Time and shall be obligated for, and shall pay, all expenses arising from the operations of the Business prior to the Effective Time. Purchaser shall be entitled to all revenues and shall be liable for, and shall pay, all expenses arising from the operation of the Purchased Assets from and after the Effective
Time, except as otherwise expressly provided elsewhere in this Agreement. Prior to and following the Closing, the parties shall cooperate with one another with respect to the allocation of any items of revenue or expense to carry out the Parties' understanding that all such items occurring prior to the Effective Time are for the account of Seller and all such items occurring after the Effective Time are for the account of Purchaser. Seller shall promptly deliver to Purchaser any and all payments relating to the operation of the Purchased Assets after January 1, 1996, which Seller receives after January 1, 1996. Purchaser shall promptly deliver to Seller any and all payments relating to the operation of the Purchased Assets before January 1, 1996, which Purchaser receives after January 1, 1996.

         3.2. Prorations. All utility charges, prepaid expenses, insurance, general taxes, ad valorem and similar taxes, Department of Transportation charges and other similar items shall be adjusted ratably as of the Effective Time. The amount of any taxes shall be prorated as of the Effective Time.

         4.       PURCHASE PRICE.

         4.1. General. The total purchase price for the Purchased Assets shall be four hundred fifteen thousand and 00/100 Dollars ($415,000.00), subject to any adjustments which may be made pursuant to other provisions of this Agreement (the Base Purchase Price") and, if Closing does not occur on or before April 20, 1996 by reason of the fault of Purchaser, an additional amount therewith equal to the amount of interest which would accrue on the Base Purchase Price at the prime rate of interest as established by the Wall Street Journal during the period from and after April 20, 1996 through the day preceding the Closing Date (collectively, the "Purchase Price").

         4.2. Adjustments. The Seller shall prepare a "Preliminary Settlement Statement" and submit it to Purchaser five days prior to Closing for Purchaser's comment and review. The Preliminary Settlement Statement shall set forth the Closing Amount and all adjustments and associated calculations. The term "Closing Amount" means the Purchase Price and any adjustments as provided in Sections 3.1 and 3.2 above and Section 6.3 below, using the best information available. After Closing, the Purchase Price shall be further adjusted pursuant to the Final Settlement Statement delivered pursuant to Section 14.1.

         4.3. Allocation of Purchase Price. Seller and Purchaser shall allocate the Purchase Price among the Purchased Assets in the manner set forth in Exhibit "H" and in conformity with the applicable provisions of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, and each of Seller and Purchaser shall prepare and file asset acquisition statements on Form 8594 with their income tax returns for the tax year that includes the Closing Date. The value allocated to each portion of the Purchased Assets as set forth in Exhibit "H" shall be referred to as the "Allocated Value" for such portion.


         5.       PROPERTY INSPECTION.

         5.1. Access to Records. Prior to Closing, Seller will disclose and make available to Purchaser and its representatives for inspection and review, in Seller's offices during normal business hours, all material records within its possession relating to the Purchased Assets as may be reasonably requested by Purchaser for the purpose of permitting Purchaser to perform its due diligence review, to the extent that Seller may do so without violating legal constraints or any obligation of confidence or other contractual commitment of Seller to a third party. Subject to the consent and cooperation of third parties, Seller will cooperate with Purchaser in Purchaser's efforts to obtain, at Purchaser's expense, such additional information relating to the Purchased Assets as Purchaser may reasonably request.

         5.2.     Access to Purchased Assets.     Prior to Closing, Seller
shall permit Purchaser's authorized representatives to consult with Seller and/or third-party operators, agents, and employees during reasonable business hours and, upon advance notice, to conduct, at Purchaser's sole risk and expense, reasonable on-site inspections of the Purchased Assets. In connection with such on-site inspections of the Purchased Assets, Purchaser agrees (i) not to unreasonably interfere with the normal operation of the Purchased
Assets, (ii) to perform Purchaser's on-site inspections diligently and without delay so that all such inspections are completed within the Due Diligence Period (as defined in Section 6.2(a)) and (iii) to abide by Seller's safety rules, regulations, and other operating policies applicable to the Purchased Assets while conducting their activities on the Purchased Assets.

         5.3. Confidentiality. In connection with the review, inspection and assessment of the transactions contemplated in this Agreement, Purchaser and Seller, their agents, representatives, and employees, agree to keep confidential all information furnished, obtained, discovered, or otherwise made available to each other, and they agree not to use or disclose any such information in any manner except in connection with the transactions contemplated by this Agreement or except as required by law. The obligations of Purchaser created by this provision shall terminate upon Closing, but otherwise continue for a period of two years after Closing. If Closing occurs, Seller, its agents, representatives and employees agree to keep confidential and not to use or disclose in any manner, except as required by law, any information pertaining to the Purchase Price, the Assumed Liabilities and the Purchased Assets, including, but not limited to, all that information furnished or otherwise made available by Seller to Purchaser pursuant to this Agreement for a period of two years.

         6.       TITLE AND DUE DILIGENCE MATTERS.

         6.1. Title Defects. A portion of the Purchased Assets shall be deemed to have a "Title Defect" if:
         (a) Seller does not have good and indefeasible title, free and clear of all mortgages, liens, charges and other encumbrances whatsoever; or

         (b) During the Due Diligence Period, Purchaser determines reasonably and in good faith that such portion of the Purchased
Assets is likely to be materially adversely affected by a third party claim, a regulatory order fine or penalty, or a violation of any Environmental Laws (as defined in Section 7.9), in each case arising from the presence of any Hazardous Substance (as defined in Section 7.9) (hereinafter an Environmental Liability"); or

         (c) Any required consent to the assignment to Purchaser of any of the Contracts, Permits or Property Rights is not obtained by the end of the Due Diligence Period (other than governmental consents customarily obtained after closing); or

         (d) With respect to any of the Contracts, Permits or Property Rights to which the Seller is a party such is not in full force and effect, or an event of default shall have occurred thereunder, or an event which, with notice or the passage of time, or both, would constitute events of default thereunder shall have occurred; or

         (e) The Property Rights do not include (i) rights of way, easements, licenses, or permits covering the entire routes of the Gathering Systems, and (ii) surface leases or fee lands covering the locations of all compressors, meter stations, dehydrators, tanks, equipment and other tangible assets located on and about the Gathering Systems and constituting part of the Pipeline Property;
or

         (f) Seller does not have all licences, permits, orders, and other governmental authorizations required for the ownership or operation of the gathering systems and/or the business.



                  6.2.     Purchaser=s Title Review.

         (a) During the period commencing with the date of this Agreement and continuing until April 1, 1996 (the "Due Diligence Period"), Seller shall permit Purchaser or its representatives access to the Purchased Assets and to the records pertaining to the Purchased Assets in accordance with Article 5.

         (b) During the Due Diligence Period, Purchaser shall notify Seller in writing promptly upon discovery, but in no event later than April 1, 1996, of any matters which, in Purchaser's reasonable opinion, constitute Title Defects regarding any portion of the Purchased Assets. Any Gathering Systems affected by one or more
Title Defects is referred to herein as a "Title Defect Property."
Purchaser shall be deemed to have waived any Title Defects which Purchaser identifies but fails to assert prior to the expiration of the Due Diligence Period.

         (c) Following Purchaser's notification to Seller in writing of those matters, which in Purchaser's reasonable opinion constitute Title Defects, the parties shall cooperate with one another to agree on the Initial Title Defect Amount pursuant to
Section 6.3 below.

         (d) It is agreed and understood that the allegations by Purchaser or Seller of any factual matters in connection with the identification of Title Defects shall be made in good faith but shall not be construed as a representation or warranty of the accuracy of such factual matters.

         6.3 Title Defect Amounts and Closing Procedure. Attached hereto as Exhibit T is a listing of six anticipated title defect problems and the defect amount to be allocated to each of those six types of anticipated title defects.

         The adjustment value for any Title Defect Property (the "Title Defect Amount") not listed on Exhibit T shall be the amount determined by mutual agreement between Seller and Purchaser pursuant to good faith negotiations to be conducted between them within the ten (10) day period following Purchaser's delivery to Seller of written notice of any and all matters which constitute a Title Defect to the Assets. The Title Defect Amount shall not exceed the Allocated Value of the relevant Title Defect Property, and shall be determined by taking into account the nature and certainty of the Title Defect, the likely adverse economic effects of such Title Defect, and the state of title generally considered prudent by experienced gathering system operators in the location of the Title Defect Property.

         If Seller and Purchaser cannot reach a mutually agreeable Title Defect Amount for a Title Defect Property within the ten (10) day period following Purchaser's delivery to Seller of written notice of any and all matters which constitute a Title Defect to the Assets and in the good faith opinion of either Seller or Purchaser the aggregate of the Title Defect Amounts for which Purchaser and Seller have been unable to agree on a mutually acceptable Title Defect adjustment amount exceeds ten percent (10%) of the Base Purchase Price, then Seller and Purchaser shall each have the right to terminate this Agreement by written notice to the other at any time on or before the expiration of five (5) days following the aforementioned 10-day period. If any such termination notice is given, all rights, duties and obligations of both parties hereunder shall cease. If neither Seller or Purchaser give such termination notice then Seller, at Seller's sole cost and expense, may attempt to cure such matters. In the event Seller is unable to cure such matters or elects not to cure such matters, Purchaser, at Purchaser's option, may elect either of the following by written notice to Seller at any time on or before the Closing:
(i) the affected portion of the Asset may be excluded from the Assets to be purchased and sold hereunder, and the Purchase Price shall be adjusted downward, or (ii) the affected portion of the Asset may be included at a reduced value and the Purchase Price shall be adjusted downward. The amount of any downward adjustments to be made if Purchaser elects under subsections (i) or (ii) of the preceding sentence with respect to any Title Defect Property shall be deemed automatically submitted to arbitration for decision by the arbitrator pursuant to the provisions of Section 16 of this Agreement if Buyer and Seller are unable to agree on an amount (except for Title Defect Properies where one or more of the applicable Title Defects is of the type described in section 6.1(b) above, any of which, at Purchaser's option, shall not be conveyed unless and until such Title Defects are resolved or cured.). Arbitrator's decision regarding the Title Defect Amount shall not exceed the Allocated Value of the relevant Title Defect Property.

         If there is any Title Defect Property as to which the Title Defect Amount has not been mutually agreed upon at Closing the Title Defect Amount proposed by Purchaser will be utilized pending receipt of the Arbitrator's decision and/or Seller curative efforts being successful. If the aggregate Title Defect Amount exceeds $10,000, either party may require holding and distribution to be administered by Compass Bank, as escrow agent, pursuant to an escrow agreement which shall be entered into by and among Seller, Purchaser and Escrow Agent substantially in the form and content of the Escrow Agreement attached hereto as Exhibit "S".

         Seller shall have until June 15, 1996, at its cost and expense if it so elects, but without obligation, to cure all or a portion of a title Defect Property. Promptly after individual Title
Defects are resolved or cured, but in no event later than June 15, 1996, Seller shall notify Purchaser in writing of the fact and manner of such cure or resolution, and shall include with such notice sufficient evidence thereof. In the event Purchaser does not believe the Title Defect has been resolved or cured, then within fifteen (15) days after receipt of any such notice, Purchaser shall notify Seller in writing that it does not agree with the resolution or cure. Purchaser's failure to timely deliver to Seller such written notice shall be deemed an acceptance by Purchaser of the resolution or cure. If Purchaser shall have timely objected in writing to any resolution or cure, then the unresolved matter(s) shall be deemed automatically submitted to arbitration for decision by the arbitrator pursuant to the provisions of Section 16 of this Agreement, along with the amount of the downward adjustment which may be made to the Base Purchase
Price if the arbitrator finds that the Title Defect has not been resolved or cured.

         7.       REPRESENTATIONS, WARRANTIES AND DISCLAIMERS OF SELLER.

         Seller hereby represents, warrants and agrees that as of the date of this Agreement and as of the Closing Date (except as may be disclosed by Seller to Purchaser in writing prior to the Closing) as follows:

         7.1. Organization and Good Standing. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. Seller is qualified to do business in Alabama and Mississippi and is in good standing in both states.

         7.2. Compliance with Laws and Permits. Seller has not received any written or oral notice from any governmental body, agency, person or entity that the operation of the Gathering Systems violates any laws, ordinances, regulations, orders, licenses, permits or authorizations. To the best of Seller's knowledge and belief, after due inquiry, Seller currently possesses all governmental licenses, permits or authorizations necessary for operation of the Gathering Systems. To the best of Seller's knowledge and belief, after due inquiry, Seller is not in violation of any laws, ordinances regulations, orders, licenses, permits or authorizations, except where such violation would not have a material adverse effect on the business, operations or financial condition of the Purchase Assets.

         7.3.     No Breach, Default, Violation, Etc.    Neither the
execution of this Agreement nor the performance by Seller of the various terms and provisions hereof will result in a breach or violation of any term or provision of, or constitute a default under, the certificate of incorporation or bylaws of Seller, or, any indenture, mortgage, lease or any other agreement to which Seller is a party.

         7.4 Corporate Authority. The execution and delivery by Seller of this Agreement and each of the other documents and instruments contemplated herein and the performance by Seller of all of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate and shareholder action and this Agreement constitutes the valid and binding obligation of Seller enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and other laws affecting the rights of creditors generally and to judicial limitations on the enforcement of equitable remedies.

         7.5. Absence of Certain Changes or Events. Since October 31, 1995, there has not been (a) any material adverse change in the business, financial condition, or results of operations of any of the Gathering Systems, as currently operated; or (b) any damage, destruction or loss of any of the Purchased Assets, whether or not covered by insurance, materially and adversely affecting any of the Gathering Systems, as currently operated.

         7.6. Governmental Consents. Except as set forth on Exhibit I", to the best knowledge and belief of Seller, after due inquiry, no approval, or authorization of, registration, qualification, or filing with, any governmental agency or authority is required for the execution and delivery of this Agreement or for the consummation by Seller of the transactions contemplated hereby.

         7.7.     Title to Assets. Except as set forth on Exhibit "J":

                  (a) Seller has good and marketable title to, or a valid leasehold interest in, the Pipeline Property, Records, Permits, Alabama Assets and the Vehicles, and such assets will be, on the Closing Date, owned by Seller, free and clear of all mortgages, liens, charges and other encumbrances whatsoever. With respect to any leases to which the Seller is a party, such lease is a valid lease, in full force and effect and, to the best of Seller's knowledge and belief, after due inquiry, (i) no event of default has occurred thereunder, and
         (ii) no event which, with notice or the passage of time, or both would constitute an event of default thereunder.

                  (b) With respect to the Contracts, to the best knowledge and belief of Seller, after due inquiry (but without any independent legal review of the Contracts by counsel) each Contract is legal, valid, binding and enforceable against Seller. On the Closing Date, Seller's right, title and interest in and to the Contracts will be free and clear of any mortgages, liens, charges and other encumbrances arising by or through Seller, but such Contracts will be subject to the rights and obligations of the parties with whom the respective contracts are made.

                  (c) Subject to the provisions of Section 7.14, Seller makes no representations or warranties of any kind or nature whatsoever with respect to the Property Rights except that to the best of its knowledge Seller owns valid and existing Property Rights covering the entire routes of the Gathering Systems, and that to the best of its knowledge and belief, after due inquiry, Seller is not aware of any pending or threatened claims by any party asserting either the invalidity of any Property Right or the nonexistence of a valid Property Right covering any portion of the Gathering Systems. Seller shall convey the Property Rights by Bill of Sale, Assignment and Special Warranty Deed in substantially the form attached hereto as Exhibit "K". It is understood and agreed that Purchaser will inspect and investigate the Property Rights and satisfy itself as to all matters of title in accordance with the procedures of Article 6.

         7.8 No Litigation. Except as set forth on Exhibit "L", there are no claims, actions, or suits, pending, or, to the best of Seller's knowledge and belief, after due inquiry threatened against Seller with respect to or relating to any of the Purchased Assets.

         7.9 Environmental. With respect to the Purchased Assets and the Gathering Systems, to the best of Seller's knowledge and belief, after due inquiry, other than incidental emissions or discharges of Hazardous Substances which do not pose an imminent threat to persons or property, the Gathering Systems are in material compliance with all laws, rules and regulations, relating to emissions, discharges or releases of Hazardous Substances into ambient air, surface water, groundwater or land, otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances, ("Environmental Laws").

         To the best of Seller's knowledge and belief, after due inquiry, Seller has not received written or oral notice of, and is otherwise unaware of, the occurrence of any past or present events or incidents which are reasonably likely to give rise to any third party claim or regulatory order, fine or penalty based on or related to the ownership or operation of any of the Purchased Assets, or the processing, distribution, use, treatment, storage, disposal, transport or handling, or the emissions, discharge, release or threatened release into the environment, of any Hazardous Substances from or attributable to the Gathering Systems.

         The Gathering Systems have been used by Seller solely for the gathering, transportation, processing, and sale of natural gas and operations related or incidental thereto. Except for the processing and sale of natural gas and operations related or incidental thereto, during Seller's ownership of the Gathering
Systems, the Gathering Systems have not been used for the generation, storage or disposal of a Hazardous Substance or as a landfill or other waste disposal site.

         "Hazardous Substance" as used in this paragraph 7.9 means any substance:

         (i) which is defined as a "hazardous waste" or "hazardous substance" under any federal, state or local statute, regulation or ordinance or amendments thereto including, without limitation,
Section 101 of the Comprehensive Environmental Response,
Compensation and Liability Act, 42 U.S.C. ' 9601(14); or which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is regulated by any governmental authority, agency, department, commission. board, agency or instrumentality of the United States, or any state or any political subdivision thereof having or asserting jurisdiction over any of the Gathering Systems; or

         (ii) without limitation, which contains gasoline, diesel fuel or other petroleum hydrocarbons, polychlorinated biphenyls (PCB's) or asbestos.

         To the best of Seller's knowledge and belief, after due inquiry, all applications, reports, certificates and other instruments required to be filed with or finished to any local, state or federal governmental body, authority or agency with respect to environmental matters affecting the Gathering Systems have been filed and do not (1) contain any untrue statement of material fact or (2) omit any statement of material fact necessary to make the statements therein not misleading.

         7.10. Contractual Rights. The Contacts listed on Exhibit "D" are all of the agreements relating to the ownership or operation of the Gathering Systems, are valid obligations and in full force and effect, and to the best of Seller's knowledge and belief, after due inquiry, there are no defaults or events which, with notice or the passage of time or both, would constitute events of default under such Contracts. Neither Seller nor, to the best knowledge and belief of Seller, after due inquiry, any other party to any of the Contracts has given or threatened to give notice of any action to cancel or terminate any such Contracts.

         7.11. Financial Information. Seller has delivered to Purchaser certain information relating to the Business, including summaries of operating data, throughput, revenues, expenses and margins. The financial information attached hereto as Exhibit "M" presents fairly, in all material respects, the information summarized or described therein.

         7.12. Assets in Good Operating Condition. Those of the Purchased Assets which are tangible assets have been maintained in accordance with normal industry practice, and are, in all material respects, in good condition and repair, reasonable wear and tear excepted.

         7.13. Gas Contracts. Exhibit "D" includes each gas transportation, gas gathering, gas compression, gas sales and gas purchase agreement to which the Purchased Assets, or any portion of the Purchased Assets is related, in each case, as of the date of this Agreement. The list of gas transportation, gas gathering, gas compression, gas sales and gas purchase agreements included in Exhibit D" correctly sets forth the sources connected to the Pipeline Assets as of the date of this Agreement.

         7.14 Consents and Preferential Purchase Rights. Except for consent (i) with respect to the Contracts identified on Exhibit "N" for which consents have or will be obtained prior to Closing and
(ii) which are required pursuant to any of the other Contracts set forth on Exhibit D", which Seller will use reasonable commercial efforts to obtain prior to the Closing, and except for any consents required by state statutes, there are no consents required to be obtained by Seller for its assignment of the Gathering Systems to Purchaser, and there are no preferential purchase rights with respect to the Gathering Systems that have not been waived or have not expired.

         7.15. Taxes. All ad valorem, property, excise, Department of Transportation, gas utility, sales, use, and other similar taxes and assessments due and assessed against, or otherwise payable as to, the Purchased Assets, or for the gathering, compressing, treating, purchase or sale of gas relating to the Gathering
Systems, for all taxable periods prior to the taxable period in which this Agreement is executed have been properly paid, unless contested by appropriate proceeding, and all such taxes and assessments that become due prior to the Closing shall be paid on time. All such taxes which may become due for periods prior to the Closing, but which are not assessed until after the Closing, shall be prorated by the Parties in accordance with Section 4.2 of this Agreement.

         7.16. Balancing. Any imbalance in the Gathering Systems at Closing will be settled at the price in effect on the relevant system or pipeline where the imbalance exists as of January 1, 1996, and such amount(s) will be paid by Purchaser to Seller or by Seller to Purchaser as shown on Exhibit "O".

         7.17. No "Take or Pay". Seller is not subject to any arrangement to purchase gas or under any arrangement with respect to any of the Gathering Systems whereby it or Purchaser after closing will be obligated, by virtue of a prepayment arrangement, a take or pay" arrangement, or a production payment, to transport or deliver hydrocarbons at some future time without then or thereafter receiving full payment therefor, or to make payment at some future time for hydrocarbons or the transportation or delivery of hydrocarbons previously purchased or transported.

         7.18. Complete Disclosure. To the best of Seller's knowledge and belief, after due inquiry, none of the statements, representations or warranties made by Seller in this Agreement, or in any exhibit or schedule hereto, or in any certificate or other document delivered with or pursuant to this Agreement, contains any untrue statement of any material fact, or omits to state any material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

         7.19. Disclaimer/Limitation of Liability. Except as specifically set forth in Sections 7.1 through 7.18, Seller makes no warranties or representations, express or implied, of any kind or nature whatsoever, but the Purchased Assets are being sold to Purchaser with full substitution and subrogation of Purchaser in and to all covenants and warranties by other parties previously given or made in respect of the Purchased Assets. Except as otherwise set forth in Sections 7.1 through 7.18, (a) Purchaser shall take the Purchased Assets "as is, where is", without any representation or warranty, express or implied, including the warranty of merchantability or fitness for a particular purpose and no warranties of any kind (other than those given in Section 7.1 through 7.16) are to be implied or inferred; (b) it is understood and agreed that Purchaser will respect the Purchased Assets for all purposes prior to the Closing Date and satisfy itself with respect to such Purchased Assets; (c) PURCHASER EXPRESSLY WAIVES THE PROVISIONS OF CHAPTER XVII, SUBCHAPTER E, SECTIONS 17.41 THROUGH 17.63, INCLUSIVE, OF VERNON'S TEXAS CODE ANNOTATED BUSINESS AND COMMERCE CODE; and (d) any description of the real property or Property Rights set forth in the various exhibits or schedules to this Agreement shall not be deemed to create an express or implied warranty that real property or Property Rights conform to such description.

         8.       REPRESENTATIONS AND WARRANTIES OF PURCHASER.

         Purchaser hereby agrees, represents and warrants that as of the date of this Agreement and as of the Closing Date (except as will be disclosed by Purchaser to Seller in writing prior to the Closing):

         8.1. Organization and Good Standing. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation with full power to enter into and perform this Agreement and the transactions contemplated hereby.

         8.2. No Breach, Default, Violation, Etc. Neither the execution of this Agreement nor the performance by Purchaser of the various terms and provisions hereof will violate the charter or bylaws of Purchaser or to the best of Purchaser's knowledge result in a breach or violations of any term or provision of, or constitute a default under, any indenture, mortgage, lease or any other agreement or instrument to which Purchaser is a party.

         8.3. Corporate Authority. The execution and delivery by Purchaser of this Agreement and each of the other documents and instruments contemplated herein and the performance by Purchaser of all of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action. This Agreement consists of valid and binding obligations of Purchaser enforceable in accordance with its term, subject to applicable bankruptcy, insolvency, moratorium and all other laws affecting the rights of creditors generally and to judicial limitation on the enforcement of equitable remedies. Purchaser is not a party to any contract or subject to any other legal restrictions that would prevent or restrict complete fulfillment of any of the terms and conditions of this Agreement or compliance with Purchaser's obligations hereunder.

         8.4. Governmental Consents. Except as set forth on Exhibit "P", to the best knowledge and belief of Purchaser, after due inquiry, no approval, authorization of, registration, qualification, or filing with, any governmental agency or authority is required for its execution and delivery of this Agreement or for the consummation by Purchaser of the transactions contemplated hereby.

         8.5. No Litigation. Except as set forth on Exhibit "Q", there are no claims, actions, or suits, pending or, to the best of Purchaser's knowledge and belief, after due inquiry, threatened against Purchaser that impedes or is likely to impede Purchaser's ability to consummate the transactions contemplated by this Agreement.

         8.6. Complete Disclosure. To the best of Purchaser's knowledge and belief, after due inquiry, none of the statements, representations or warranties made by Purchaser in this Agreement, or in any exhibit or schedule hereto, or in any certificate or other document delivered with or pursuant to this Agreement, contains any untrue statement of any material fact, or omits to state any material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

         9.       CONDITIONS TO THE OBLIGATIONS OF PURCHASER.

         The obligations of Purchaser under this Agreement, and to consummate the transactions contemplated hereby, are subject to the prior fulfillment of each of the following conditions; subject, however, to the right of Purchaser to waive any one or more of such conditions in writing, to-wit:

         9.1. Representations of Seller True. The representations and warranties of Seller contained in this Agreement shall be true on and as of the Closing Date in all material respects as though the same were made on and as of such date.

         9.2. Satisfaction of Conditions. Each and all of the agreements and conditions to be performed and satisfied hereunder by Seller at or prior to the Closing Date shall have been duly performed and satisfied.

         9.3. No Litigation. No action or proceeding shall be pending or threatened any time prior to the Closing Date before any court or other governmental body by any person or public authority seeking to restrain or prohibit, or to obtain damages or other relief in connection with, the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

         9.4. Absence of Material Adverse Change. Prior to the Closing Date, there shall be no material adverse change in the business, financial condition, or results of operations of any of the Gathering Systems.

         9.5. Due Diligence. Purchaser shall have completed its due diligence investigation to its satisfaction on or before April 1, 1996.

         9.6. Operatorship. Purchaser shall have determined to its reasonable satisfaction that it will be able to take over operation of the Purchased Assets upon Closing.

         9.7. Material Consents. Consents shall have been obtained for the transfer and assignment of those of the Contracts and Permits requiring a consent to assignment.

         9.8. Affidavits of Use and Possession. Seller shall, subject to the satisfaction of the other conditions of Closing, deliver affidavits of use of possession for all of the Gathering Systems.

         9.9 Pipeline Rights of Way. The Property Rights shall include valid and enforceable (a) rights of way, easements, licenses, or permits covering the entire routes of the Gathering Systems, and (b) surface leases or fee lands covering the locations of all compressors, meter stations, dehydrators, tanks, equipment and other tangible assets located on and about the Gathering
Systems and constituting part of the Pipeline Property.

         9.10 Woodville Gas System. With respect to the Woodville Gas System, Wilkinson County, Mississippi, Seller shall obtain an estoppel letter" in form and content satisfactory to Purchaser, whereby Millbrook Gas Gathering stipulates and agrees that it will be legally obligated from and after the Effective Date to pay
Purchaser minimum payments of $1,500.00 per month during the remaining term of the lease covering the Woodville System.


         10.      CONDITIONS TO THE OBLIGATIONS OF SELLER.

         The obligations of Seller under this Agreement, and to consummate the transactions contemplated hereby, are subject to the fulfillment of each of the following conditions; subject, however, to the right of Seller to waive one or more of such conditions in writing, to-wit:

         10.1.    Representations of Purchaser True.    The
representations and warranties of Purchaser contained in this Agreement shall be true on and as of the Closing Date in all material respects as though such representations and warranties were made on and as of such date.

         10.2. Satisfaction of Conditions. Each and all of the agreements and conditions to be performed and satisfied hereunder by Purchaser at or prior to the Closing Date shall have been duly performed and satisfied.

         10.3. No Litigation. No action or proceeding shall be pending or threatened at any time prior to the Closing Date, before any court or other governmental body by any person or public authority seeking to restrain or prohibit, or to obtain damages or other relief in connection with, the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

         11.      CONDUCT AND TRANSACTIONS PRIOR TO CLOSING DATE.

         The parties hereby agree that, pending the Closing Date:

         11.1. Preservation of Business. Seller shall use its best efforts to preserve its business intact, and preserve the good will of its customers, suppliers and others with whom it has business relations.

         11.2. Representations and Warranties. Seller shall use its best efforts to conduct the business in such a manner that on the Closing Date the representations and warranties of Seller contained in this Agreement shall be true, except for changes in the ordinary course of business.

         11.3. Certain Changes of Events. Without the consent of Purchaser, Seller shall not (a) sell or otherwise dispose of or encumber, or contract to sell or otherwise dispose of or encumber any of the Purchased Assets other than in sales or dispositions in the ordinary course of business; (b) take any action or course of action inconsistent with its compliance with the covenants and agreements hereunder or the consummation of the transactions contemplated hereby, or fail to operate the business in the manner in which it is presently being operated, or (c) without first obtaining Purchaser's written consent, enter into any contracts or agreements which can not be unilaterally terminated by Purchaser after Closing, without penalty or other obligation, effective as of the end of any month upon not less than 30 days prior written notice.

         11.4. Casualty Loss. Prior to Closing, if a portion of the Purchased Assets is destroyed by fire or other casualty is taken or threatened to be taken in condemnation or under the right of eminent domain ("Casualty Loss"), Purchaser shall purchase the property at Closing for, at Purchaser's option, either (i) the Allocated Value of the property reduced by the estimated cost to repair or replace, as applicable, such property (with equipment of similar utility) up to the Allocated Value thereof (the reduction being the "Net Casualty Loss"), or (ii) the Allocated Value of the property and Seller shall assign Purchaser all of Seller's right to any awards or other payments from third parties arising out of the Casualty Loss; provided, however, in the event the Casualty Loss exceeds 20% of the Allocated Value of a Gathering System(s), then at Purchaser's option, Purchaser can elect not to purchase such Gathering System(s) and the Purchase Price shall be reduced by the Allocated Value of such Gathering System(s).

         11.5. Cooperation. The parties will cooperate with one another to consummate the transaction contemplated herein and, without limited the foregoing, Seller will assist Purchaser in obtaining any necessary consents or approvals.

         11.6. Repairs. Without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, Seller shall not undertake any repairs on the Pipeline Property costing in excess of $5,000 unless such repair is required by law or such repairs are necessitated by an emergency situation.

         12.   CLOSING.

         12.1. Effective Time/Closing. The purchase and sale of the Purchased Assets shall be effective as of January 1, 1996, at 7:00 A.M. local time where the respective Purchased Assets are located (the "Effective Time"), and the closing of said purchase and sale (the "Closing") shall take place at the offices of Seller in Houston, Texas at 10:00 a.m., on or before April 20, 1996, unless otherwise extended pursuant to the provisions of Section 13 of this Agreement, or at such other time and/or date as may be mutually agreed upon by the Parties (the "Closing"; "Closing Date").

         12.2. Seller's Deliveries. At the Closing, Seller shall deliver or cause to be delivered to Purchaser the Purchased Assets and the following documents:

         (a) A general assignment, bill of sale and special warranty deed conveying all of the Pipeline Property, Contracts, Records, Permits, and Alabama Assets in substantially the form attached hereto as Exhibit "K".

         (b) Such separate assignments or appropriate instruments of transfer as may be reasonably necessary to transfer and convey any part of the assets mentioned in 12.2(a) above not appropriately transferred by the general assignment and bill of sale.

         (c) Change of operator forms for those Gathering Systems operated by Seller for which such forms are required.

         (d)      Duly endorsed titles for the Vehicles.

         (e)      The Preliminary Settlement Statement.

         (f) An affidavit of use and possession in substantially the form attached hereto as Exhibit "R".

         12.3 Purchaser's Deliveries. At the Closing, Purchaser shall deliver to Seller the following:

         (a)  The Closing Amount in immediately available funds.

         12.4. Transfer Taxes, Recording and Filing Fees and Similar Costs. Purchaser shall bear any sales, use, transfer, gross receipts and excise taxes, recording fees, and similar costs incurred and imposed upon, or with respect to, the sale and transfer of the Purchased Assets, and shall reimburse Seller for same if paid by Seller.

         13.   TERMINATION.

         Notwithstanding any other provision of this Agreement to the contrary, this Agreement may be terminated and the transactions contemplated hereby abandoned, as follows: (a) by the mutual written consent of Seller and Purchaser at any time prior to the Closing; (b) by Seller's notice to Purchaser on April 21, 1996 if the Closing does not occur on or before April 20, 1996 by reason of a failure of any condition precedent to Closing under Section 10 of this Agreement, unless the failure results primarily from Seller itself breaching any representation, warranty or covenant contained in this Agreement; provided, however, that such termination shall not be effective if, on or before on business day following Purchaser's receipt of Seller's termination notice, Purchaser delivers to Seller by fax and confirmed by certified mail a letter agreeing to close as soon as reasonably practicable, but in any event not later than April 30, 1996 (in which event the Closing
Date shall be deemed automatically extended until April 30, 1996), subject to the satisfaction of the conditions precedent to Closing under Section 9 of this Agreement, other than those conditions set forth in Sections 9.5 and 9.6 which shall be deemed waived by Purchaser; and (c) by Purchaser's notice to Seller on April 21,
1996, if the Closing does not occur on or before April 20, 1996, by reason of a failure of any condition precedent to Closing under
Section 9 of this Agreement; unless the failure results primarily from Purchaser itself breaching any representation, warranty or covenant contained in this Agreement; provided, however, Purchaser may, in lieu of giving such termination notice, deliver to Seller a letter agreeing to close as soon as practicable, but in any event not later than April 30, 1996 (in which event the Closing Date shall be deemed automatically extended until April 30, 1996), subject to the satisfaction of the conditions precedent to Closing under Section 9 of this Agreement, other than those conditions set forth in Sections 9.5 and 9.6 which shall be deemed waived by Purchaser. Any Party desiring to exercise the right of termination contained in Section 13 shall do so by written notice to the other Party and a Party exercising its right to terminate in accordance with this Section 13 shall have no liability whatsoever to the other in connection with this Agreement and the transactions contemplated hereby.

         Purchaser, through its employees and consultants, may make a visual inspection of the Pipeline Property within ten workdays of actual execution of this agreement by both parties. Seller shall cooperate fully with the performance of this visual inspection. If Purchaser is not satisfied with the state of the Pipeline Property based on this visual inspection, then Purchaser may unilaterally terminate this Agreement by written notice to Seller at any time on or before 24 hours following the expiration of the 10 workday visual inspection period.

         14.      POST-CLOSING OBLIGATIONS.

         14.1. Post-Closing Adjustments. As soon as practicable after the Closing, but in no event later than 90 days after Closing, Seller shall prepare and deliver to Purchaser the final settlement statement (the "Final Settlement Statement") setting forth each adjustment or payment that was not formally determined as of the Closing and showing the calculation of such adjustment and the resulting final purchase price (the "Final Purchase Price"). As soon as practicable after receipt of the Final Settlement
Statement, but in no event later than 15 days after receipt of Seller's proposed Final Settlement Statement, Purchaser shall deliver to Seller a written report containing any changes that Purchaser proposes to make to the Final Settlement Statement. Purchasers failure to deliver to Seller a written report detailing proposed changes to the Final Settlement Statement by that date shall be deemed an acceptance by Purchaser of the Final Settlement Statement as submitted by Seller. The Parties shall agree with respect to the changes proposed by Purchaser, if any, no later than 30 days after receipt of Seller's proposed Final Settlement
Statement, and those changes not agreed upon within said 30-day period shall be deemed automatically referred to arbitration for decision by the arbitrator pursuant to the provisions of Section 16 of this Agreement. The date upon which the Final Purchase Price is established, whether by acceptance, agreement or arbitrator's decision, for a transaction shall be herein called the "Final Settlement Date". If the Final Purchase Price is more than the
Closing Amount, Purchaser shall pay Seller the amount of such difference. If the Final Purchase Price is less than the Closing Amount, Seller shall pay to Purchaser the amount of such difference. Either such payment shall be by wire transfer in immediately available funds or, if the amount of such difference is less than $25,000, by cashier's check. Payment by Purchaser or Seller, as the case may be, shall be within five days of the Final Settlement Date.

         14.2.             Indemnification.

         (a)      Subject to the provisions of paragraph (c) of this
         Section 14.2, for a period of 24 months from and after the Closing Date, Seller shall defend, indemnify and save and hold harmless Purchaser, its directors, officers, employees and agents against all losses, damages, claims, demands, suits, costs, expenses, and liabilities including, without limitation, reasonable attorneys' fees, court costs and costs of investigation, that relate: (i) to the Purchased Assets and arise from or are attributable to the period prior to the Effective Time; (ii) Seller's breach of any of the terms, covenants or conditions of this Agreement; or (iii) Seller's misrepresentation or breach of warranty contained in this Agreement or any of the documents entered into or delivered in connection therewith. For claim(s) noticed in writing received during this twenty four month period from and after the Closing Date (except for matters involving taxes, for which there shall be no limit on the period of indemnity) the indemnity obligation of the Indemnifying Party shall continue in effect with respect to the matters pertaining to such noticed claim(s) only.

         (b)  Subject to the provisions of paragraph (c) of this
         Section 14.2, for a period of 24 months from and after the Closing Date Purchaser shall defend, indemnify and save and hold harmless Seller, its directors, officers, employees and agents against all losses, damages, claims, demands, suits, costs, expenses, and liabilities including, without limitation, reasonable attorneys' fees, court costs and costs of investigation, that relate: (i) to the Purchased Assets and arise from or are attributable to the period after the Effective Time; (ii) Purchaser's breach of any of the terms, covenants or conditions of this Agreement; or (iii) Purchaser's misrepresentation or breach of warranty contained in this Agreement or any of the documents entered into or delivered in connection therewith. For claim(s) noticed in writing received during this twenty four month period from and after the Closing Date (except for matters involving taxes, for which there shall be no limit on the period of indemnity) the indemnity obligation of the Indemnifying Party shall continue in effect with respect to the matters pertaining to such noticed claim(s) only.

         (c) Notwithstanding the foregoing, (i) neither Party shall be required to indemnify the other Party until the aggregate amount of the loss(es) suffered or incurred by the Party seeking indemnification exceeds $10,000; (ii) The maximum amount of indemnification that either Party shall be required to pay shall be an amount equal to the Purchase Price; and
         (iii) except as to claims involving taxes, the respective indemnity obligations of the Parties shall terminate upon the expiration of 24 months following the Closing Date except for claim(s) in writing for indemnity against the other Party (the Indemnifying Party') within said 24 month period, in which event the indemnity obligation of the Indemnifying Party shall continue in effect with respect to the matters pertaining to such claim(s) only.

         (d)      The right to indemnification set forth in this Section
         14.2 shall survive the Closing and (ii) the due diligence of any party seeking indemnity.

         14.3. Transfer of Operations. Seller agrees to provide access to records and reasonable assistance to effectuate an orderly conversion of the operation of the Purchased Assets from Seller to Purchaser for a period of 60 days after Closing ("TransferPeriod").

         Seller shall have the right to retain certain records for reconciliation purposes and closing of 1995 business during the Transfer Period provided that Seller provides copies of such documents which are reasonably necessary for Purchaser's ongoing operation. Purchaser and Seller mutually agree to accommodate any reasonable request by the other part which would allow for a minimum of interruption in the normal business cycle related to the Purchased Assets during the Transfer Period.

         15.      MISCELLANEOUS.

         15.1. Post-Closing Access to and Delivery of Records. Following the Closing and subject to Section 14.3, Seller shall promptly deliver all records and documents or copies thereof relating to the Purchased Assets to Purchaser and Purchaser shall provide Seller, at the location where Purchaser maintains such records and at Seller's expense, reasonable access to, and the right to copy, excerpt or reproduce, any records in Purchaser's possession relating to Seller's ownership of the Purchased Assets or operation of the Business. Seller shall use the information to which it has access only with respect to (i) federal, local or state regulation or tax matters affecting Seller; (ii) the resolution of any existing disputes or contract compliance issues affecting Seller and related to the Purchased Assets; or (iii) any other matter or disputes relating to Seller's ownership of the Purchased Assets.

         15.2. Broker. Neither Party hereto has retained any broker or agreed to pay any brokerage fee or commission to any finder, agent or broker for or in respect of this Agreement. Each Party shall indemnify the other and hold it harmless against any claim for a brokerage fee or commission made by any third party arising out of or related to the transactions contemplated herein.

         15.3.  Termination of Representations and Warranties.   The
respective representations and warranties of the Parties herein contained shall survive the Closing and, except as to claims involving taxes, shall terminate upon the expiration of 24 months following the Closing Date unless a Party has made a claim or claims in writing for a misrepresentation or breach of warranty against the other Party (the "Breaching Party") within said 24 month period, in which event the representation and warranty of the Breaching Party shall continue in effect with respect to matters pertaining to said claim(s) only.

         15.4. Expenses. Each Party shall pay its own expenses in connection with this Agreement and the transactions contemplated hereby.

         15.5. Entire Agreement, Modifications.   This Agreement
(including the exhibits and schedules) represents the desire, understanding and agreement of the Parties with respect to the subject matter hereof, supersedes and cancels all prior negotiations between the Parties and all prior and contemporaneous agreements, letters and understandings; and there are no representations, warranties or other agreements between the parties in connection with the subject matter hereof, except as specifically set forth herein. This Agreement cannot be amended, supplemented or changed orally, but only by an agreement in writing signed by the Party or Parties against whom enforcement is sought and making specific reference to this Agreement.

         15.6. Assignment and Succession. This Agreement may not be assigned by any Party without the prior written consent of the others, but shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns; provided that notwithstanding the foregoing, Purchaser shall be allowed, without Seller's consent, to assign its rights hereunder to a joint venture of which it is a joint venturer.

         15.7. Notices. All notices, requests, demands and other communications which are required or permitted hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery, if delivered personally, or (ii) upon deposit in the United States mail, if sent by certified or registered mail, postage prepaid and properly addressed as follows, or (iii) upon being sent by facsimile transmission to the telephone numbers set forth below:

                  In the Case of Seller:
                  Texas Southeastern Gas Gathering Company
                  1177 West Loop South, Suite 1825
                  Houston, Texas  77027
                  Attn:                      Sam L. Banks
                  Telephone:                 (713) 968-7068
                  Facsimile:                 (713) 968-7017

                  In the Case of the Purchaser:
                  Magnolia Pipeline Corporation
                  1100 Louisiana, Suite 2950
                  Houston, Texas  77002
                  Attn:                      I. J. "Chip" Berthelot II
                  Telephone:                 (713) 650-8900
                  Facsimile:                 (713) 650-3232

or to such other address as either Party shall have specified by notice in writing to the other Party.

         15.8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard for the provisions thereof regarding conflict of laws.

         15.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be one and the same instrument.

         15.10. Section and Paragraph Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         15.11. Publicity. All publicity concerning the transaction contemplate by this Agreement shall be subject to the mutual consent of the parties, which consent shall not be unreasonably withheld.

         15.12. Confidentiality. The parties hereto agree that all financial and other proprietary information submitted by either party, and all discussions, registrations and agreements shall be held in the strictest confidence by such party and its counsel, employees and representatives, and shall not be disclosed to any person without the prior written consent of the other party.

         15.13. Time of Essence. Time is of the essence of this Agreement.

         15.14. Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

         15.15. Specific Performance. Each of the Parties acknowledges that the other Party would be irreparably damaged and would not have an adequate remedy by law for money damages in the event that any of the covenants contained in this Agreement were not performed in accordance with its terms or otherwise were materially breached. Each of the Parties therefore agrees that, without the necessity of proving actual damages or posting bond or other security, the other Party shall be entitled to temporary and/or permanent injunction or injunctions to prevent breaches of such performance and to specific enforcement of such covenants in addition to any other remedy to which they may be entitled, at law or in equity.

         15.16. Attorneys' Fees and Costs. In the event attorneys' fees and other costs are incurred to enforce, through legal action, any of the obligations herein provided for, or to establish damages for the breach thereof, or to obtain any other appropriate relief, whether by way of prosecution or defense, the Party prevailing shall be entitled to recover reasonable attorneys' fees and costs incurred therein.

         16. ARBITRATION. Any of the following matters as to which there is disagreement between the Parties shall be submitted to arbitration: (i) as to whether a matter on the Defect List has been remedies or cured by Seller, pursuant to Section 6.3 of this Agreement, (ii) the amount of any Final Title Defect Amount proposed by Seller and any other unresolved matter(s) pursuant to
Section 14.1 of this Agreement, and (iii) the amount of repair or replacement cost of any of the Purchased Assets damaged or destroyed by fire or other casualty or taken or threatened to be Closing, pursuant to the determination which may be made under
Section 11.4 of this Agreement. The following shall apply to all such issues arbitrated:

         (a) The decision of the arbitrator(s) shall be final and binding upon both Parties, and no Party shall seek to have the applicable issues litigated rather than arbitrated (except as may be otherwise required by law);

         (b) It is the intent of the Parties that, to the extent practicable, such binding arbitration shall be conducted by a person mutually agreeable to the parties and knowledgeable and experienced in the type of matter that is the subject of the dispute. In the event that Parties are unable to agree upon such person within ten (10) days after a matter have been automatically referred to arbitration, then each Party shall select a person that it believes has the qualifications set forth above as its designated arbitrator (which selection shall be accomplished by notifying the other Party of the identity of such person), and such arbitrators so designated shall mutually agree upon a similarly qualified third person to complete the arbitration panel. In the event that the persons selected by the Parties are unable to agree on a third member of the panel within ten (10) days after the selection of the latter of the two arbitrators, such person shall be designated by the American Arbitration Association. Upon final selection of the entire panel, such panel shall, as expeditiously as possible [and if possible, within thirty (30) days after the selection of the last arbitrator], render a decision on the matters submitted for arbitration. The arbitration shall be conducted in Houston, Texas, in accordance with the commercial arbitration rules of the American Arbitration Association;

         (c) Upon the determination of any such dispute, the arbitrators shall bill their fees and costs attributable to such binding arbitration in equal shares to the Parties and each Party shall bear its own attorneys' fees and other out-of-pocket costs expended by it; and

         (d) It is the intent of the Parties that, once arbitration is invoked pursuant to the provisions of this Section 16, the matters set for arbitration shall be decided as set forth herein, and they shall not seek to have this Section 16 rendered unenforceable or to have such matter decided in any other way, provided, however, that nothing herein shall prevent the Parties from negotiating a settlement of any issue at any time.

         17.      NON-COMPETITION AGREEMENT.

         For a period of three (3) years following the Closing (or if this period shall be unenforceable by law, then for such shorter period as shall be enforceable), neither Seller nor any affiliate of Seller will, directly or indirectly, compete with Purchaser's business of operating the Gathering Systems, or otherwise engage in the business of purchasing, selling, gathering, or transporting of gas within a 5-mile radius extending from all points on the entire route of each of the Gathering Systems in the following counties:
Monroe, Wilkinson, Jasper and Lamar Counties, Mississippi, and
Lamar, Tuscaloosa and Fayette Counties, Alabama.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

SELLER:
                           TEXAS SOUTHEASTERN GAS GATHERING COMPANY


                  BY:
                           Sam L. Banks
                           Chairman

PURCHASER:
                           MAGNOLIA PIPELINE CORPORATION


             BY:
             Dan C. Tutcher
             Vice President, Treasurer and Assistant Secretary

INDEX TO EXHIBITS

Exhibit A                  List of Gathering Systems (referenced in Section 1)
Exhibit B                  Schedule of Pipeline Property (referenced in
                           Section 1.1)
Exhibit C                  Descriptions of Property Rights and Permits
                           (referenced in Section 1.2)
Exhibit D                  Contracts (referenced in Section 1.3 and 1.5)
Exhibit E                  Alabama Office Furniture and Stock (referenced in
                           Section 1.6)
Exhibit F                  Vehicles (referenced in Section 1.7)
Exhibit G                  Form of Assumption Agreement (referenced in Section
                           2.1)
Exhibit H                  Allocation of Purchase Price (referenced in Section
                           4.3)
Exhibit I                  Governmental Consents (referenced in Section 7.6)
Exhibit J                  Title Defects (referenced in Section 7.7)
Exhibit K                  Form of Bill of Sale, Assignment and Special
                           Warranty Claim Deed (referenced in Section 7.7c)
Exhibit L                  Litigation (Seller) (referenced in Section 7.8)
Exhibit M                  Operating Information (referenced in Section 7.11)
Exhibit N                  Material Contracts (Consents) (referenced in
                           Section 7.14)
Exhibit O                  Balancing (referenced in Section 7.16)
Exhibit P                  Governmental Consents (referenced in Section 8.4)
Exhibit Q                  Litigation (Purchaser) (referenced in Section 8.5)
Exhibit R                  Affidavit of Use and Possession (referenced in
                           Section 12.2)
Exhibit S                  Escrow Agreement (referenced in Section 6)
Exhibit T                  Common title defect types with agreed defect amount
                           for each title defect (referenced in Section 6)

                             EXHIBIT "A"
                     LISTING OF GATHERING SYSTEMS


MISSISSIPPI                                                     SYSTEM #
         SYSTEMS:
         GREENWOOD SPRINGS                - MONROE COUNTY         102
         MILLBROOK                        - WILKINSON COUNTY       88
         HEIDELBERG -TGP                  - JASPER COUNTY         184
         HEIDELBERG-KOCH                  - JASPER COUNTY         185
         CARAWAY                          - MARION COUNTY         187
         BAXTERVILLE                      - LAMAR COUNTY          186

ALABAMA
         SYSTEMS:
         DETROIT/ BEAVERTON               - LAMAR COUNTY          123
         MOORES BRIDGE                    - TUSCALOOSA COUNTY      17
         EAST/WEST FAYETTE                - FAYETTE COUNTY         17
         HAPPY HILL                       - FAYETTE COUNTY        244
         SIZEMORE                         - LAMAR COUNTY          146

                                 EXHIBIT "B"
                              PIPELINE PROPERTY

ALABAMA

DETROIT SYSTEM (LAMAR COUNTY):
PIPE:
        12,900' (2.44 miles)          - 7/8" O.D. x .156" W.T.,       X-42
        22,236' (4.21 miles)          - 4-1/2" O.D. x .188" W.T.,     X-42
        30,935' (5.86 miles)          - 8-5/8" O.D. x .219" W.T.,     X-42


BEAVERTON SYSTEM (LAMAR COUNTY)
PIPE:
        20,856' (3.95 miles)         - 2-3/8" O.D. x .154" W.T.,      X-42
         7,200' (1.36 miles)         - 4-1/2" O.D. x .188" W.T.,      X-42


TUSCALOOSA SYSTEM (TUSCALOOSA COUNTY)
PIPE:
        23,500' (4.45 miles)         - 10.750' O.D.x .219" W.T.,     X-46


EAST/WEST FAYETTE SYSTEM (FAYETTE COUNTY)
PIPE:
135,200' (25.6 miles)                - 6.625" O.D. x .188" W.T.,     X-42
118,200' (22.4 miles)                - 4.500" O.D. x .188" W.T.,     X-42
 25,000' (4.7 miles)                 - 3.500" O.D. x .156" W.T.,     X-42
  7,200' (1.4 miles)                 - 2.875" O.D. x .156" W.T.,     X-42
 75,250' (14.25 miles)               - 2.375" O.D. x .154" W.T.,     X-42

                         METER STATION EQUIPMENT
*Individual Station Meter Runs Not Counted Here
AL029-07-1
   -013     3"       SIMPLEX           NO BY-PASS; 3 PEN    WHITSON
   -017     2"       SIMPLEX           W/BY-PASS; 3 PEN     BOWLING
   -018     2"       SIMPLEX           W/BY-PASS; 3 PEN     FOWLER 9-6
   -019     2"       SIMPLEX           W/BY-PASS; 3 PEN     CANNON 33-15
   -023     2"       SIMPLEX           W/BY-PASS; 3 PEN     FOWLER 11-4
   -030     2"       SIMPLEX           W/BY-PASS; 3 PEN     FOWLER 25-9
   -031     2"       SIMPLEX           NO BY-PASS; 3 PEN    WATKINS 6-16
   -034     2"       SIMPLEX           W/BY-PASS; 3 PEN     FOWLER 2-12
   -035     2"       SIMPLEX           W/BY-PASS; 3 PEN     PERRY
   -038 REMOVED-STILL HAVE VALVES ON LOCATION-
 GRIMSLEY-043 2"       SIMPLEX           W/BY-PASS;           WALTON
   -045     2"       SIMPLEX           TUBE ONLY            WOODWARD 25-5
   -046     2"  SIMPLEX                W/BY-PASS;  3  PEN   WOODWARD 26-9
   -048     2"  SIMPLEX                TUBE ONLY            TUCKER 35-11
   -054     2"  SIMPLEX                W/BY-PASS;  3  PEN   SHEPHERD 18-6
   -055     2"  SIMPLEX                W/BY-PASS;  3  PEN   FOWLER 14-1
   -058     2"  SIMPLEX                TUBE ONLY            FOWLER 15-1
   -064     3"  SIMPLEX                W/BY-PASS;  3  PEN   ARTHUR M/M
   -066     2"  SIMPLEX                W/BY-PASS;  3  PEN   US STEEL 31-13
   -072     2"  SIMPLEX                W/BY-PASS;  3  PEN   TUCKER FOWLER 35-2
   -073     2"  SIMPLEX                W/BY-PASS;  3  PEN   JOHNSON 36-6
IN YARD     2"  SIMPLEX                W/BY-PASS;  3 PEN   (SKID MOUNTED)BRASHER
AL029-07-1
 -005     2"  SIMPLEX                NO BY-PASS; 3 PEN       SWANSON
 -007     2"  SIMPLEX                NO BY-PASS; 3 PEN       W.0 - PINKERTON
 -008     2"  SIMPLEX                NO BY-PASS;  3 PEN      STANLEY HARKINS
 -056     2"  SIMPLEX                W/ BY-PASS;  3 PEN      JOHNSON 30-10
 -070     2"  SIMPLEX                W/ BY-PASS;  3 PEN      CANNON 18-13

LAMAR COUNTY - DETROIT AREA
AL040-06-3
 -018     2" SIMPLEX                 W/BY-PASS; 3 PEN         DAY
 -020     2" SIMPLEX                 W/BY-PASS; 3 PEN         PRIDDY
 -021     2" SIMPLEX                 W/BY-PASS; 3 PEN         CUNNINGHAM TAYLOR
 -033     2" SIMPLEX                 W/BY-PASS; 3 PEN         ALLEN BENTON
 -079     2" SIMPLEX                 W/BY-PASS; 3 PEN         CRUMP

MOORES BRIDGE COMPRESSOR STATION
                          SOUTHERN NATURAL
                            AL063-07-2-002


         VALVES:
         1 -      6" F/F ORBIT VALVE (SUCTION)
         1 -      6" F/F ORBIT VALVE (DISCHARGE TO ALAGASCO)
         1 -      6" F/F ORBIT VALVE (DISCHARGE TO SNG)
         1 -      4" FISHER VEE BALL VALVE W/FISHER CONTROLLER

         SUCTION AND DISCHARGE HEADER SYSTEM FOR THREE UNITS
         2 -      2" BLOW DOWN VALVES

         1 PULSATION CHAMBER W/OIL SCRUBBER

METER STATIONS:
         2' SIMPLEX METER RUN                         W/BY-PASS
         3 PEN BARTON METER                           W/HOUSE

COMPRESSORS:
         UNIT 43 G3306NA, 7Y1436, FE 332 C-21

1        - 2" SUCTION VALVE W/MASONIELLION CONTROL VALVE (1")
1        - 2" DISCHARGE VALVE AND CHECK VALVE
1        - 300 GALLON DAY TANK

1000 GAL TANK

*NOTE:            TSGGC OWNS PIPE TO SNG METER STATION
                       SNG OWNS METER STATION
                        ALAGASCO METER STATION
                          AL063-07-2-001

METER STATIONS:
        6" SENIOR METER RUN
        3 PEN BARTON METER 24 HOUR AUTO DROP
        6' x 8' WALK-IN METER BUILDING ON PAD
        1 - 6" F/F VALVES
        3 - 4" F/F VALVES - REGULATOR BY-PASS
        3" FISHER VEE BALL VALVE
        FISHER PRESSURE CONTROLLER
        BARTON DIFFERENTIAL CONTROLLER
        2" F/F SLOW DOWN VALVE
                                WEST STATION
                               AL029-07-6-001
METER STATIONS:
        4" SENIOR METER RUN W/
        3 PEN BARTON METER 24 HOUR AUTO DROP
        BARTON DIFFERENTIAL CONTROL
        FISHER PRESSURE CONTROL
        4' x 6' WALK IN METER BUILDING AND PAD
        FISHER CONTROL VALVE
        KING TOOL ODORIZER 140# CAPACITY W/RESERVOIR
        3 - 3" F/F VALVES
        1 - 4" F/F VALVES

        6" BLOCK VALVE F/F
        2 - 4" SIDE VALVES (F/F)
        2 - 2" BLOW DOWNS (ORBIT F/F)

SUCTION AND DISCHARGE HEADER SYSTEM FOR TWO COMPRESSORS
        1 - 4" ORBIT VALVE (INLET)
        2 - 2" BLOW DOWN VALVES
        W/BY-PASS SYSTEM-4" VALVE AND CHECK VALVE (PISTON)

  FUEL GAS METER
        2" SIMPLEX METER RUN W/BY-PASS 3 PEN BARTON METER

  DEHYDRATORS:
        24" x 24'2" TOWER - 175,000 BTU BS&B MANUFACTURERS No. 17692 9015 KIMRAY, 2 - 3" F/F/ VALVES, GLYCOL HEAT EXCHANGER

  SCRUBBER - 2" INLET & OUTLET COMPLETE
  PULSATION CHAMBER & OIL SCRUBBER
  1 - 100 BBL TANK
  1 - 2" AXIAL PRESSURE CONTROL RELIEF W/BLOCK VALVE 2" F/F
  300 GAL OIL DAY TANK

  4" SUCTION VALVE
  3" DISCHARGE VALVE AND CHECK VALVE

  TIE-IN AT NORTHWEST
         3" VALVE F/F
         3" CHECK VALVE F/F
     (ALSO SEE NORTH CITY OF FAYETTE - TIE IN W/FTC - 2" F/F VALVE)

                             HAPPY HILL STATION
                              AL029-07-2-002


METER STATIONS:
        4" SENIOR METER RUN
        3 PEN BARTON METER 24 HOUR AUTO DROP
        WALK IN METER BUILDING - 4' x 6' ON PAD
        3" F/F CHECK VALVE
        3" F/F ORBIT VALVE

VALVES:
        2 - 2" VEE BALL CONTROL VALVES
        2 - PRESSURE CONTROL VALVES (FISHER-WIZARD)
        REGULATOR BY-PASS SYSTEM W/5 - 2" F/F ORBIT VALVES

        3" BLOCK VALVE
        1 - SIDE VALVE (4" ORBIT)
        3" F/F CHECK VALVE

INLET SCRUBBER - 30" x 10' - FLOECO 4" IN & OUT WP 1200#
        2 - 4" F/F ORBIT VALVES
        W/BY-PASS 1 - 2" F/F ORBIT VALVE
        2" BLOW DOWN VALVE

PIPING FOR COMPRESSOR SUCTION AND DISCHARGE LINE 4"
CHAIN LINK FENCED LOCATION

                            EAST STATION
                           AL029-07-6-002


METER STATIONS:
        6" SENIOR METER RUN W/
        3 PEN BARTON METER W/24 HOUR AUTO DROP
        4' x 6' WALK IN METER BUILDING WITH PAD
        BARTON DIFFERENTIAL CONTROL
        BARTON PRESSURE CONTROL
        2 - 4" F/F VALVES

KING TOOL ODORIZER BY-PASS TYPE 140# CAPACITY
SCRUBBER 30" x 9' - 4" INLET & OUTLET COMPLETE
2" FISHER VEE BALL CONTROL VALVE
REGULATOR BY-PASS SYSTEM INCLUDES 3- 3" F/F VALVES
2" F/F VALVE ON BLOW DOWN

TIE-IN AT NORTHWEST
6" BLOCK VALVE BETWEEN EAST AND WEST SYSTEMS
3" F/F VALVE
3" F/F CHECK VALVE
                           ENSERCH STATION
                           AL029-07-6-003

METER STATIONS:
        2" SIMPLEX METER RUN W/BY-PASS
        3 PEN BARTON METER W/HOUSE

VALVES:
        1 - 4" ORBIT SUCTION LINE
        1 - 4" ORBIT DISCHARGE LINE

DEHYDRATOR:
        12" x 16' FLOECO WP 1000# #1576 2015 PUMP BTU 90,000 2 MMCFD

SCRUBBER:
        16' x 5' 2" INLET/OUTLET DISCHARGE
        30" x 9' 4" INLET OUTLET SUCTION WP 480#

TANKS:
         1 - 500 GALLON TANK
                             COUNTRY CLUB
                            AL029-07-2-001

METER STATIONS:
        2" SIMPLEX METER RUN W/BY-PASS
        3 PEN BARTON METER W/HOUSE
        3 - 2" F/F ORBIT VALVES

INLET SCRUBBER:
        16" x 6' 2" INLET/OUTLET W/BY-PASS COMPLETE
        3 - 2" F/F ORBIT VALVES

REGULATION:
        1 - 1" MASONIELAN PRESSURE CONTROL VALVE

BACK UP SUPPLY SYSTEM (REVISED 11/22/91)
        3 - 2" F/F ORBIT VALVES

        BELONGS TO FAYETTE GAS:

        2 - 2" AXIAL PRESSURE REGULATORS W/BY-PASS
        4 - 2" F/F ORBIT VALVES
        FILTER SINGER 2-CFR-1440-25


                          NORTH CITY OF FAYETTE
                             AL029-07-2-003

METER STATIONS:
2" SIMPLEX METER RUN COMPLETE W/BY-PASS
6 - 2" F/F VALVES (ORBIT)
1 - 2" F/F CHECK VALVE
3 PEN BARTON METER W/HOUSE

TIE-IN WITH TSGGC
2" F/F VALVE

FAYETTE GAS BOARD EQUIPMENT
FISHER 399 - 2' PRESSURE REGULATORS
INLINE FILTER 2" 600#
PRESSURE RELIEF VALVE 3"
PRESSURE RECORDER


                        SIZEMORE MASTER METER
                           AL040-06-3-043

METER STATIONS:
3" SIMPLEX METER RUN W/BY-PASS
3 PEN BARTON METER W/HOUSE
2" FISHER PRESSURE CONTROL VALVE 667-ET
(PLUG VALVE 600# FLANGE) W/FISHER CONTROL
1" RELIEF SET AT 385#

2" F/F VALVE TO NORTHWEST

HAVE TWO LINES COMING INTO SCRUBBER
        2 - 2" F/F VALVES

                          DETROIT MASTER METER
                            AL040-06-4-003

TIE IN W/NORTHWEST
3" BLOW DOWN VALVE
6" W/W/ VALVE (ORBIT)
2 - 2" FISHER VEE BALL VALVES W/2 FISHER CONTROLLERS (PRESSURE)

*NORTHWEST OWNS METER STATION


                             CANNON 18-13
                             AL029-07-1-070

METER STATIONS:
2" SIMPLEX METER RUN W/BY-PASS (SKID MOUNTED)
3 PEN BARTON METER W/HOUSE

REGULATOR:
2 - 1" MASONEILAN CAMFLEX II PRESSURE CONTROL VALVES
W/CONTROLLERS

SCRUBBER:
16" x 5' COMPLETE

RELIEF VALVE:
1" SET AT 385#

                                JOHNSON 30-10
                                AL029-07-1-056

METER STATIONS:
2" SIMPLEX METER RUN W/BY-PASS (SKID MOUNTED)
3 PEN BARTON METER W/HOUSE

REGULATOR:
2 - 1" MASONEILAN CAMFLEX II PRESSURE CONTROL VALVES
W/CONTROLLERS

SCRUBBER:
16" x S' COMPLETE

RELIEF VALVE:
1" SET AT 385#


                           COVIN STATION
                           AL029-07-3-001

                           GEI EXCHANGE
                          AL029-07-3-003

         6" PIG RECEIVER
         6" F/F VALVE
         4" F/F VALVE
         2 - 2" ORBIT VALVES

*NOTE:6" PIG LAUNCHER ON EAST FAYETTE SYSTEM


                            RECTIFIERS

TUSCALOOSA COUNTY 10" SYSTEM
GOOD-ALL CSAWSC - 40 - 4GM
DC RATING - 40 VOLTS 4 AMPS

EAST FAYETTE SYSTEM - HUBBERTVILLE
GOOD-ALL CSAWSC - 60 - 8GM
DC RATING - 60 VOLTS 8 AMPS

WEST FAYETTE SYSTEM - COVIN
GOOD-ALL CSAWSC - 40 - 4GM
DC RATING - 40 VOLTS 4 AMPS

DETROIT SYSTEM
ENTECH PASSC -120 - 9 -BFG SN#82H525
DC RATING - 120 VOLTS 9 AMPS


                                BLOCK VALVES

EAST FAYETTE SYSTEM
6" PIG LAUNCHER SYSTEM
6" IN LINE BLOCK VALVE TO TANYARD CREEK 6"
4" BLOCK VALVE TO HUBBERTVILLE 4"

WEST FAYETTE SYSTEM
1 - 4" VALVES IN VAULT AT COVIN, HWY 37

WILKINSON COUNTY SYSTEM
WILKINSON COUNTY, MISSISSIPPI                             GEI 88

PIPE:
32,915' - 6-5/8" O.D. x .188" W.T., X-42, TGF-3
  5,575' - 3-1/2" O.D. x .188" W.T., X-42, TGF-3
  4,265' - 2-3/8" O.D. x .154" W.T., X-42, TGF-3
  4,265' - 2-7/8" O.D. x .203" W.T., X-42, TGF-3

METER STATIONS:
MS079-04-001
2 - 4" Senior Meter Runs
2 Pen Barton Meter
Barton Temperature Recorder
Walk-In Meter Building
2 - 2" Fisher Vee Ball W/Pressure Controls

GREENWOOD SPRINGS MASTER METER
         MONROE COUNTY, MISSISSIPPI                            GEI 102

         PIPE:
         20,000' - 4.00" O.D. x                       .188" W.T., API5-L, X-42
         9,473' - 6.00" O.D. x                        .203" W.T., API5-L, X-42
         6,913' - 3.00" O.D. x                        .125" W.T., API5-L, X-42
         5,200' - 2.00"- O.D. x                       .154" W.T., API5-L, X-42

METER STATIONS:
MS048-06-4-001
2" Simplex Meter Tube 2 Pen Barton Meter
Barton Temperature Recorder
Walk-In Meter Building

MS048-06-3-001:  Board of Supervisors
2" Simplex Meter Tube
2 Pen Barton W/Temperature Recorder

MS048-06-3-002:  Davis 10-13
2" Simplex Meter Tube
2 Pen Barton W/Temperature Recorder



         GEI-TGP
         HEIDELBERG, MISSISSIPPI                      GEI 184

PIPE:
         11,700' - 4-1/2" O.D. x .188" W.T., API5-L, X-42, ERW, TGF-3
          3,300' - 3-1/2" O.D. x .156" W.T., API5-L, X-42, ERW, TGF-3
          3,250' - 2-3/8" O.D. x .154" W.T., API5-L, X-42, ERW, TGF-3

DEHYDRATOR:
         16' x 20' FLOECO

FILTER SEPARATOR:
         16' x 10' FLOECO

PULSATION BOTTLE:
         FLOECO

MISCELLANEOUS COMPRESSOR PIPING:
         1" Masoneilan Pressure Regulator
         Unit ETC-51 on Location

TANKS:
         1 - 210 BBL
         1 - 500 GAL. Compressor Oil

METER STATIONS:
MS031-06-2-001:
         3" Senior Meter Run
         2 Pen Barton Meter
         Barton Temperature Recorder
         Walk-In Meter Building

MS031-06-5-001:  Fuel Gas Meter
         2" Simplex W/Big Joe Pressure Regulator
         3 Pen Barton Meter

MS031-06-1-001:  Lyons 32-7
         2" Simplex Meter Tube
         3 Pen Barton Meter

MS031-06-1-002:  Eddy 32-9
         2" Simplex Meter Tube
         3 Pen Barton Meter

MS031-06-1-003:  Morrison 29-15
         2" Simplex Meter Tube
         3 Pen Barton Meter

MS031-06-1-006:  Arledge 29-7
         2" Simplex Meter Tube
         3 Pen Barton Meter

COMPRESSION:
UNIT#             ENGINE HP           MODEL           COMPR.         CYLINDER

51                225 HP              342NA          ARDNER-DENVER 1-5.5" x 11'


         GEI-KOCH
         HEIDELBERG, MISSISSIPPI                      GEI 185

PIPE:
         1,858' - 4-1/2" O.D. x .188" W.T., API5-L, X-42, ERW, TGF-3
         2,665' - 3-1/2" O.D. x .156" W.T., API5-L, X-42, ERW, TGF-3

         RUPTURE DISK ASSEMBLY:
         420#
         SEPARATOR:
         5' x 16" FLOECO

         TANK:
         1 - 210 BBL

METER STATIONS:
MS031-06-2-002
         4" Senior Meter Run
         Solarflow Meter - UGPL

MS031-06-1-004:                     Lloyd 20-14
         2" Simplex Meter Tube
         3 Pen Barton Recorder

MS031-06-1-005:                     Carroway 19-7
         2" Simplex Meter Tube
         3 Pen Barton Recorder

PIPE:
  150' - 2-3/8"   O.D. x .154" W.T., X-42, API5-L, ERW EPOXY
1,870' - 3-1/2"   O.D. x .156" W.T., X-42, API5-L, ERW,TGF-3

PIPE:
2,050' - 3-1/2"   O.D. x -156" W.T., X-42, API5-L, ERW, TGF-3
1,900' - 2-3/8"   O.D. x -154" W.T., X-42, API5-L, ERW, TGF-3
  800' - 2-3/8"   O.D. x Old CWF Line Purchased

UGPL owns measurement equipment at Master Meter



                             END OF EXHIBIT "B"

                                 EXHIBIT "C"
                       RIGHTS-OF-WAY, PERMITS AND LICENSES
CTC 17

State Highway Permit #5-1-70; Executed by Counsel, State of Alabama Highway Department on June 7, 1978 for a 4" Highway 18 Crossing and Approximately 4,225 Feet of 4-1/2" Pipeline along Highway 107;
Fayette County, Alabama.

State Highway Permit #5-1-233; Executed by Counsel, State of Alabama Highway Department on September 6, 1985 for a 6" Pipeline Highway
43 Crossing; Fayette County, Alabama.

On April 24, 1987 for a Road Approach to Highway 102 for a Meter Station; Fayette County, Alabama.

County Highway Permit; Executed by Fayette County Commission on March 30, 1987 for 5 - 6" County Road Crossings in Sections 9, 16, 17 & 20,
T15S, R12W, Fayette County, Alabama.

County Highway Permit; Executed by the Fayette County Engineer on November 12, 1976 for 14.5 Miles of 4" and 6" Pipeline Along Various County
Roads, Fayette County, Alabama.

100' x 100' Surface Easement, Section 24, T14S, R12W, Willadian and G. E. Hubbert, Grantor; Recorded in Volume 148, Page 210, Fayette County, Alabama.

60.85Rods; Sec. 26, T15S, R13W; Katherine Tucker, Grantor; Recorded in Volume 152, Page 58-59, Fayette County, Alabama.

State Highway Permit #5-1-47; Executed by Counsel, State Highway
Department on October 16, 1976 for the Installation of 4 inch and 6-inch Pipeline Along and Across Alabama Highways #96, 18, 102,
129, 171 and U.S. Route 43; Fayette County, Alabama.

Tract #1: 25.45 Rods; Sec. 7, T16S, R13W; David Fowler Grantor; Recorded Dated Feb. 19, 1985; recorded in Volume 192, Page 915, Fayette
County, Alabama.

Tract #2: 134.79 Rods; Sec. 6, 5, & 8, T16S, R13W; Elmer Watkins, Jr., Grantor; Recorded in Vol. 149, Page 302, Fayette County, Alabama;
James H. Watkins, Grantor; Recorded in Volume 49, Page 304, Fayette County, Alabama.

Tract #3: 151.52 Rods; Sec. 8, T16S, R13W; Alvis L. Fowler, Grantor; Recorded in Volume 149, Page 462, Fayette County, Alabama.

Tract #4: 100' x 100' Surface Easement; Sec. 33, T15S, T13S; Thomas and Carolyn Roberts, Grantors; Recorded in Volume 168, Page 299,
Fayette County, Alabama.

Tract #5: 16.00 Rods; Sec. 27, T15S, R13W; Mrs. Earnest Dodson, Grantor; Recorded in Volume 142, Page 875, Fayette County, Alabama.

Tract #6: 142.43 Rods; Sec. 27, T15S, R13W; Macon W. Gravlee, Jr., Grantor; Recorded in Volume 143, Page 26, Fayette County, Alabama.

Tract #7: 80.74 Rods; Sec. 27, T15S T13W; Mary and Alexander Williams, Grantors; Recorded in Volume 142, Page 869, Fayette County,
Alabama.

Tract #8: 15.05 Rods; Sec. 27, T15S, R13W; Roy and Myra Renfro, Grantors; Recorded in Volume 142, Page 877, Fayette County, Alabama.

Tract #9: 63.51 Rods; Sec. 27, T15S, R13W; James and Annette Morrison, Grantors; Recorded in Volume 142, Page 873, Fayette County,
Alabama.

Tract #10: 38.00 Rods; Sec. 27, T15S, R13W; James and Annette Morrison, Grantors; Recorded in Volume 143, Page 321, Fayette County,
Alabama.

Tract #11: 54.70 Rods; Sec. 27, T15S, R13W; Mrs. R. T. Newman, Grantor; Recorded in Volume 142, Page 871, Fayette County, Alabama.

Tract #12: 109.10 Rods; Sec. 25, T15S, R12W, Sec. 30, T15S, R13W; Joe D.
and Linda Acker, Grantors; Recorded in Volume 149, Page 321,
Fayette County, Alabama; Mrs. Carrie Wright, Grantor; Recorded in
Volume 149, Page 266, Fayette County, Alabama.

Tract #13: 15' x 15' Surface Easement; Sec. 29, T15S, R12W; Jack Newman, Grantor, Recorded in Volume 167, Page 394, Fayette County, Alabama.

Tract #14: 70.00 Rods; Sec. 10, T15S, R11W; Thomas and Debora Odenwelder, Grantors; Recorded in Volume 164, Page 596, Fayette County,
Alabama.

Tract #15: 47.91 Rods; Sec. 10 , T15S, R11W; James Arnold Sims, Grantor; Recorded in Volume 165, Page 145, Fayette County, Alabama.

Tract #16: 165.07 Rods; Sec. 9 and Sec. 10, T15S, R11W; Louise Dunn, Grantor; Recorded in Volume 148, Page 146, Fayette County, Alabama.

Tract #17: 144.41 Rods; Sec. 9 and Sec. 10, T15S, R11W; James Palmer, Grantor; Recorded in Volume 148, Page 144, Fayette County, Alabama.

Tract #18: 303.03 (Scaled) Rods; Sec. 10 and Sec. 11, T15S, R11W; Seeatus Fowler, Grantor; Recorded in Volume 148, Page 207, Fayette County, Alabama; Leon and Virgie Fowler, Grantors; Recorded in Volume 148,
Page 209, Fayette County, Alabama.

Tract #19: 80.00 Rods (App.); Sec. 2 and Sec. 11, T15S, R11W; Leon Fowler, Grantor; Recorded in Volume 153, Page 161, Fayette County, Alabama.

                      RIGHTS-OF-WAY, PERMITS AND LICENSES
                               CTC LTD. 17-2

Tract #l: Walton #30-12: 84.85 Rods; Sec. 30, T15S, R11W; Henry Fowler, Grantor; Recorded in Volume 153, Page 541, Fayette County, Alabama. Also, Same Property; Earl and Wife, Flora Dell Walton, Grantors;
Recorded in Volume 153, Page 544, Fayette County, Alabama.

Tract #2: 110.05 Rods; Sec. 30 & Sec. 19, T15S, R11W; Earl Walton and Wife, Dora, Grantors; Recorded in Volume 153, Page 535, Fayette
County, Alabama.

Tract #3: 95.32 Rods; Sec. 24 & Sec. 19, T15S, R11W; Robert Walter Burroughs and Mother, Connie O., Grantors; Recorded in Volume 153, Page 539, Fayette County, Alabama.

Tract #4: 70.07 Rods; Sec. 24, T15S, R12W; Weyerhaeuser Company, Grantor; Recorded in Volume 167, Page 467, Fayette County, Alabama.

Tract #5: 136.62 Rods; Sec. 25, T15S, R12W; Dalton B. Eason and Wife, Ira Faye, Grantors; Recorded in Volume 153, Page 602, Fayette County,
Alabama.

Tract #6: 126.41 Rods; Sec. 25, T15S, R12W; Dalton B. Eason and wife Ira Faye, Grantors; Recorded in Volume 156, Page 346, Fayette County,
Alabama.

Tract #7: 134.78 Rods; Sec. 26, T15S, R12W; Dalton B. Eason and wife, Ira Faye, Grantors; Recorded in Volume 154, Page 447, Fayette County,
Alabama.


                     RIGHTS-OF-WAY, PERMITS AND LICENSES
                             CTC LTD. 17-3

Tract #1: 4.93 Rods; Sec. 29, T15S, R12W; Inez Nabors, Grantor; Recorded in Volume 153, Page 157, Fayette County, Alabama.

Tract #2: 97.99 Rods; Sec. 30, T15S, R12W; Sarah Bell Ray, Grantor; Recorded in Volume 153, Page 159, Fayette County, Alabama.

Tract #3: 142.88 Rods; Sec. 30, T15S, R12W; James Ethel Hubbert, Grantor; Recorded in Volume 153, Page 155, Fayette County, Alabama.

Tract #4: 20.50 Rods; Sec. 30, T15S, R12W; James Ethel Hubbert, Grantor; Recorded in Volume 157, Page 619, Fayette County, Alabama.

Tract #5: 55.33 Rods; Sec. 30, T15S, R12W; Evelyn M. Couch, Grantor; Recorded in Volume 153, Page 163, Fayette County, Alabama.


                   RIGHTS-OF-WAY, PERMITS AND LICENSES
                             CTC LTD. 17-6

Tract #1: 58.34 Rods; Sec. 34, T14S, R11W; Travis Lowery, Grantor; Recorded in Volume 154, Page 445, Fayette County, Alabama.

Tract #2: 80.72 Rods; Sec. 34, T14S, R11W; L. C. Hamner, Grantor; Recorded in Volume 154, Page 352, Fayette County, Alabama.






                  RIGHTS-OF-WAY, PERMITS AND LICENSES
                           CTC LTD. 17-7

Tract #1: 97.69 Rods; Sec. 12, T15S, R11W; C. S. Deavours and Wife, Carrie L., Grantors; Recorded in Volume 155, Page 07, Fayette County,
Alabama.

Tract #2: 21.96 Rods; Sec. 12, T15S, R11W; W. M. Nairemore and Wife, Celia W., Grantors; Recorded in Volume 154, Page 713, Fayette County,
Alabama.

Tract W3: 134.52 Rods; Sec. 13, T15S, R11W; Weyerhaeuser Company, Grantor; Recorded in Volume 55, Page 147, Fayette County, Alabama.

Tract #4: 238.17 Rods; Sec. 11, T15S, R11W; Leon Fowler, Grantor; Recorded in Volume 155, Page 05, Fayette County, Alabama.

Tract #5: 44.97 Rods; Sec. 12, T15S, R11W; Celia Nairemore and Marion Nairemore, Grantors; Recorded in Volume 156, Page 540, Fayette
County, Alabama.


                  RIGHTS-OF-WAY, PERMITS AND LICENSES
                             CTC LTD. 17-9

Tract #1: 258.56 Rods; Sec. 5, T15S, R12W; Joe Lynn Smith, Grantor; Recorded in Volume 148, Page 135, Fayette County, Alabama.

Tract #2: 179.12 Rods; Sec. 5, T15S, R12W; Cecil Watkins, Grantor; Recorded in Volume 148, Page 129, Fayette County, Alabama.

Tract #3: 125.22 Rods; Sec. 5, T15S, R12W; Delmas Jenkins, Grantor; Recorded in Volume 148, Page 132, Fayette County, Alabama.

Tract #4: 248.52 Rods; Sec. 5, T15S, R12W; William Oswalt, Grantor; Recorded in Volume 148, Page 141, Fayette County, Alabama.

Tract #5: 83.64 Rods; Sec. 20, T15S, R12W; Fred Ham and Wife, Augie B., Grantors; Recorded in Volume 141, Page 116, Fayette County,
Alabama.

Tract #6: 200' x 200' Site (Approx. 92 Acres); Sec. 20, T15S, R12W; Fred Ham and Wife, Augie B., Grantors; Recorded in Volume 182, Page 654, Fayette County, Alabama.


                  RIGHTS-OF-WAY, PERMITS and LICENSES
                          CTC LTD. 17-11

Tract #1: 133.07 Rods; Sec. 13, T15S, R11W, and Sec. 18, T15S, R10W;
Weyerhaeuser Company, Grantor; Recorded in Volume 167, Page 461,
Fayette County, Alabama.

Tract #2: 53.34 Rods; Sec. 18, T15S, R10W; Hiwassee Land Company, Grantor; Fayette County, Alabama.

Tract #3: 126.83 Rods; Sec. 11 and Sec. 14, T15S, R11W; Mary Jewel Fowler, Grantor; Recorded in Volume 156, Page 537, Fayette County, Alabama.


                     RIGHTS-OF-WAY, PERMITS AND LICENSES
                              CTC LTD. 17-14

Tract #12-16: 97.18 Rods; Sec. 12, T14S, R12W; Thomas L. Stough and Wife, Mary Grace, Grantors; Recorded in Volume 159, Page 389, Fayette
County, Alabama.

                     RIGHTS-OF-WAY, PERMITS AND LICENSES
                     EAST TO WEST INTERCONNECT CTC 17-15


Tract #1: 189.87 Rods; Sec. 20, T15S, R12W; Fred and Augie Ham, Grantors; Recorded in Vol. 163, Page 845, Fayette County, Alabama.

Tract #2: 43.72 Rods; Sec. 20, T15S, R12W; W. E. Oswalt, Grantor; Recorded in Vol. #163, Page 836, Fayette County, Alabama.

Tract #3: 3.18 Rods; Sec. 17, T15S, R12W; Kenneth and Jo Frances Seaborn, Grantors; Recorded in Volume 163, Page 839, Fayette County,
Alabama.

Tract #4: 83.96 Rods; Sec. 17, T15S, R12W; Ray Lee and Maxine Dozier, Grantors; Recorded in Volume 163, Page 854, Fayette County,
Alabama.

Tract #5: 25.03 Rods; Sec. 16, T15S, R12W; Martha and Morris Roberts, Mary Alice and James Hill Maddox, Ira V. and Wynelle M. Matthews,
Grantors; Recorded in Vol. 164, Page 71, Fayette County, Alabama.

Tract #6: 131.54 Rods; Sec. 16, T15S, R12W; W. I. Roberts, Grantor; Recorded in Vol. 163, Page 830, Fayette County, Alabama.

Tract #7: 42.71 Rods; Sec. 16, T15S, R12W; Sara Moss, Grantor; Recorded in Vol. 163, Page 842, Fayette County, Alabama.

Tract #8: 39.11 Rods; Sec. 16, T15S, R12W; Robert and Dorothy Ann
Musgrove, Grantors; Recorded in Vol. 163, Page 833, Fayette County,
Alabama.

Tract #9: 81.83 Rods; Sec. 16, T15S, R12W; Sara Moss, Grantor; Recorded in Vol. 52, Page 229, Fayette County, Alabama.

Tract #10: 60.59 Rods; Sec. 9, T15S, R12W; Ned and Joe Lynn Smith, Grantors; Recorded in Vol. 163, Page 827, Fayette County, Alabama.

Tract #11: 115.27 Rods; Sec. 9, T15S, R12W; Lillian Musgrove, Grantor; Recorded in Vol. 163, Page 824, Fayette County, Alabama.

Tract #12: 4.82 Rods; Sec. 9, T15S, R12W; Joe Lynn and Linda M. Smith, Grantors; Recorded in Vol. 163, Page 851, Fayette County, Alabama.

Tract #13: 59.00 Rods; Sec. 9, T15S, R12W; Robert Yawn and Carolyn Yawn Mann, Grantors; Recorded in Vol. 163, Page 848, Fayette County,
Alabama.

Tract #14: 7.47 Rods; Sec. 9, T15S, R12W; Robert Yawn and Carolyn Yawn Mann, Grantors; Recorded in Vol. 168, Page 281, Fayette County,
Alabama.

Tract #15: 76.79' x 123.21' Easement; Sec. 9, T15S, R12W; Robert Yawn and Carolyn Yawn Mann, Grantors; Recorded in Vol. 168, Page 279,
Fayette County, Alabama.

165' x 250' Easement (5 Yr. Term with Option to Renew); Sec. 11, T15S, R12W; Jerry and Sandra Jeffrie Lawrence, Grantors; Recorded in
Volume 167, Page 392, Fayette County, Alabama.

                  RIGHTS-OF-WAY, PERMITS AND LICENSES
                       TANYARD CREEK LATERAL
             CTC 17-16, 17-19, 20, 21, 22, 24, 30, 32, 35, & 36

Tract #1: 11.38 Rods; Sec. 33, T14S, R11W; Coy Aldridge, Grantor; Recorded in Vol. 164, Page 541, Fayette County, Alabama.

Tract #2: 50.73 Rods; Sec. 34, T14S, R11W; John and Gloria Madison, Grantors; Recorded in Vol. #164, Page 556, Fayette County, Alabama.

Tract #3: 52.70 Rods; Sec. 34, T14S, R11W; Nicholas and Marilyn Madison, Grantors; Recorded in Volume 164, Page 553, Fayette County,
Alabama.

Tract #4: 176.64 Rods; Sec. 34, T14S, R11W; Eunice and David Q. Lowery, Gwendolyn M. Dick, James W. Lowery, Brenda Hanselman, Mary M. and
Benjamin L. Lowery, Grantors; Recorded in Volume 164, Page 870,
Fayette County, Alabama.

Tract #5: 80.35 Rods; Sec. 34, T145S, R11W, L. C. and Wylene Hamner, Grantors; Recorded in Vol. 164, Page 576, Fayette County, Alabama.

Tract #6: 147.40 Rods; Sec. 35, T14S, R11W; Eunice Hocutt, Grantor; Recorded in Vol. 164, Page 608, Fayette County, Alabama.

Tract #7: 20.28 Rods; Sec. 35, T14S, R11W; Jerry and Marie McCluskey, Grantors; Recorded in Vol. 164, Page 562, Fayette County, Alabama.

State Highway Permit #5-1-243; Executed by Councel, State of Alabama Highway Department for a 6-inch St. Highway 13 Crossing, Located in
Section 35, T14S, R11W, Fayette County Alabama.

County Highway Permit; Executed by Fayette County Engineer on February 10, 1986 for 4 - 6" County Road Crossings located in Sec. 34, 35, & 36,
T14S, R11W, Fayette County, Alabama.

Tract #8: 119.73 Rods; Sec. 35, T14S, R11W; Glendon and Lou Nell Tucker, Grantors; Recorded in Vol. 164, Page 544, Fayette County, Alabama.

Tract #9: 82.10 Rods; Sec. 35, T14S, R11W; Allen Grocholski, Grantor; Recorded in Vol. 164, Page 538, Fayette County, Alabama.

Tract #10: 160.00 Rods; Sec. 36, T14S, R11W; Weyerhaeuser Company, Grantor; Recorded in Vol. 167, Page 84, Fayette County, Alabama.

Tract #11: 83.32 Rods; Sec. 36, T14S, R11W; Cratus Dozier, Grantor; Recorded in Vol. 164, Page 550, Fayette County, Alabama.

Tract #12: 10.19 Rods; Sec. 36, T14S, R11W; Cleveland Land Company, Grantor; Recorded in Vol. 164, Page 568, Fayette County, Alabama.

Tract #13: 160.22 Rods; Sec. 31 and 32, T14S, R1OW; Jim and Cynthia Willingham, Grantors; Recorded in Vol. 164, Page 559, Fayette
County, Alabama.

Tract #14: 66.52 Rods; Sec. 32, T14S, R10W; Ruby and Andrew Cook,
Grantors; Recorded in Vol. 164, Page 565, Fayette County, Alabama.

Tract #15: 40.55 Rods; Sec. 32, T14S, R10W; Fred and Myrtle Loggins, Grantors; Recorded in Vol. 164, Page 571, Fayette County, Alabama.

Tract #16: 210.00' x 225.00' Surface Easement; Sec. 32, T14S, R1OW; Fred and Myrtle Loggins, Grantors; Recorded in Vol. 164, Page 573,
Fayette County, Alabama.

Tract #17: 20.71 Rods; Sec. 1, T15S, R11W; Eunice Hocutt, Grantor; Recorded in Vol. 164, Page 723, Fayette County, Alabama.

Tract #18: 34.07 Rods; Sec. 1, T15S, R11W; Calvin Fowler, Grantor; Recorded in Vol. 164, Page 777, Fayette County, Alabama.

Tract #19: 65.17 Rods; Sec. 1, T15S, R11W; Vonie Fowler Caldwell, Grantor; Recorded in Vol. 165, Page 48, Fayette County, Alabama.

Tract #20: 55.55 Rods; Sec. 25, T14S, R11W; Cecil and Hazell Moore, Grantors; Recorded in Vol. 164, Page 726, Fayette County, Alabama.

Tract #21: 172.31 Rods; Sec. 36, T14S, R11W; Weyerhauser Company, Grantor; Recorded in Vol. 167, Page 627, Fayette County, Alabama.

Tract #22: 102.01 Rods; Sec. 36, T14S, R11W; J. C. and Agnes Woodward, Grantors; Recorded in Vol. 165, Page 45, Fayette County, Alabama.

Tract #23: 101.39 Rods; Sec. 36, T14S, R11W; Cratus Dozier, Grantor; Recorded in Vol. 164, Page 720, Fayette County, Alabama.

Tract #24: 83.24 Rods; Sec. 36, T14S, R11W; J. C. and Agnes Woodward, Grantors; Recorded in Vol. 164, Page 798, Fayette County, Alabama.

Tract #25: 42.42 (Scaled) Rods; Sec. 1, T15S, R11W; Calvin and Erna Mae Fowler, Grantors; Recorded in Vol. 165, Page 794, Fayette County,
Alabama.

Tract #26: 103.03 (Scaled) Rods; Sec. 1 and 2, T15S, R11W; Eunice Fowler Hocutt, Grantors; Recorded in Vol. 165, Page 796, Fayette County,
Alabama.

Tract #27: 18.81 Rods; Sec. 1, T15S, R11W; Evon Fowler Caldwell, Grantor; Recorded in Vol. 168, Page 39, Fayette County, Alabama.

Tract #28: 85.62 Rods; Sec. 1, T15S, R11W; J. C. and Agnes Woodard, Grantors; Recorded in Vol. 168, Page 43, Fayette County, Alabama.

Tract #29: 85.32 Rods; Sec. 1, T15S, R11W; Champion International Corp., Grantor; Recorded in Vol. 168, Page 47, Fayette County, Alabama.

Tract #30: 56.23 Rods; Sec. 6, T15S, R10W; Bowater Inc., Grantor; Recorded in Vol. 168, Page 588, Fayette County, Alabama.

Tract #31: 48.48 Rods; Sec. 35, T14S, R11W; Sherman and Mary Lou Fowler, Grantors; Recorded in Vol. 169, Page 403, Fayette County, Alabama.

Tract #32: 92.28 Rods; Sec. 36, T14S, R11W; Weyerhauser Company; Recorded in Volume 170, Page 151, Fayette County, Alabama.

Tract #33: 161.99 Rods; Sec. 5, T15S, R10W; Tennessee River Pulp and Paper Company; Recorded in Volume 168, Page 580, Fayette County, Alabama.




                     RIGHTS-OF-WAY, PERMITS AND LICENSES
                      ARTHUR/SPARKS LATERAL CTC 17-23

Tract #1: 66.50 Rods; Sec. 2, T16S, R13W; Luther and Emma
Wallace,Grantors; Recorded in Volume 166, Page 557, Fayette County, Alabama; Pearlie May and Arlie Newman, Grantors; Recorded in Volume 166, Page 561, Fayette County, Alabama.

County Highway Permit Executed by County Engineer on June 9, 1986 for 2 - 3-1/2 Inch Road Crossings on County Road 16 Located in Sec. 10,
T15S, R13W, Fayette County, Alabama.

Tract #2: 63.30 Rods; Sec. 11, T16S, R13W; Robbie Perry, Grantor; Recorded in Volume 166, Page 563, Fayette County, Alabama; Jeanette and
James R. Herren, Grantors; Recorded in Volume 166, Page 565,
Fayette County, Alabama.

Tract #3: 80.25 Rods; Sec. 11, T16S, R13W; James and Sara Gullett, Grantors; Recorded in Volume 166, Page 567, Fayette County,
Alabama.

Tract #4: 60.58 Rods; Sec. 11, T16S, R13W; Richard and Leila Arthur, Grantors; Recorded in Volume 166, Page 569, Fayette County,
Alabama.

Tract #5: 111.12 Rods; Sec. 11, T16S, R13W; Fayette Country Club, Grantor; Recorded in Volume 165, Page 798, Fayette County, Alabama.

Assignment of Right-of-Way Agreements from Petrus Operating Company to Coronado Transmission Company; Recorded in Volume 166, Page 719,
Fayette County, Alabama.

Tract #6: 131.54 Rods; Sec. 16, T15S, R12W; W. I. Roberts, Grantor; Recorded in Vol. 163, Page 830, Fayette County, Alabama.

Tract #7: 42.71 Rods; Sec. 16, T15S, R12W; Sara Moss, Grantor; Recorded in Vol. 163, Page 842, Fayette County, Alabama.

Tract #8: 39.11 Rods; Sec. 16, T15S, R12W; Robert and Dorothy Ann
Musgrove, Grantors; Recorded in Vol. 163, Page 833, Fayette County,
Alabama.

Tract #9: 81.83 Rods; Sec. 16, T15S, R12W; Sara Moss, Grantor; Recorded in Vol. 52, Page 229, Fayette County, Alabama.

Tract #10: 60.59 Rods; Sec. 9, T15S, R12W; Ned and Joe Lynn Smith, Grantors; Recorded in Vol. 163, Page 827, Fayette County, Alabama.

Tract #11: 115.27 Rods; Sec. 9, T15S, R12W; Lillian Musgrove, Grantor; Recorded in Vol. 163, Page 824, Fayette County, Alabama.

Tract #12: 4.82 Rods; Sec. 9, T15S, R12W; Joe Lynn and Linda M. Smith, Grantors; Recorded in Vol. 163, Page 851, Fayette County, Alabama.

Tract #13: 59.00 Rods; Sec. 9, T15S, R12W; Robert Yawn and Carolyn Yawn Mann, Grantors; Recorded in Vol. 163, Page 848, Fayette County,
Alabama.

Tract #14: 7.47 Rods; Sec. 9, T15S, R12W; Robert Yawn and Carolyn Yawn Mann, Grantors; Recorded in Vol. 168, Page 281, Fayette County,
Alabama.

Tract #15: 76.79' x 123.21' Easement; Sec. 9, T15S, R12W, Robert Yawn and Carolyn Yawn Mann, Grantors; Recorded in Vol. 168, Page 279,
Fayette County, Alabama.

165' x 250' Easement (5 Yr. Term with Option to Renew); Sec. 11, T15S, R12W; Jerry and Sandra Jeffrie Lawrence, Grantors; Recorded in
Volume 167, Page 392, Fayette County, Alabama.


                RIGHTS-OF-WAY, PERMITS AND LICENSES
                 HAPPY HILLS LATERAL CTC 17-25

Tract #1: 51.60 (Scaled) Rods; Sec. 11, T14S, R12W; Gail Mayfield Gray, Grantor; Recorded in Volume 166, Page 639, Fayette County, Alabama.

Tract #2: 35.54 (Scaled) Rods; Sec. 11, T14S, R12W; Augusta Mayfield Kimbrell, Grantor; Recorded in Volume #166, Page 633, Fayette
County, Alabama.

Tract #3: 16.97 (Scaled) Rods; Sec. 11, T14S, R12W; Donny Mayfield, Grantor; Recorded in Volume 166, Page 741, Fayette County, Alabama.

Tract #4: 54.55 (Scaled) Rods; Sec. 11, T14S, R12W; Jack Mayfield, Grantor; Recorded in Volume 166, Page 643, Fayette County, Alabama.

Tract #5: 890.91 (Scaled) Rods; Sec. 2, T14S, R12W; Ida Youngblood, Grantor; Recorded in Volume 166, Page 462, Fayette County, Alabama.

Tract #6: 84.24 (Scaled) Rods; Sec. 3, T14S, R12W; Myrtie Week, Grantor; Recorded in Volume 166, Page 641, Fayette County, Alabama.

Tract #7: 87.27 (Scaled) Rods; Sec. 3, T14S, R12W; Charles Wheeler, Jr., Grantor; Recorded in Volume 166, Page 777, Fayette County, Alabama.

Tract #8: 108.57 (Scaled) Rods; Sec. 3, T14S, R12W; Gillie Porter, Grantor; Recorded in Volume 166, Page 631, Fayette County, Alabama.

Tract #9: 61.14 (Scaled) Rods; Sec. 3, T14S, R12W; Weyerhaeuser, Grantor; (No Agreement Found).

County Highway Permit, Executed By Counsel, Fayette County commission on October 10, 1986 for 4 - 4-Inch County Road Crossings and 4,230 Ft.
of 4" Pipeline Along White Springs Road, Located in Sections 3 &
11, T14S, R12W and Sections 33 & 34, T13S, R12W, Fayette County,
Alabama.

Tract #10: 14.54 (Scaled) Rods; Sec. 34, T13S, R12W; Guy and Dorothy Bolten, Grantors; Recorded in Volume 166, Page 804, Fayette County, Alabama and Houston Bly, Grantors; Recorded in Volume 166, Page
645, Fayette County, Alabama.

Tract #11: 30.30 (Scaled) Rods; Sec. 34, T13S, R12W; 0. Vaughn, Grantor; Recorded in Volume 166, Page 637, Fayette County, Alabama.

Tract #12: 20.48 (Scaled) Rods; Sec. 33, T13S, R12W; Larry and Pamela Harris, Grantors; Recorded in Volume 166, Page 635, Fayette County, Alabama.

Tract #13: 20.00 (Scaled) Rods; Sec. 33, T13S, R12W; Jerry and Collette Harris, Grantors; Recorded in Volume 166, Page 549, Fayette County, Alabama.

Tract #14: 188.35 (Scaled) Rods; Sec. 33, T13S, R12W; Joe Edd Earnest, Maggie Lee Mills Doris Gene Lynn, James F. Earnest, and Marjorie
Wood, Grantors; Recorded in Volume 166, Page 743, Fayette County,
Alabama.

1 Acre Surface Site; Sec. 33, T13S, R12W; Joe Edd Earnest, Maggie Lee Mills Doris Gene Lynn, James F. Earnest, and Marjorie Wood,
Grantors; Recorded in Volume 166, Page 853, Fayette County,
Alabama.

Tract #15: 213.94 (Scaled) Rods; Sec. 32, T13S, R12W; Clyde F. Smith, Grantor; Recorded in Volume 166, Page 629, Fayette County, Alabama.

20' x 20' Site; Sec. 32, T13S, R12W; Clyde F. Smith, Grantor; Recorded in Volume 166, Page 647, Fayette County, Alabama.

                RIGHTS-OF-WAY, PERMITS AND LICENSES
                   BRASHER #13-14 CTC: 17-40
                    FAYETTE COUNTY, ALABAMA

Tract #1: 800 feet; SE/4 of SW/4, Section 13, T15S, R12W, Fayette County, Alabama; Frances Brasher, Grantor; Recorded in Volume 180, Page
253, Fayette County, Alabama.

Tract #2: 1,600 feet; NW/4 of NE/4 and NE/4 of NW/4, Section 24, T15S, R12W, Fayette County, Alabama; Bobby C. Newman, Grantor; Recorded in Volume 180, Page 249, Fayette County, Alabama.

Tract #3: 1,000 feet; E/2 of NE/4, Section 24, T15S, R12W, Fayette County, Alabama; Robert W. and wife, Brenda K. Burroughs, Grantors;
Recorded in Volume 180, Page 251, Fayette County, Alabama.

Tract #4: 1,000 feet; SW/4 of SW/4 of SE/4, Section 13, T15S, R12W, Weyerhaeuser Corporation, Grantor; Recorded in Volume 180, Page
403, Fayette County, Alabama.


                   RIGHTS-OF-WAY, PERMITS AND LICENSES
               WEST ALABAMA SAND & GRAVEL, INC.  CTC: 17-41
                       FAYETTE COUNTY, ALABAMA

Tract #1: 2,000 feet; SW/4 of SW/4, Section 10 and N12 of NW/4, Section 15, T15S, R12W, Fayette County, Alabama; West Alabama Sand and
Gravel, Inc., Grantor; Recorded in Volume 179, Page 743, Fayette
County, Alabama.

Tract #2: 250 feet; S/W of S/W4, Section 10, T15S, R12W, Fayette County, Alabama; West Alabama Sand and Gravel, Inc., Grantor; Recorded in
Volume 179, Page 745, Fayette County, Alabama.

Tract #3: 469.87 feet; SW/4 of NW/4 and NW/4 of SW/4, Section 10, T15S, R12W, Fayette County, Alabama; Joe Roberts and wife, Debbie
Roberts, Grantors; Recorded in Volume 179, Page 741, Fayette
County, Alabama.

Tract #4: 1,089.47 feet; NW/4 of SW/4, Section 10, T15S, R12W, Fayette County, Alabama; Donald Freeman and wife, Lois Freeman, Grantors;
Recorded in Volume 179, Page 739, Fayette County, Alabama.

Tract #5: 407.7 feet; NW/4 of SW/4 and SW/4 of SW/4, Section 10, T15S, R12W, Fayette County, Alabama; James Roland Lawrence and wife,
Marilyn Lawrence, Grantors; Recorded in Volume 179, Page 737,
Fayette County, Alabama.


                      RIGHTS-OF-WAY, PERMITS AND LICENSES
                        EAST DETROIT SYSTEM    CTC-123

Crump Estate Well (#20-15): CTC:123-2

Tract #1: 15.15 Rods; Sec. 20, T12S, R15W; Ittie Lee Finch, Grantor; Recorded Under File #2123, in Fiche 87-78, Frame D5-D6, Lamar
County, Alabama.

Tract #2: 51.52 Rods; Sec. 20, T12S, R15W; Murray and Ittie Lee Finch, Grantors; Recorded Under File #1898, in Fiche 87-75, Frame C9-Cl0, Lamar County, Probate Court, Alabama.

Tract #3: 60.61 Rods; Sec. 20, T12S, R15W; Orbie P. and Madeline Crump, Grantors; Recorded Under File #2064, in Fiche 87-77, Frame A9-Al0, State of Alabama, Lamar County Probate Court.

4-Inch Pipeline (CTC: 123-1):

Tract #1: 218.84 Rods; Sec. 18, T12S, R15W; Fred Ogden Estate, Grantor; Recorded Under File #9737, Book 230, Pages 477-479, Lamar County,
Alabama.

Tract #2: 88.50 Rods; Sec. 18, T12S, R15W; Henry Allen and Henry Benton, Grantors; Recorded Under File #9713, Book 230, Pages 111-113, Lamar County, Alabama.

Tract #3: 186.58 Rods; Sec. 13, T12S, R16W; James Buford Markham, et al, Grantors; Recorded Under File #9736, Book 230, Pages 483-485, Lamar County, Alabama.

Tract #4:97.43 Rods; Sec. 13, T12S, R16W; J. M. Real and Wife,
Geraldine, Grantors; Recorded Under File #9039, Book 226, Pages
909-911, Lamar County, Alabama.

Tract #5:33.10 Rods; Sec. 13, T12S, R16W; Lecil Thompson,
Grantor;Recorded Under File #8993, Book 226, Pages 883-885, Lamar County,
Alabama.

Fox #31-1:

Tract #1: 18.18 Rods; Sec. 16, T12S, R16W; W. W. Ogden II, Grantor; Recorded Under File #170, Book 183, Page 955, Lamar County,
Alabama.

Tract #2: 95.35 Rods; Sec. 32, T12S, R15W; John C. Coats, Grantor; Lamar County, Alabama.


                  RIGHTS-OF-WAY, PERMITS AND LICENSES
                  TUSCALOOSA 10-INCH PIPELINE SYSTEM

Parcels #1 & #2: #1 Being 0.41 Acres and #2 Being 2.00 Acres; Section 1, T19S, R12W; Worth B. McGee, Grantor; Recorded in Book 840, Pages
233-234, Tuscaloosa County, Alabama.

Parcels #1 & #2: #1 Being 0.41 Acres and #2 Being 2.00 Acres; Section 1, T19S, R12W; Curtis Watson and Wife, Joan L., Grantors; Recorded in
Book 839, Pages 130-131, Tuscaloosa County, Alabama.

Parcel #1 & #2: #1 Being 0.41 Acres and #2 Being 2.00 Acres; Section 1, T19S, R12W; Douglas D. Watson, Grantor; Recorded in Book 840, Pages 73-74, Tuscaloosa County, Alabama.

State Highway Permit: Executed by Counsel, State of Alabama Highway Department for Pipeline Easement on State Highway 171, Tuscaloosa
County, Alabama.

ROAD BORES LISTED FROM LAMAR CO.  ROAD #21 GOING EAST:

LAMAR CO. ROAD 21                                              90       FT.
LAMAR CO. ROAD GRAVEL                                          46       FT.
LAMAR CO. ROAD 23                                              70       FT.
LAMAR CO. ROAD GRAVEL                                          65       FT.
LAMAR CO. ROAD GRAVEL                                          52       FT.
LAMAR CO. ROAD 25                                              80       FT.
ALA. STATE HWY.17                                              120      FT.
LAMAR CO. ROAD GRAVEL                                          60       FT.
LAMAR CO. ROAD 29                                              76       FT.
LAMAR CO.  ROAD 9                                              54       FT.
LAMAR CO.  ROAD GRAVEL                                         38       FT.
LAMAR CO.  ROAD GRAVEL                                         100      FT.
ALA. STATE HWY.OLD # 18                                        80       FT.
ALA. STATE HWY.NEW # 18                                        240      FT.
LAMAR CO. ROAD GRAVEL                                          78       FT.
LAMAR  CO. ROAD GRAVEL                                         50       FT.
LAMAR  CO. ROAD 49                                             68       FT.
LAMAR  CO. ROAD GRAVEL                                         50       FT.
LAMAR  CO. ROAD 41                                             80       FT.
         TOTAL                                             1,497       FT.


                   RIGHTS-OF-WAY, PERMITS AND LICENSES
                    WILKINSON COUNTY LATERAL GEI - 88
                     WILKINSON COUNTY, MISSISSIPPI

Tract #1: 12.08 Rods; Section 22, T1N, R2W, Wilkinson County, Mississippi; Harold Daves, Grantor,unsigned, base lease.

Tract #lA: 40.02 Rods; Section 22, T1N, R2W, Wilkinson County,
Mississippi, Susie Martens and August Martens, Grantors. Recorded in Book 9-K, Page 651, Wilkinson County, Mississippi.

Tract #2:218.52 Rods; Section 21, T1N, R 2W, Wilkinson County,
Mississippi; Susie Martens and August Martens, Grantors. Recorded in Book 7-T, Page 3, Wilkinson County, Mississippi.

Tract #3:         92.90 Rods; Section 21, T1N, R2W, Wilkinson County,
Mississippi; Susie Martens and August Martens, Grantors. Recorded in Book 7-R, Page 684, Wilkinson County, Mississippi.

Tract #4:         323.20 Rods; Sections 21 and 20 , T1N, R2W, Wilkinson
County, Mississippi; Florence Pohlmann, Grantor; Recorded in Book
7-R, Page 716, Wilkinson County, Mississippi.

Tract #5:284.68 Rods; Sections 29 and 30, T1N, R2W, Wilkinson County, Mississippi; Eva B. Stockett, et al Grantors, Recorded in Book 7-S, Page 9, Wilkinson County, Mississippi.

Tract #6: 428.20 Rods; Sections 19 and 30, T1N, R2W, Wilkinson County, Mississippi; David L. McCraine et al, Grantors; Recorded in Book 7-
R, Page 633, Wilkinson County, Mississippi.

Tract #7: 553.91 Rods; Sections 19, T1N, R2W, Sections 25, 27, 28 and 48, T1N, R1W, Wilkinson County, Mississippi, Robert M. Redhead, Jr. and
Hugh C. Redhead, Grantors; Recorded in Book 7-R, Page 723,
Wilkinson County, Mississippi.

Tract #8: 35.74 Rods; Section 21, T1N, R2W, Wilkinson County, Mississippi, Florence Pohlmann Grantor; Recorded in Book 7-T, Page 109,
Wilkinson County, Mississippi.

Tract #9: 151.27 Rods; Section 28, T1N, R2W, Wilkinson County,
Mississippi, Leonard B. Stockett, Jr., Grantor; Recorded in Book 7-T, Page 112, Wilkinson County, Mississippi.

Tract #10: 132.53 Rods; Sections 28 and 38, T1N, R2W, Wilkinson County, Mississippi; Alice R. Stockett, Grantor.

Highway Crossing Permit: U.S. Highway 61, Recorded in State Highway Commission's Minute Book 100, Pages 469 and 470, Dated May 24,
1977; Approved by John R. Tabb, Director, Mississippi State Highway
Department.
                         RIGHTS-OF-WAY, PERMITS AND LICENSES
              WILKINSON COUNTY LATERAL GEI: 88-1
               WILKINSON COUNTY, MISSISSIPPI

Tract #1: 60.80 Rods; Section 21, T1N, R2W, Wilkinson County,
Mississippi; August Martens and wife Susie M. Martens, Grantors.
Recorded in Book 9-K, Page 628, Wilkinson County, Mississippi.

Tract #2: 204.94 Rods; Section 22, TIN, R2W, Wilkinson County,
Mississippi; Harold Daves, Grantor, unsigned, base lease.


Tract #3: 221.68 Rods; Sections 22 and 23, T1N, R2W, Wilkinson
County, Mississippi; Dan DeLee, Grantor. Recorded in Book 9-K, Page 647, Wilkinson County, Mississippi.

Tract #4: 30.23 Rods; Section 23, T1N, R2W, Wilkinson County,
Mississippi; Eva B. Stockett, Margaret Stockett Falkenheiner and
Margaret Lyn Falkenheiner, Grantors.


              RIGHTS-OF-WAY, PERMITS AND LICENSES
              GREENWOOD SPRINGS SYSTEM (GEI-102)

County Road Permit, Crossing Adair Road, 7/12/82 Monroe County,
Mississippi, Approved by County Engineer S.L. Beyner

County Road Permit, Within and Crossing Sartors Mill Road, 7/12/82, Monroe County, Mississippi, Approved by County Engineer, S.L.
Beyner.

County Road Permit.  Crossing Wolfe Road, 7/12/82 Monroe County
Mississippi.  Approved by County Engineer S.L. Beyner.

Tract 1   158.08 Rods; Right-of-Way, SE 1/4 of NW 1/4, Section 14,
T14S, R17W, Mrs. Hazel Wise, Robert B. Wise, William George Wise,
Recorded in Deed of Records Vol 272, Page 202, Monroe County,
Mississippi.

Tract 2:  87.95 Rods; Right-to-Way, Section 11, T14S, Rl7W, Grady
W. Irvin, Recorded In Deed of Records, Vol 272, Page 204, Monroe
County, Mississippi.

Tract 3:  33.82 Rods; Right-of-Way, Section 32, T14S, R16W, Ray
Reeves, Recorded in Deed of Records Vol 270, Page 502, Monroe Co.,
Mississippi.

Tract 4: 30.18 Rods; Right-of-Way, Section 31, T14S, R16W, Thomas Payne Gilbert, Recorded in Deed of Records Vol 270, Page 505,
Monroe Co., MS.

Tract 5: 115.03 Rods; Right-of-Way, Section 30, T14S, R16W, E & G Forest Products, Inc., Recorded in Deed of Records Vol. 270, Page
508, Monroe Co., MS.

Tract 6:  30.85 Rods; Right-of-Way, Section 30, T14S, R16W, F.R.
Murff, et ux,  Recorded in Deed of Records Vol. 270, Page 511,
Monroe Co., MS.

Tract 7:  89.64 Rods; Right-of-Way, Section 30, T14S, R16W, Stephen
N. Murff, et ux.  Recorded in Deed of Records Vol. 270, Page 514,
Monroe Co., MS.

Tract 8: 118.l2 Rods; Right-of-Way, Section 25, T14S, R16W, Renley Boyette, Recorded in Deed of Records Vol. 270, Page 517, Monroe
Co., MS.

Tract 9:  118.85 Rods; Right-of-Way, Section 25, T14S, R17W, Lena
Boyette Windle, Recorded in Deed or Records Vol. 270, Page 520.
Monroe Co., MS.

Tract 10: 14.91 Rods; Right-of-Way, Section 23, T14S, R17W, W.E.
Lockhart & Bolin Hamilton, Recorded in Deed of Records Vol. 270,
Page 527, Monroe Co., MS.

Tract 11: 228.67 Rods; Right-of-Way, Section 15, T14S, Rl7W, Ollie Lucille Easter, Recorded in Deed of Records Vol. 210, Page 523,
Monroe Co., MS.

Tract 12: 124.61 Rods, Right-of-Way, Section 16, T14S, R17W, Monroe County School, Recorded in Deed of Records Vol. 270, Page 530,
Monroe Co., MS.

Tract 13: 59.27 Rods; Right-of-Way, Section 10 T14S, R17W, John Lee Davis , Recorded in Deed of Records, Vol. 270, Page 638, Monroe
Co., MS.

Tract 14: 774.55 Rods; Right-of-Way, Sections 30, 31, 32, T14S-R16W & Section 14, 15, 23, 24, T14S-R17W, Weyerhauser Company, Approved by Forest Land Use Manager. D. W. Wilbur. Recorded in Deed of
Records, Volume 277, Page 186, Monroe County, Mississippi.

           RIGHT OF WAY, PERMITS AND LICENSES
              HEIDELBURG SYSTEM (GEI-184)

100 Feet; Right-of-Way for Highway 11, Mississippi Highway
Department.
60 Feet; Right-of-Way for Highway 528, Mississippi Highway
Department.
60 Feet; Right-of-Way for Highway 528, Mississippi Highway
Department.
35.6 Rods; 587 Feet Right of Way, City of Heidelburg.
Alabama Great Southern Railroad, Right-of-Way for a 4 1/2-Inch Gas Pipeline Within and Crossing M.P. 40, Heidelburg, Mississippi,
Dated November 13, 1989.

Tract 1: 89.4 Rods; SW/4 of Section 34, Township 1 North, Range 13 East, William Paul Rowell and Stephen E. Rowell, Dated October 23, 1989. Recorded in Book 70, Pages 247-250.

Tract 2: SW/4 to Section 34, Township 1 North, Range 13 East, Paul Rowell, Jasper Co., MS, Dated November 7, 1989 (not recorded).

Tract 3: 80.8 Rods; SE/4 to Section 33, Township 1 North, Range 13 East, Margaret Young, Jasper Co., MS, Dated November 7, 1989.
Recorded in Book 70, Pages 256-258.

Tract 4: 30.3 Rods; Section 32, T1N, R13E, John David Lyon, Jr.
Jasper Co., MS, Dated January l6, 1990.  Recorded in Book 71, Pages
648-650.

Tract 5: 43.8 Rods; Section 32, T1N, R13E, Elizabeth Morrison Carr, Jasper Co., MS, Dated April 3, 1990, Recorded in Book 71, Pages
651-653.

Tract 6: 20.4 Rods; Section 32, T1N, R13E, J.E. King, Doris King
Carlisle and Julius W. King, Jasper Co., MS, Dated January 26,
1990, Recorded in Book 71, Pages 628-630.

Tract 7: 47.1 Rods; Section 32 NE/4 NW/4, TIN, R13E, John Jones
Estate by S. Graham, Jasper Co., MS, Dated April 9, 1990, Recorded in Book 71, Pages 643-645.

Tract 8: 64.2 Rods; Section 29 SE/4 SW/4; Section 32 NE/4 NW/4,
T1N, R13E, Jerry Roberts, Jasper Co., MS, Dated February 16, 1990. Recorded in Book 71, Pages 637-639.

Tract 9: 71.4 Rods; Section 29, T1N, R13E, Frances Morrison, Jasper Co., MS. Dated February 1, 1990. Recorded in Book 71, Page 640-
642.

Tract 10: 30.4 Rods; Section 29 SW/A SE/4, T1N, R13E, Frances
Morrison, Jasper Co., MS, Dated 10/25/91, Recorded in Book 139,
Pages 787-789

Tract 11: 15.1Rods, Section 32 NE/4 NW/4; section 29, SE/4 SW/4,
T1N, R13E, Dorothy Lindsey, Jasper Co., MS, Dated 3/15/90, Recorded in Book 71, Pages 634-636.

Tract 12: 44.4 Rods; Section J2, T1N, R13E, Archie Jones, Jasper
Co., MS, Dated 1/1//90, Recorded in Book 71, Page 631-633

Tract 13: 44.9 Rods; Section 32 SE/4 NW/4, T1 N, R13E, E. Francis
Jones, Jasper Co., MS, Dated 1/12/90.  Recorded in Book 71, Pages
625-627.

Tract 14: 26.6 Rods; Section 32, SE/4 NW/4, T1N, R13E, Campbell
Read, Jasper Co., MS, Dated 2/13/90, Recorded in Book 71, Pages
622-624

Tract 15: 13.8 Rods; Section 32 SE/4 NW/4, T1N, R13E, Harold
Andrews, Jasper Co., MS, Dated 2/14/90, Recorded in Book 71, Pages
619-621

Tract 16: 5.34 Rods; Section 29 SW/4 NE/4, T1N, R13E, Dempsey Jones and Wife, Ora J. Jones, Jasper Co., MS, Dated 10/24/90, Recorded in Book 139, Pages 775-777.

Tract 17: 14.73 Rods; Section 29 SW/4 NE/4 and NW/4 SE/4, T1N,
R13E, Cynthia B. Lacey, Jasper Co., MS, Dated 11/5/90, Recorded in Book 139, Pages 781-783.

Tract 18: 14.73 Rods; Section 29 SW/4 NE/4 and NW/4 SE/4, T1N,
R13E, Cathryn B. Sheppard, Jasper Co., MS, Dated 11/6/90, Recorded in Book 139, Pages 778-780.

Tract 19: 14.73 Rods; Section 29 SW/4 NE/4 and NW/4 SE/4,T1N,
R13E, Betty Ann Harris, Jasper Co., MS, Dated 11/5/90, Recorded in Book 139, Pages 784-786.

                           (GEI-185)

Tract 1:          150' x 150'  Surface Site; Maso Newell.
Tract 2.          97.4 Rods; 1607 Feet; Maso Newell.
Tract 3:          93.8 Rods; 1547 Feet; T. D. Lewis Estate.
Tract 4:          55.2 Rods; 910.59 Feet; Heidelburg Est.
Tract 5:          27.8 Rods; 458.07 Feet; Jasper Co., MS.


            RIGHTS-OF-WAY, PERMITS AND LICENSES
                        (GEI 186)

Tract 1:          9.2 Rods: T1N, R16, Sections 10 & 15, Cavenham Forest
Industries, Recorded in Book 9-T, Page 361, Lamar Co., MS.

Tract 2:          101.2 Rods; T1N, R16, Section 10, Cavenham Forest
Industries, Recorded in Book 9-T,   Page 355, Lamar Co., MS.

                            (GEI 187)

Tract 1:          54.54 Rods; Assigned Right-of-Way, T1N, R17W. W. E.
Walker, Recorded in Book 931, Page 16, Marion Co., MS.

Tract 2:          10.9 Rods; T1N, R17W, Section 12, Carol Robbins, (pending
recording), Marion Co., MS.

Tract 3:          l67.9 Rods, T1N, R17W, Section 12, M. Mille, Recorded in
Book 1082, Page 357, Marion Co.,  MS.

Tract 4:          C. L. Caruthers laid P/L on Base Lease, No Right-of-Way
obtained.  Paid Damages only (934.46 Feet), Marion Co., MS.


                          END OF EXHIBIT "C"

                             EXHIBIT "D"
                         CONTRACTS AND PERMITS

1.       AL07-2035-F

a. Gas Sales Contract dated 11/3/86 between Coronado Transmission Company, "Seller" and The Gas Board of the City of Fayette,
Alabama, "Buyer" in Fayette County, Alabama.

b. Letter dated 2/15/95 giving notice of assignment to Texas Southeastern Gas Gathering Company.

2.       AL07-1031-F

a.       Gas Purchase Contract dated 7/8/86 between Coronado
Transmission Company, "Buyer" and Browning & Welch, Inc. on various wells located in Fayette County, Alabama.

b. Change of Company Name to Encina Transmission Company effective 4/l/92.

c. Letter dated 2/15/95 giving notice of assignment to Texas Southeastern Gas Gathering Company.

3.       AL07-1001-F

a.       Gas Purchase Contract dated 8/8/80 between Coronado
Transmission Company, "Buyer" and Charles L. Cherry & Associates,
Inc., "Seller" in Fayette County, Alabama.

b. Amendment dated 10/8/85 whereby Cherry ratifies the Gas Sales Agreement of Terra (AL07-1005-L) on the Sanders 33-9.

c. Change of Company Name to Encina Transmission Company effective 4/l/92.

d. Letter dated 2/15/95 giving notice of assignment to Texas Southeastern Gas Gathering Company.

4.       AL29-1039-F

a. Gas Purchase Contract dated 9/4/87 between CTC Gas Marketing, "Buyer" and Carless Resources Inc., "Seller" on the Nolen 6-5 in
Fayette County, Alabama.

b. Ratification Agreement dated 11/l/87 adding 50% of the released volumes from the Johnson 36-6. (Ref. AL07-1029-F)

c. Correspondence received 2/5/90 stating that the contract was acquired by Espero Energy Corporation effective 4/l/89.

d. Letter dated 2/15/95 giving notice of assignment to Texas Southeastern Gas Gathering Company.

5.       AL07-1024-F

a.       Gas Purchase Contract dated 12/14/85 between Coronado
Transmission Company, "Buyer" and Fairland Energy Corporation,
"Seller" on the gas from the Woodward 25-5, 26-9, and Fullerton 25-13 wells in Fayette County, Alabama.

b. Division of Interest listing receive 9/25/86 on the Browning & Welch Hocutt 2-1 well.

c. Ratification Agreements dated 9/18/87, effective 8/l/87 whereby Mix Energy Ltd, II and Hugh C. Mix interest in the Walton
30-12, Woodward 25-5 and Johnson 30-11 wells is transferred to be covered under this contract.

d.       Assignment dated 12/20/89, effective 1/l/90 whereby Mix
Energy's interest is taken over by Bay City Consolidated Partners, Ltd.

e. Change of Company Name to Encina Transmission Company effective 4/l/92.

f. Correspondence stating that Middle Bay Oil Company, Inc. took over Bay City's interest in the contract effective 1/l/93.

g. Assignment dated 11/1/94 whereby Middle Bay Oil Company's interest is taken over by Green River Resources.

h. Letter dated 2/15/95 giving notice of assignment to Texas Southeastern Gas Gathering Company.

i. Letters dated 1/17/96 ratifying Texas Southeastern Gas Gathering Company that Browing & Welch, as Operator of well, has placed a lien on Fairland's oil & gas rights, and instructing TSEGG to pay Browning & Welch directly for all gas effective December 1, 1995 until further notice.

6.       AL07-1002-F

a. Operating Agreement dated 4/3/73 between Warrior Drilling and Engineering Co., "Operator" and Lone Star Producing Company, "Non-Operator" in Fayette County, Alabama.

b.       Gas Purchase Contract dated 6/18/76 between Coronado
Transmission Company, "Buyer" and Enserch Exploration, Inc.,
"Seller" (EEI-GS-11001) in Fayette County, Alabama.

c. Letter Agreement dated 6/18/76 stating additional provisions to the contract.

d.       Letter Agreement dated 6/18/76 on Option to Purchase Gas.

e. Letter Agreement dated 11/16/76 reaffirming CTC's intentions to maintain the intrastate status of any gas purchased under the Contract stated in #2.

f. Right of Way Agreement dated 3/30/77 between the Smiths and CTC.

g.       Letter dated 7/16/85 stating that effective 4/30/85
(assignment attached) Enserch operating Company took over the original contract dated 6/18/76.

h. Partial Release of GPC dated 6/2/86 on the Gravelee 13-14 #1 and AMC 14-15 #1 wells operated by Terra and the Grace Anders 13-15 #1 well operated by Browning & Welch, Inc.

i.       Partial Release of Gravalee 13-12 #1 operated by Terra
Resources dated 8/l/86.

j. Change of Company Name to Encina Transmission Company effective 4/l/92.

k. Letter dated 5/3/94 stating part of this contract was acquired by Roundtree & Associates, Inc. effective 1/l/94. (Roundtree
#AL07-1069-F).

1. Assignments dated 2/10/94, effective 1/l/94 where Roundtree & Associates acquires several leases from Enserch.

m. Letter dated 2/15/95 giving notice of assignment to Texas Southeastern Gas Gathering Company.

n. Assignment from Texas Southeastern Gas Gathering Company to Roundtree of Compressor Lease with Warrior; Rental Agreement between Roundtree and TSEGG for Roundtree's lease of certain equipment in Fayette County, AL.

7.       AL29-1065-F

a.       Gas Purchase Agreement dated 11/18/92 between Encina Gas
Marketing, Inc., "Buyer" and Natural Gas & Oil, Inc., "Seller" for gas from the Sanders 18-7 well in Fayette County, Alabama.

b. Letter dated 5/19/93 from Sanford regarding Sanders 18-6 & 18-7 working interest.

c. Letter dated 2/15/95 giving notice of assignment to Texas Southeastern Gas Gathering Company.

8.       AL07-2010-F

a. Gas Sales Agreement dated 7/12/83 (executed on 7/18/83) between Coronado Transmission Company, "Seller" and Northwest
Alabama Gas District, "Buyer" in Fayette County, Alabama.

b.       Notification of Company Name Change to ETC on 3/2/92.

c. Letter dated 2/15/95 giving notice of assignment to Texas Southeastern Gas Gathering Company.

9.       AL07-1029-F

a.       Gas Purchase Contract dated 1/29/86 between Coronado
Transmission Company, "Buyer" and Carless Resources, Inc., "Seller" on the Weyerhaeuser 36-13, Moore 2513 and Hocutt 1-3 wells in
Fayette County, Alabama.

Ratification and Construction Agreements dated 1/29/86 between the above parties and various Working Interest Owners.

c. Letter Agreement dated 11/9/87, effective 11/l/87 releasing 50% of volumes from the Johnson 36-6 to CTCGMI contract AL29-1039-F

d. Letter dated 12/18/89 assigning interest to Espero Energy Corporation effective 4/l/89.

e.Change of Company Name to Encina Transmission Company effective
4/l/92.

f. Letter dated 2/15/95 giving notice of assignment to Texas Southeastern Gas Gathering Company.

10.      AL07-1055-F

a. Letter Agreement dated 2/4/92 regarding purchasing gas 2/l/92 from the Watkins 6-16 well. The agreement will be between Coronado Transmission Company, "Buyer" and Lomak Production Company,
"Seller".

b.       Gas Purchase Agreement dated 2/l/92 between Encina
Transmission Company, "Buyer" and Lomak Production Company
"Seller". This contract will replace AL071001-F & AL07-1018-F contracts with Charles Cherry.

c. Letter dated 7/9/92 whereby Merrimac Energy Corp. takes over the interest of Lomak. Nomination #1 for 7/92.

d. Gas Purchase Contract dated 7/l/92 between Merrimac Energy Corp., "Seller" and Encina Gas Marketing, Inc., "Buyer" on the 75% interest on the Airhart Watkins 6-16 ---- Contract No. AL29-1061-F

e. Letter dated 2/15/95 giving notice of assignment to Texas Southeastern Gas Gathering Company.

11.      AL29-1061-F

a.       Gas Purchase Agreement dated 7/l/92 between Encina Gas
Marketing, Inc., "Buyer" and Merrimac Energy Corp., "Seller" for the 75% interest on the Airhart Watkins 6-16 in Fayette County,
Alabama.

b. Letter dated 2/15/95 giving notice of assignment to Texas Southeastern Gas Gathering Company.

12.      AL07-1048-F

a.       Gas Purchase Agreement dated 11/l/90 between Coronado
Transmission Company, "Buyer" and Bill W. Newton, "Seller" for gas from the Brasher 13-14 well in Fayette County, Alabama.

b. Change of Company Name to Encina Transmission Company effective 4/l/92.

c. Letter dated 2/15/95 giving notice of assignment to Texas Southeastern Gas Gathering Company.

13.      AL07-1034-F

a.       Gas Purchase Contract dated 1/22/86 between Coronado
Transmission Company, "Buyer" and Howell Petroleum Corporation,
"Seller" on the gas from the Fowler 212 and 11-4 wells in Fayette
County, Alabama.

b.       Letter dated 4/10/92 stating our name change to ETC.

c. Letter dated 2/15/95 giving notice of assignment to Texas Southeastern Gas Gathering Company.

14.      AL29-1044-F

a. Gas Purchase Agreement dated 5/3/88 between CTC Gas Marketing, Inc., "Buyer" and Morrow Oil & Gas Company, "Agent" on the gas from the Fowler 2-12, Moore 25-13, and Weyerhaeuser 36-13 in Fayette
County, Alabama.

b. Letter dated 2/15/95 giving notice of assignment to Texas Southeastern Gas Gathering Company.

15.      AL07-3053-F

a.       Gas Gathering Agreement dated 3/l/91 between Coronado
Transmission Company, "Transporter" and Triangle Operating Co.,
Inc., "Shipper" in Fayette County, Alabama.

b.       Notification of Company Name Change to ETC on 3/2/92.

c. Letter dated 2/15/95 giving notice of assignment to Texas Southeastern Gas Gathering Company.

16.      AL29-1040-F

a. Letter Agreement dated 9/28/87 between CTC Gas Marketing, Inc., "Buyer" and MWJ Producing Company, "Seller" on the excess gas from the Walton 30-12 and Woodward 25-5 in Fayette County, Alabama.

b.       Change of Company Name to Encina Gas Marketing, Inc. effective
4/l/92.

c. Letter dated 2/15/95 giving notice of assignment to Texas Southeastern Gas Gathering Company.

17.      AL07-3062-F

a. Gas Transportation and Compression Agreement dated 10/l/92 between Encina Transmission Company, "Transporter" and Morrow Oil
& Gas Company, "Gatherer" on the gas from the Cannon 18-13 and Johnson 30-11 wells in Fayette, Alabama.

b. Letter dated 2/15/95 giving notice of assignment to Texas Southeastern Gas Gathering Company.

18.      AL07-3068-F

a. Gas Transportation Agreement dated 11/4/91 between Encina Transmission Company, "Transporter" and Hughes Eastern Corporation, "Shipper" in Fayette County, Alabama.

b.       Name Change to Encina Gas Marketing, Inc., 4/l/92.

c. Letter dated 2/15/95 giving notice of assignment to Texas Southeastern Gas Gathering Company.

19.      AL07-3013-F

a. Gas Transportation Agreement dated 8/31/76 between Northwest Alabama Gas District and The Gas Board of the City of Fayette, as
Transporter and Coronado Transmission Company.

b.       Gas Transportation Agreement dated 11/25/80.

c. Letter Agreement dated 7/12/83 regarding fee to be charged for volumes which CTC tenders to NWAG for redelivery to CTC in Tuscaloosa County, which in turn are delivered to Southern for Cajun's account.

d. Letter dated 6/25/85 stating effective 8/31/85 NWAGD will not accept gas for transportation under c, above.

e. Letter dated 2/15/95 giving notice of assignment to Texas Southeastern Gas Gathering Company.

20.      AL07-1069-F

a. Operating Agreement dated 4/3/73 between warrior Drilling and Engineering Co., "Operator" and Lone Star Producing Company, "Non-Operator" in Fayette County, Alabama. (Reference only; see AL07-
1002-F for original).

b.       Gas Purchase Contract dated 6/18/76 between Coronado
Transmission Company, "Buyer" and Enserch Exploration, Inc.,
"Seller" (EEI-GS-11001) in Fayette County, Alabama. (Reference only; see AL07-1002-F for original).

c. Documentation where Enserch assigned part of this contract to Germany Oil Company.

21.      AL07-1066-F

a. Gas Purchase Contract dated 3/l/94 between Encina Transmission Company, "Buyer" and Morrow Oil and Gas Company, "Seller" on the
Bobo well in Fayette County, Alabama.

b. Letter dated 2/15/95 giving notice of assignment to Texas Southeastern Gas Gathering Company.

22.      AL29-1067-F

a.Documentation where Viola Production, Inc. acquires Howell
Petroleum's interest in the Fowler 2-12 effective 1/l/94.

b.Gas Purchase Contract dated 1/l/94 between Viola Production, Inc., "Seller" and Encina Gas Marketing, Inc., "Buyer" for gas in
Fayette, Alabama.

c.Letter dated 2/15/95 giving notice of assignment to Texas
Southeastern Gas Gathering Company.

23.AL07-1019-L

a.Gas Purchase Contract dated 11/17/86, effective 9/l/86 between Coronado Transmission Company, "Buyer" and Morrow Oil and Gas
Company, "Seller" on the Allman 14-4 in Lamar County, Alabama.

b.Change of Company Name to Encina Transmission Company effective
4/l/92.

c.Letter dated 2/15/95 giving notice of assignment to Texas
Southeastern Gas Gathering Company.

24.AL07-3082-L

a.Gas Transportation Agreement dated 1/31/92, effective 11/1/90 between Coronado Transmission Company, "Transporter" and Grace
Petroleum Corp., "Gatherer" in Lamar County, Alabama.

b.Letter stating the contract was acquired by Encina Transmission
Company effective 3/2/92.

c.Letter dated 2/15/95 giving notice of assignment to Texas
Southeastern Gas Gathering Company.

25. AL07-2001

a.Gas Sales Contract dated 8/13/76 between Alabama Gas Corporation, "Buyer" and Coronado Transmission Company, "Seller" covering the gas in various counties of Alabama.

b.Temporary Emergency Gas Purchase Agreement dated 2/16/77.

c.Gas Sales Contract dated 9/l/78 reaffirming the parties' respective rights in and to the contract dated 8/13/76 in light of the accords reached respecting settlement of Civil Action No. CV-77-069 in the Circuit Court of Fayette County, Alabama.

d.Amendment dated 9/l/78 more accurately setting forth the rights and obligations of the parties respecting that gas purchased by CTC from Grace because certain anomolies exist between the gas purchased by CTC from Grace and the restated GSC dated 9/l/78 (#5).

e.Assignment, Sale and Property Transfer Agreement dated 9/15/79 assigning all intrastate contracts to Alasgasco Pipeline.

f.Assignment dated 11/l/79 where CTC assigns unto Alasgasco an undivided 50 percent of its interest in certain facilities at its McConnel Compressor Station.

g.Assignment dated 11/l/79 where Alasgasco assigns unto CTC an undivided 50 percent of Alagasco's interest in certain facilities at its McConnel Compressor Station.

h.Assignment dated 11/l/79 where CTC assigns unto GEI all of its interest in and to those facilities at the site of the interconnection with Southern's facilities at its McConnell
Compressor Station located at Tuscaloosa County, Alabama.

i.Assignment dated 11/179 where CTC assigns unto GEI all of interests in the compressor facilities and pipeline which comprise the interconnection near MP259 on Southern's 22" North mainline in Tuscaloosa County, Alabama.

j.Assignment dated 11/l/79 where GEI assigns unto Southern all of its interest in the pipeline which connects the compressor facilities of GEI to Southern's 22" North mainline near MP259 in Tuscaloosa
County, Alabama.

k.Assignment and Bill of Sale dated 7/15/80 where GEI is Grantor and Alagasco Pipeline Company is Grantee. This Assignment replaces
#12.

l.Letter Agreement dated 4/28/81 where Alagasco requests that CTC deliver to Southern, for Alagasco's account, 100% of CTC's delivery capability.

m.Letter Agreement dated 7/9/81 between Alagasco and CTC which is supplementary to the Settlement Agreement between Grace, CTC and Alagasco.

n.Settlement Agreement dated 7/14/81 between Grace, CTC and Alagasco.

o.Title Opinion and Right of Way Agreement dated 9/20/82 on GEI's pipeline, Southern Natural interconnect in Tuscaloosa County,
Alabama.

p.Correction Assignment and Bill of Sale from GEI to Alagasco dated
7/3/84.

q.Letter dated 3/29/85 stating that effective 3/31/85 Alagasco can no longer purchase gas from CTC.

r.Contract release letter dated 8/23/85.

s.Notice dated 10/7/85, effective 10/l/85 changing the name to TAURUS.

t.Amendment dated 12/l/87 regarding the release (12/l/87 to 12/l/88) and price on the gas from the Fowler 5-16.

u.Consent for Seller to assign contract to Texas Southeastern Gas
Gathering Company dated 12/29/94.

v.Letter dated 2/15/95 giving notice of assignment to Texas
Southeastern Gas Gathering Company.



26. AL07-3058

a.Gas Gathering and Transportation Agreement dated 9/l/90 between Coronado Transmission Company and CTC LTD., "Transporters" and
Grace Petroleum Corporation, "Shipper".

b.Letter dated 2/15/95 giving notice of assignment to Texas
Southeastern Gas Gathering Company.

27. AL07-3056

a.Gas Gathering and Transportation Agreement dated 8/24/90, effective 3/l/90 between Coronado Transmission Company, "Transporter" and
Associated Natural Gas, Inc., "Shipper".

b.Letter dated 2/15/95 giving notice of assignment to Texas
Southeastern Gas Gathering Company.

28. AL07-3059

a.Gas Gathering Letter Agreement dated 6/18/90 between Coronado
Transmission Company and Associated Natural Gas, Inc. on the Fowler
18-14 well.

b.Letter dated 2/15/95 giving notice of assignment to Texas
Southeastern Gas Gathering Company.

29. AL29-1034

a.Gas Purchase Agreement dated 4/l/87 between CTC Gas Marketing,
Inc., "Buyer" and Terra Resources, Inc., "Seller" on the wells listed on Exhibit "A" in Fayette and Lamar Counties, Alabama.

b.Documentation changing the contract to Pacific Enterprises Oil
Company (USA) effective 5/l/89.

c.Documentation received 1/14/93, effective 4/l/92 changing the contract to Hunt Oil Company.

d.Letter dated 2/15/95 giving notice of assignment by Buyer to TSEGG, and letter from Hunt Oil Company dated 2/23/95 giving notice of assignment by Seller to Germany Oil Company

30.AL29-1060-F

a.Gas Purchase Agreement dated 2/22/92 between CTC Gas marketing,
Inc, "Buyer" and Sanford Resources Corporation, "Seller" on the
Sanders 18-6 well in Fayette County, Alabama.

31. US29-1062

a.Gas Purchase Contract between Encina Gas Marketing, Inc., "Buyer" and Premier Gas Company, "Seller" dated 9/1/93.

b.Letter dated 1/25/96 changing Seller's name to Samson Production Services Company.

32. US29-1005

a.Gas Purchase Contract between Encina Gas Marketing, Inc., "Buyer" and Morrow Oil & Gas Company, "Seller" dated 4/l/92.

33. US29-1013

a.Gas Purchase Contract between Encina Gas Marketing, Inc., "Buyer" and Roundtree & Associates, Inc. dated 9/l/92.

34.AL29-3065

a.Gas Gathering Agreement dated August, 1990 between Encina Gas
Marketing, Inc., "Shipper" and Associated Natural Gas, Inc.,
Gatherer".

b.Assignment from Encina Transmission Company to Texas Southeastern Gas Gathering Company dated April 19, 1995, effective September 1, 1994.

c.Letter dated February 15, 1995 giving notice of assignment to Texas Southeastern Gas Gathering Company.


35.AL29-1059-F

a.Gas Purchase Agreement dated 3/1/92 between CTC Gas Marketing,
Inc., "Buyer" and Flare, Inc., "Seller" in Fayette County, Alabama.

b.Change of Company Name to Encina Gas Marketing, Inc. effective
4/1/92.

c.Letter dated 8/12/93 stating the Kirkland 36-3 and Barnes 35-3 wells have been acquired from Browning & Welch, MS29-1002-J.

d.Assignment from Encina Transmission Company to Texas Southeastern Gas Gathering Company dated April 19, 1995, effective September 1, 1994.

e.Assignment and Bill of Sale from Flare, Inc. to Bowen and Roundtree, Inc. dated February 1, 1995 for the U.S. Steele 31-13 well in Fayette County, Alabama.

36.AL10-3085-L

a.Gas Transportation Agreement dated 7/1/95 between Premier Gas
Marketing Company, "Shipper" and Texas Southeastern Gas Gathering
Company, "Transporter" in Lamar County, Alabama.

b.Letter dated November 30, 1995 requesting consent to assign this contract from Premier Gas Marketing Company to Samson Hydrocarbons Company.

37.Koch Operating Agreement

a.Tie-In Agreement dated 8/16/90 between Galaxy Energies, Inc.
(GEI),"Gatherer" and United Gas Pipe Line (UGPL), "Pipeline" on the Dixie Minerals Corp. Gas Unit #1 in Lamar County, Mississippi.

b.Operation and Maintenance Agreement dated 9/5/90 between GEI and UGPL on the Carroway 19-7 and Lloyd 20-14 wells in Jasper County,
Mississippi.

c.Tie-In Agreement dated 10-9-90 between GEI and UGPL on the Carroway 11-1 well in Marion County, Mississippi.

d.Letter dated 8/17/95 notifying Koch of assignment to Texas
Southeastern Gas Gathering Company effective 1/19/95.

38.Compressor Maintenance Agreement

a.Compressor Maintenance Letter Agreement dated March 23, 1995 between Texas Southeastern Gas Gathering Company and Encina
Transmission Company regarding compressor known as Unit #50 in Fayette County, Alabama.

39.Compressor Maintenance Agreement

a.Compressor Maintenance Letter Agreement dated August 4, 1995 between Texas Southeastern Gas Gathering Company and Safco regarding two compressors located at the Barton, Alabama compressor station.

40.AL07-0000-L

a.Agreement to purchase gas between Texas Southeastern Gas Gathering Company, "Buyer" and Triangle Operating Co., Inc., "Seller" on the Crump Estate #1 20-15 well in Lamar County, Alabama.

41.AL29-0000

a.Agreement to purchase gas between Texas Southeastern Gas Gathering Company, "Buyer" and Browning & Welch, Inc., "Seller" on various wells in Fayette County, Alabama.


                              MISSISSIPPI


1.MS06-3001-J

a.Gas Gathering Agreement dated 9/20/89 between Galaxy Energies,
Inc., "Transporter" and Browning & Welch, Inc., "Shipper" for gas from B. B. Lyon et al gas Unit #1 in Jasper County, Mississippi.

b.Pipeline Construction Agreement dated 9/20/89 between the parties mentioned in #1.

c.Agreement dated 11/13/89 between The Alabama Great Southern
Railroad Company and Galaxy Energies, Inc. regarding the 4 1/2" pipeline crossing at a point 671' North of Milepost 40.

d.Request to install, maintain and operate compression letter agreement dated 1/11/90.

e.Letter dated 2/16/95 giving notice of assignment to Texas
Southeastern Gas Gathering Company.

2.MS06-3002-MO

a.Gas Gathering Agreement dated 11/08/90 between Galaxy Energies,
Inc., "Transporter" and Pruet Production Co., "Shipper" in Monroe
County, Mississippi.

b.Letter dated 2/16/95 giving notice of assignment to Texas
Southeastern Gas Gathering Company.

c.Notices of Change of Operator on Davis 10-13 and Board of Supervisors 16-8 wells to Hughes Eastern Corporation.

3.MS06-3002-WL

a.Gas Transportation Agreement dated 12/11/84 between Galaxy
Energies, Inc., "Transporter" and Justiss Oil Company, "Customer" on the P. M. Stockett, et al Unit #1 in Wilkinson County,
Mississippi.

b.Pipeline Lease Agreement with Millbrook Gas Gathering L.P. dated 1/24/92; amendment to same lease agreement dated 5/14/92.

c.Letter dated 2/16/95 giving notice of assignment to Texas
Southeastern Gas Gathering Company.

4.MS10-3010-J

a.Gas Transportation Agreement dated 8/15/95 between Texas
Southeastern Gas Gathering Company "Transporter" and Tellus Energy Group, L.L.C., "Shipper" in Jasper County, Mississippi.

                         END OF EXHIBIT "D"

                             EXHIBIT "E"

SHOP STOCK

1        WATER MANO
2        DEAD WEIGHT TESTER COMPLETE W/WEIGHTS (3 SETS  l000# EACH)
2        H2S DETECTOR W/DRAGER TUBES
1        ORBIT VALVE LUBE GUN
3        GRAVITOMETER
2        MECO DEW POINT MACHINE
1        MECO DEW POINT MACHINE - NOT COMPLETE
2        PIPELINE DETECTORS
1        STIHL FS 80 WEEDEATER
1        HOTTOT GAS HEATER
1        BRIGGS 5HP PUSH LAWN MOWER
1        PORTABLE AIR TANK
1        FIRE EXTINGUISHERS
1        3000# PRESSURE RECORDER
1        PK METER TESTER W/AIR COMPRESSOR
1        AIR COMPRESSOR
1        RIDGID PIPE VISE W/STAND
1        RIDGID 1-3" PIPE CUTTERS
1        SET RIDGID PIPE THREADERS (1/2, 1, 1-1/4, 2")


                             STOCK IN SHED**

**CONSTANTLY CHANGING

3        6" FLANGES
3        2" CHECK VALVE
2        3" CHECK VALVE
1        4" CHECK VALVE
1        I" DUMP VALVE (NEW)
1        2" BIG JOE (NEW)
1        2" F/F SINGER FILTER HOUSING
1        1" RELIEF (NEW) SERIES 80 SRV
2        3" BLINDS
1        4" F/F VALVE
1        1" MASONEILAN CONTROL VALVE W/CONTROLLER
1        2" FISHER V-BALL VALVE
2        2 " LEVEL CONTROLS
2        2" F/F PISTON CHECK VALVE
2        1" CONTROL VALVE
1        BELLOWS (BARTON)
1        2-PEN BARTON METERS AND BELLOWS
1        GLYCOL PUMP (USED)
2        3-PEN BARTON METER AND BELLOWS
2        BARTON BELLOWS - USED
1        BARTON DIFFERENTIAL CONTROL - USED
1        BARTON PRESSURE CONTROL - NOT COMPLETE
1        BARTON 3-PEN W/AUTO DROP
1        BARTON 2-PEN W/AUTO DROP
1        2" SENIOR METER RUN - DANIELS
3        F/F 600# ORBIT VALVE
20       SIGN POSTS, 5'
ASSORTED FITTINGS (2",3",4",6")
ASSORTED ORIFICE PLATES AND SEALS (2",3",4",6")
ASSORTED METER PARTS (STATIC SPRINGS, RANGE SPRINGS, ETC.)
MISC.1" SRW 90, T, VALVES, NIPPLES
MISC METER SADDLES
ASSORTED WELD FITTINGS (6"-2")


                      OFFICE FURNITURE AND EQUIPMENT


         BUILDING:         45'X 64' (INCLUDING SHOP) 2880 SQ,FT. **RENTAL**
1        CANNON NP-155Z COPIER
1        XEROX 485 TELECOPIER                         W/PHONE
1        HEWLETT-PACKARD LASER                        JET PRINTER HP2686A
1        KAYPRO KPC COMPUTER - KAYPRO MONITOR KP-1252G W/MANUALS
2        TEXAS INSTRUMENT TI-5030II CALCULATOR
1        FORD 333 CODE-A-PHONE ANSWERING MACHINE
1        SHARP COMPET QS-2184 CALCULATOR
1        SHARP COMPET QS-1604 CALCULATOR
1        IBM CORRECTING SELECTRIC III TYPEWRITER
9        DESKS
17       CHAIRS (5 EXECUTIVE, 3 SECRETARY)
4        END TABLES
1        COFFEE TABLE
4        LAMPS
1        CONFERENCE TABLE W/6 CHAIRS
1        CONFERENCE TABLE W/4 CHAIRS
1        KITCHEN TABLE
2        COUCHES
7        4-DRAWER FILING CABINETS
2        2-DRAWER FILING CABINETS
3        FREE STANDING BOOK SHELVES
2        BUILT-IN BOOK SHELVES
3        CREDENZAS
1        DRAFTING TABLE W/STOOL
1        KELVINATOR REFRIGERATOR
1        VACUUM CLEANER
1        CENTREX PHONE SYSTEM W/7 STATIONS (LEASED)
1        2-WAY SYSTEM WITH
                  2 REPEATERS (LAMAR AND FAYETTE COUNTY) LEASED TOWERS
1        ITT PHONE SYSTEM W/4 PHONES
3        EXECUTIVE SERIES 8-1 PHONES
1        MINOLTA 310 COPIER
1        MTI 700 AUTOMATIC TELEPHONE INTERCONNECT
1        PANASONIC KX-Pl595 MULTI-MODE PRINTER
1        PRINTER STAND
2        QUIP 1000 SERIES TELECOPIER SYSTEM
1        TEXAS INSTRUMENT TI-5155 CALCULATOR
1        SHARP CS-1152F CALCULATOR
1        CANON FAX 225
1        IBM SELECTRIC TYPEWRITER
1        BUNN COFFEE MAKER

                            END OF EXHIBIT "E"

                               EXHIBIT "F"

TRUCK INVENTORY

1FTJF35MXMNA35928                            1FTEF14N1JKA05696
TAG NO. 32AHZ72                              TAG NO. 32AHZ73

1        3/4" C/R TORQUE WRENCH
1        1/2" C/R TORQUE WRENCH
1        HONE
1        GRACO BARREL PUMP
1        AC/DC INVERTER
1        TIMING LIGHT
1        TUBING BENDER
1        GREASE GUN
1        BOOST BOX
2        DIAL INDICATORS
1        MAGNETIC BASE
1        0-1" MICROMETER
1        4-1/211 MICROMETER
         COOLING SYSTEM LEAK TESTER

1FTDF15N5KPB19845                            1FTEF26YXKNB30810
TAG NO. 32AHZ74                              TAG NO. 32AHZ75
1        POWER INVERTER
1        CRESCENT WRENCH
1        GREASE GUN
1        TEST GAUGE 0-1000#
1        MERIAM TEST MANOMETER
         W/CARRY TOTE BOX

                             END OF EXHIBIT "F"

                                EXHIBIT "G"

                            ASSUMPTION AGREEMENT

         ASSUMPTION AGREEMENT, dated effective as of January 1, 1996, (this "Assumption Agreement"), between TEXAS SOUTHEASTERN GAS
GATHERING COMPANY, a Texas corporation ("TSGGC"), ("Seller") and
MAGNOLIA PIPELINE CORPORATION, an Alabama corporation,
("Purchaser").

                            W I T N E S S E T H:

         WHEREAS, pursuant to the Purchase and Sale Agreement dated effective as of January 1, 1996, (the "Purchase Agreement") between Seller and Purchaser, Seller has agreed to sell to Purchaser, and Purchaser has agreed to purchase from Seller, the Purchased Assets, as further defined in the Purchase Agreement on the terms and subject to the conditions set forth therein.

         NOW, THEREFORE, in consideration of the transactions pursuant to the Purchase Agreement, the receipt and sufficiency of which are hereby acknowledged, Purchaser does hereby assume, and agree to perform, pay or discharge, the following liabilities of Seller
(capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Purchase Agreement):

(1)the liabilities and obligations under the Contracts specifically set forth on Exhibit A hereto arising from and after the Effective Time, except for any liabilities and/or obligations arising after the Effective Time by reason of any breach or breaches of the Contracts prior to the Effective Time;

(2)all utility charges, prepaid expenses, insurance, general taxes, ad valorem and similar taxes, Department of Transportation charges and other similar items, subject to ratable adjustment from and after the Effective Time pursuant to Section 4.2 of the Purchase
Agreement;

(3)all expenses relating to the Purchased Assets arising from the operation of the Purchased Assets from and after the Effective
Time.

         Except as otherwise provided above, Purchaser does not assume or agree to pay, perform or discharge, and shall not be responsible for, any other liabilities or obligations of Seller, whether accrued, absolute, contingent or otherwise, including, without limitation, liabilities or obligations based on, arising out of or in connection with:

(1)Any Federal, state, local or foreign income, sales, real or personal property or other taxes, assessments, fees, levies imposts, duties, deductions or other charges of any nature whatsoever (including without limitation interest and penalties) imposed by any law, rule or regulation which are attributable or relating to the Purchased Assets for any period ending on or before the Effective Time;

(2)Any claims or conditions arising under or relating to Environmental Laws or similar legal requirements attributable or relating to the Purchased Assets (including, without limitation, the operation thereof) or the business of Sellers arising prior to the Effective Time;

(3)Any note, account payable or other obligation to any Sellers or any Affiliate thereof.

         Seller and Purchaser agree that this Assumption Agreement is subject to the terms and conditions of the Purchase Agreement and that, notwithstanding anything contained herein to the contrary, this Assumption Agreement shall not be deemed to limit, enlarge or extinguish any obligation of Seller or Purchaser under the Purchase Agreement, all of which obligations shall survive the delivery of this Assumption Agreement in accordance with the terms of the Purchase Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Assumption Agreement as of the date first above written.

SELLER:
TEXAS SOUTHEASTERN GAS GATHERING COMPANY


SAM L. BANKS, CHAIRMAN


PURCHASER:
MAGNOLIA PIPELINE CORPORATION


DAN C. TUTCHER
VICE PRESIDENT, TREASURER AND ASSISTANT SECRETARY


                              END OF EXHIBIT "G"

                                EXHIBIT "H"

OFFICE FURNITURE                                5,000
VEHICLES                                        5,000
FAYETTE SYSTEM                                180,000
MOORES BRIDGE SYSTEM                           80,000
DETROIT SYSTEM                                 15,000
SIZEMORE SYSTEM                                 6,000
HAPPY HILLS SYSTEM                             16,000
MILLBROOK SYSTEM                               26,000
GREENWOOD SPRINGS SYSTEM                       12,000
HEIDELBERG-TENNESSEE SYSTEM                    45,000
HEIDELBERG -KOCH SYSTEM                         8,000
BAXTERVILLE SYSTEM                             10,000
CARAWAY SYSTEM                                  7,000

                              END OF EXHIBIT "H"
                                EXHIBIT "I"

                               NONE REQUIRED.

                             END OF EXHIBIT "I"


                                EXHIBIT "J"

NONE. (NOTE: these are exceptions to reps and warranties to be listed by Seller at time of entering into the contract.

                             END OF EXHIBIT "J"
                                 EXHIBIT "K"

               ASSIGNMENT, BILL OF SALE AND SPECIAL WARRANTY DEED

This Assignment, Bill of Sale and Special Warranty Deed (this "Assignment"), effective as of January 1, 1996, local time, (the "Effective Time") is between TEXAS SOUTHEASTERN GAS GATHERING COMPANY, a Texas corporation, having an address at 1177 West Loop South, Houston, Texas ("Assignor") and MAGNOLIA PIPELINE CORPORATION, an Alabama corporation, having an address at 1100 Louisiana, Suite 2950, Houston, Texas 77002 ("Assignee").

                          W I T N E S S E T H:

For the sum of Ten Dollars ($10.00), paid in cash, and other good and valuable consideration; the receipt and sufficiency of which are hereby acknowledged by Assignor, Assignor hereby assigns, grants and conveys unto Assignee, effective as of the Effective Time, all of Assignor's right, title and interest in to the following (the "Property"):

1. Pipelines, etc. The gathering lines and pipelines associated with the gathering systems and the compressors, meter stations, dehydrators, tanks, equipment, tools, testing equipment, and other tangible assets located and in use on the Gathering Systems as specifically described on Exhibit 1, together with all of Seller's beneficial interest in and to the property and rights incident thereto.

2. Property Rights. The easements, rights of way, leases, licenses, permits and other agreements owned or held by Seller in connection with the ownership and operation of the Pipeline
Property, including without limitation the real property interests and other interests specifically set forth on Exhibit 2.

3. Contract Rights. All existing and effective contracts related to the Gathering Systems or any of the Pipeline Property, including, without limitation, gas gathering contracts, gas transportation contracts, gas purchase contracts, gas sales contracts, and other written agreements relating to the Gathering Systems or any of the Pipeline Property as specifically set forth in Exhibit 3.

4. Records. All files, books, maps, documents, records, data and information of, or relating to, the Pipeline Property, the Property Rights, the Contracts or the Gathering Systems.

5. Permits. All licenses, permits, orders and other governmental authorizations owned or held by Seller in connection with the ownership or operation of the Gathering Systems, to the extent assignable, including without limitation, the permits, licenses, orders and other governmental authorizations listed on Exhibit 5.

6. Office Furniture and Stock in Alabama. The office furniture and stock in trade located in Alabama as set forth on Exhibit 6.

7. Vehicles. The vehicles, including phones, radios, tools, testing equipment and other personal property of Seller located therein and used in connection with the business, listed on Exhibit 7.

In addition to the foregoing, Assignor assigns, grants and conveys all of its right, title and interest in and to the Property and all rights incident even if the same are not completely or accurately described in the Exhibits attached to this Assignment, it being the intention of Assignor to convey to Assignee pursuant to this Assignment all of Assignor's right, title and interest in and to any of Assignor's assets reasonably necessary to operate and maintain the Property as currently operated and maintained by Assignor.

TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging unto Grantee, Grantee's executors, administrators, successors, or assigns forever; and Grantors do hereby bind Grantors and Grantors' executors, administrators, and successors to WARRANT AND FOREVER DEFEND, all and singular, the Property unto Grantee and Grantee's heirs, executors, administrators, successors, and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantors, but not otherwise. Grantee shall have the right to substitution and subrogation in and to all of Grantor's, rights and actions in warranty. This Assignment is made subject to all of the terms and conditions of the instruments and matters described or referred to above as well as to all matters that are of public record prior to the recording of this Assignment, but only insofar as same are valid and subsisting and affect the Property.

This Assignment may be executed in any number of original counterparts, and each counterpart hereof shall be deemed to be an original instrument but all such counterparts shall constitute but one assignment. For recording purposes, various counterparts have been executed and there may be attached to each such counterpart an exhibit containing only the description of the Property, or portions thereof, which relates to the county or state in which the particular counterpart is to be recorded. A complete original counterpart of this instrument with a complete exhibit may be obtained from Assignee. Each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

Reference is made to the Exhibits attached hereto and made a part hereof for all purposes, provided, that such reference shall not be deemed to ratify or create any rights in favor of any third party.

EXECUTED as of ______, 1996, but to be effective for all purposes as of the Effective Time.

               SIGNATURE BLANKS AND ACKNOWLEDGMENTS
                AND ATTACH THE APPROPRIATE EXHIBITS

Exhibit 1         -        Pipelines, etc.
Exhibit 2         -        Property Rights
Exhibit 3         -        Contract Rights
Exhibit 5         -        Permits
Exhibit 6         -        Office Furniture and Stock in Alabama
Exhibit 7         -        Vehicles

                           END OF EXHIBIT "K"

                              EXHIBIT "L"

                         LITIGATION (SELLER)

                                 NONE

                          END OF EXHIBIT "L"



                             EXHIBIT "M"

           OPERATING INFORMATION TO BE SUPPLIED BY GAS ACCOUNTING

                          END OF EXHIBIT "M"



                             EXHIBIT "N"

                       MATERIAL CONTRACTS (CONSENTS)


CONTRACT
DESCRIPTION                                              DATE
- - ---------------------------------                    ------------

AL07-2001         Alabama Gas Corp.                      08/13/76
AL07-3056         Associated Natural Gas, Inc.           03/01/90
AL29-3065         Associated Natural Gas, Inc.           08/01/90
AL07-2035-F       Gas Board of the City of Fayette       11/03/86
AL29-1034         Germany Oil                            04/01/87
AL07-1069-F       Germany Oil                            06/18/76
AL29-1061-F       Merrimac Energy Corp.                  07/01/92
AL07-1055-F       Merrimac Energy Corp.                  02/01/92
AL07-1001-F       Michigan Oil Co.                       08/08/80
AL29-1044-F       Morrow Oil & Gas Co.                   05/03/88
AL07-1066-F       Morrow Oil & Gas Co.                   03/01/94
US29-1005         Morrow Oil & Gas Co.                   04/01/92
AL07-3062-F       Morrow Oil & Gas Co.                   10/01/92
AL29-1065-F       Natural Gas & Oil, Inc.                11/18/92
AL07-2010-F       Northwest Alabama Gas District         07/12/83 (notice only)
AL07-3013-F       Northwest Alabama Gas District         01/01/81 (notice only)
AL07-3058         Premier Gas Co.                        09/01/90
AL07-1002-F       Roundtree & Associates, Inc.           06/18/76
US29-1013         Roundtree & Associates, Inc.           09/01/92
AL29-1059-F       Roundtree & Associates, Inc.           03/01/92
AL10-3085-L       Samson Hydrocarbons                    07/01/95
US29-1062         Samson Production Services Co.         09/01/93
AL29-1060-F       Sanford Resources Corp.                02/22/92
AL07-3053-F       Triangle Operating Co., Inc.           03/01/91
AL29-1067-F       Viola Production, Inc.                 01/01/94
MS06-3001-J       Browning & Welch                       09/20/89
MS06-3002-MO      Hughes Eastern                         11/08/90
MS06-3002-WL      Millbrook Gas Gathering L.P.           01/24/92
MS10-3010-J       Tellus Energy Group, LLC               08/15/95



                            END OF EXHIBIT "N"

                               EXHIBIT "O"

               BALANCING - TO BE SUPPLIED BY GAS ACCOUNTING.

                             END OF EXHIBIT "O"




                                EXHIBIT "P"

                           GOVERNMENTAL CONSENTS

                               NONE REQUIRED


                            END OF EXHIBIT "P"


                               EXHIBIT "Q"

                           LITIGATION (PURCHASER)



                            END OF EXHIBIT "Q"


                               EXHIBIT "R"

                      AFFIDAVIT OF USE AND POSSESSION

                            COUNTY OF HARRIS
                             STATE OF TEXAS

         Affiant on oath swears the following statements are true:

         My name is _________ and I am ________ of TEXAS SOUTHEASTERN GAS GATHERING COMPANY. I am over the age of 18 and am personally acquainted with the possession and use of the pipeline system owned by TSGGC which is more particularly described in Exhibit A attached hereto and made a part hereof for all purposes (the "Pipeline
System").

         I know of my own personal knowledge that TSGGC's possession of the Pipeline System has been continuous since its acquisition from Encina Transmission Company having used and occupied the Pipeline System, maintaining the Pipeline System and performing all of the usual acts of ownership and asserting claims of right to the Pipeline System at all times.

         I have seen no adverse claims made against TSGGC by others who have claimed ownership and possession of the Pipeline system and am not aware of any such claims

         Further Affiant sayeth not.

Affiant

                        SIGNATURE AND ACKNOWLEDGMENT


                            END OF EXHIBIT "R"

                               Exhibit "S"

                            ESCROW AGREEMENT

This Escrow Agreement (herein "Agreement") entered into on the __ day of ___, 1996 by and between MAGNOLIA PIPELINE CORPORATION, (herein "Buyer or Magnolia"), TEXAS SOUTHEASTERN GAS GATHERING COMPANY, 1177 West Loop South, Suite 1825, Houston, Texas 77027-9008 (herein "Seller or TSGGC"), and Compass Bank, a state banking association (the "Escrow Agent"), all being duly authorized to execute and deliver this Agreement.

                                 RECITALS

WHEREAS, Seller and Buyer requested Escrow Agent to be engaged as agent to hold ______ Thousand and 00/100 Dollars in accordance with the terms and conditions hereof. Said account maintained with the Escrow Agent and designated as the "TSGGC/MAGNOLIA ESCROW" (the "Escrow Account"); and

WHEREAS, Escrow Agent is willing to perform such services in accordance with the terms and conditions hereof and has established the Escrow Account hereunder;

NOW, THEREFORE, in consideration of the foregoing and of the agreements hereinafter set forth and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   TERMS

SECTION 1. THE ESCROW AGENT.

A.Seller and Buyer hereby designate and appoint the Escrow Agent their agent hereunder to serve in accordance with the terms and conditions of this Agreement. Escrow Agent hereby accepts such appointment and agrees to act as such agent in accordance with such terms and conditions.

B.The duties and responsibilities of the Escrow Agent shall be limited to those expressly set forth in this Agreement including the duties set forth in Exhibit A. Notwithstanding anything herein to the contrary, the Escrow Account shall be the sole source of funds for any payment made by the Escrow Agent pursuant to this Agreement. No implied duties of the Escrow Agent shall be read into this Agreement and the Escrow Agent shall not be subject to, or obliged to recognize any other agreement between, or direction or instruction of, any or all the parties hereto even though reference thereto may be made herein.

C.The Escrow Agent is authorized, in its sole discretion, to disregard any and all notices or instructions given by any other party hereto or by any other person, firm or corporation, except only such notices or instructions as are herein provided for and orders or process of any court entered or issued with or without jurisdiction. If any property subject hereto is at any time attached, garnished, or levied upon under any court order or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part hereof, then and in any of such events the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree with which it is advised by legal counsel of its own choosing is binding upon it, and if it complies with any such order, writ, judgment or decree it shall not be liable to any other party hereto or to any other person, firm or corporation by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

D.The Escrow Agent may rely, and shall be protected in acting or refraining from acting upon any instrument furnished to it hereunder and believed by it to be genuine and believed by it to have been signed or presented by the appropriate party or parties including without limitation, with respect to any party which is a corporation, any instrument purporting, to have been signed on its behalf by an authorized officer listed on Exhibit B hereto (which list may from time to time be revised by such corporation).

E.Unless otherwise specifically indicated herein, the Escrow Agent shall proceed as soon as practicable to collect any checks or other collection items at any time deposited or received hereunder. All such collections shall be subject to the usual collection agreement regarding items received by its commercial banking department for deposit or collection. It shall not be required or have a duty to
(i) notify anyone of any payment or maturity under the terms of any instrument deposited or received hereunder, or (ii) take any legal action to enforce payment of any check, note or security deposited or received hereunder . In the event that any funds, including cleared funds, deposited in the Escrow Account prove uncollectible after the funds represented thereby have been released by the Escrow Agent pursuant to this Agreement, the Buyer shall immediately reimburse the Escrow Agent upon request for the face amount of such check or checks, together with reasonable and customary charges and expenses related thereto, and the Escrow Agent shall deliver the returned checks or other instruments to Buyer. Buyer acknowledges that its obligation in the preceding sentence shall survive the termination of this Agreement.

F.The Escrow Agent may consult with legal counsel of its own choosing with respect to any matter concerning this Agreement and shall be fully protected in acting or refraining from acting in good faith and in accordance with the opinion of such counsel. Any such fees and expenses of such legal counsel shall be considered part of the fees and expenses of Escrow Agent described in Section 3 below.

G.Upon receipt of the funds, the Escrow Agent shall immediately place the funds in an interest bearing account at approximately six percent (6%) interest, or invest the funds in a Certificate of Deposit, Money Market Account or as otherwise directed in writing by TSGGC. All income or interest earned shall be added back to the remaining escrowed funds.

SECTION 2. NOTICES.

Any notices which the Escrow Agent is required or desires to give hereunder to any other party hereto shall be in writing and may be given by mailing the same to the address indicated below opposite the signature of such party (or to such other address as such party has theretofore substituted therefore by written notification to the Escrow, Agent), by United States mail, postage prepaid. For all purposes hereof any notice so mailed shall be as effectual as though served upon the person of the party to whom it was mailed at the time it is deposited in the United States mail by the Escrow Agent. Notices to the Escrow Agent shall be in writing and shall not be deemed to be given until actually received by the Escrow Agent's Corporate Trust department employee or officer who administers the Escrow Account pursuant to this Agreement.
Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday or Bank Holiday, such time shall be extended to the next day on which the Escrow Agent is open for business.


SECTION 3. FEES AND EXPENSES OF ESCROW AGENT.

Seller and Buyer agree to pay initial setup fee of $500.00 for the escrow. Seller and Buyer agree to pay the fees, costs and expenses (including counsel fees and expenses) of the Escrow Agent in accordance with Exhibit C and upon immediate receipt of an invoice. The Escrow Agent shall have a first lien on any property held hereunder for payment of such fees, costs and expenses . If such fees, costs and expenses are not promptly paid, the Escrow Agent shall have the right to (a) sell the property held hereunder and reimburse itself from the proceeds of such sale, or (b) reimburse itself from the cash held hereunder.

SECTION 4. LIMITED LIABILITY OF ESCROW AGENT

The Escrow Agent shall not be responsible for the sufficiency or accuracy or the form, execution, validity or genuineness, of documents or securities now or hereafter deposited or received hereunder, or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein, nor shall it be responsible or liable in any respect on account of the identity, authority or rights of any person executing, depositing or delivering or purporting to execute, deposit or deliver any such document, security or endorsement or this Agreement, or on account of or by reason of forgeries, false representations, or the exercise of its discretion in any particular manner, nor shall the Escrow Agent be liable for any mistake of fact or of law or any error of judgment, or for any act or omission, except as a result of its gross negligence or willful malfeasance. The Escrow Agent's liability for any grossly negligent performance or non-performance shall not exceed its fees and charges in connection with the services provided hereunder. Under no circumstances shall Escrow Agent be liable for any general or consequential damages caused, in whole or in part, by the action or inaction of Seller and Buyer or any of their respective agents or employees. Escrow Agent shall not be liable for any damage, loss, liability, or delay caused by accidents, strikes, fire, flood, war, riot, equipment breakdown, electrical or mechanical failure, acts of God or any cause which is reasonably unavailable or beyond its reasonable control.

SECTION 5. RIGHTS OF ESCROW AGENT CONCERNING DISAGREEMENTS

In the event that the Escrow Agent, in good faith, is in doubt (for any reason) as to an action to be taken pursuant to this Agreement, the Escrow Agent shall have the absolute right at its election to do any or all of the following: (i) refuse to comply with any claims or any demands made on it; (ii) withhold and stop all further proceeding in, and performance of, this Agreement and the escrow made the basis hereof; or (iii) file a suit in interpleader in a court of competent jurisdiction and obtain an order from the court requiring the parties to interplead and litigate in such court their several claims and rights among themselves. In any such event, the Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue to refrain from acting until (i) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction or (ii) all differences shall have been adjusted and all doubt resolved by agreement among all the interested persons, and the Escrow Agent shall have been notified thereof in writing signed by all such persons. The rights of the Escrow Agent under this paragraph are cumulative of all other rights which it may have by law or otherwise. In the event such interpleader action is brought, the Escrow Agent shall be fully released and discharged from all obligations and all duties or obligations imposed upon it by this Agreement as it relates to the Escrow Account, or any portion thereof, so interpleaded.

SECTION 6. INDEMNIFICATION OF ESCROW AGENT

Seller and Buyer hereby agree jointly and severally to protect, defend, indemnify and hold harmless the Escrow Agent against and from any and all costs, losses, liabilities, expenses (including counsel fees and expenses) and claims imposed upon or asserted against the Escrow Agent on account of any action taken or omitted to be taken in connection with its acceptance of or performance of its duties and obligations under this Agreement as well as the costs and expenses of defending itself against any claim or liability arising out of or relating to this Agreement. In case any action or proceeding is brought against the Escrow Agent by reason of any such claim, Seller and Buyer covenant upon notice from the Escrow Agent to resist or defend such action or proceeding at Seller's and Buyer's expense. This indemnification shall survive the release, discharge, termination, and/or satisfaction of the Agreement.

SECTION 7. RESIGNATION OF ESCROW AGENT,

It is understood that the Escrow Agent reserves the right to resign as Escrow Agent at any time by giving written notice of its resignation, specifying the effective date thereof, to each other party hereto. Within thirty (30) days after receiving the aforesaid notice, the other party or parties hereto shall appoint a successor Escrow Agent to which the Escrow Agent may distribute the property then held hereunder, less its fees, costs and expenses (including counsel fees and expenses) which may remain unpaid at that time. If a successor Escrow Agent has not been appointed and has not accepted such appointment by the end of such thirty (30) day period, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent and the fees, costs and expenses (including counsel fees and expenses) which it incurs in connection with such a proceeding shall be paid by Seller and Buyer.

SECTION 8. TERMINATION.

Escrow Agent, having delivered all of the property contained in the Escrow Account pursuant to the terms of this Escrow Agreement, shall thereafter be discharged from any further obligation hereunder. If, by its terms, this Agreement shall not have been previously terminated, then it, shall terminate on December 31, 1996, at which time the property then held hereunder, less the Escrow Agent's fees, costs and expenses (including legal counsel fees and expenses) shall be distributed in the following manner:

a.The Escrow Agent shall release escrowed funds to Magnolia Pipeline
Corporation.

b.This Escrow Agreement shall terminate earlier pursuant to Exhibit "A" attached hereto.

SECTION 9. ENTIRE AGREEMENT.

This Agreement constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, written and oral, among the parties with respect to such subject matter. Escrow Agent is not a party to, nor is it bound by, nor need it give consideration to the terms or provisions of, any other agreement or undertaking between Seller and Buyer or between either of them and any other persons. Unless otherwise provided in this Agreement, Escrow Agent shall have no duty to determine or inquire into the happening or occurrence of any event or contingency or the performance or failure of performance of any party to this Agreement with respect to arrangements or contracts with each other or with others.


SECTION 10. MODIFICATION.

None of the terms or conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by Seller, Buyer and Escrow Agent.

SECTION 11.  ENFORCEABILITY.

A.Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

B.This Agreement shall be binding upon, and inure to the benefit of, and be enforceable by and against the respective successors and assigns of the parties to this Agreement.

C.This Agreement shall be construed, enforced and administered in accordance with the laws of the State of Texas.

D.This Agreement is entered into expressly for the benefit of Seller and Buyer, who shall have, and be entitled to enforce, the rights granted to them herein. Except as otherwise expressly provided herein, nothing herein expressed or implied is intended or shall be construed to confer upon or to give any other person, firm or corporation any rights or remedies under or by reason of this Agreement

SECTION 12.  HEADINGS DESCRIPTIVE

The headings of the several sections of the Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this agreement.

SECTION 13.  EXECUTION IN COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, Seller, Buyer, and Escrow Agent have caused this agreement to be executed by their authorized representatives as of the date first above written.

SELLER
TEXAS SOUTHEASTERN GAS GATHERING COMPANY


BY:  SAM L. BANKS, CHAIRMAN

BUYER
MAGNOLIA PIPELINE CORPORATION


BY:

ESCROW AGENT


BY:
Its:

                            EXHIBIT "A"
AUTHORIZATION AND DIRECTION TO RELEASE AND DISBURSE ESCROW PROPERTY

The undersigned do hereby authorize and direct COMPASS BANK to release and disburse ______ Dollars ($___) of the funds in Escrow
Account No. _________  to.

The undersigned parties do hereby forever release and discharge COMPASS BANK from any and all liability, whenever or however arising, by virtue of its capacity as Escrow Agent under the terms of the written Escrow Agreement between the parties to which this transaction pertains.

EXECUTED on this the ___ day of ____, 199__.


                           MAGNOLIA PIPELINE CORPORATION






                           TEXAS SOUTHEASTERN GAS
                             GATHERING COMPANY


                               EXHIBIT "B"

                   AUTHORIZED OFFICERS OF THE PARTIES

____________________________ - BUYER
SAM L. BANKS, CHAIRMAN  - SELLER


                                 EXHIBIT "C"

                      ESCROW AGENT FEES AND EXPENSES

ESCROW AGENT WILL BE PAID A TOTAL OF $500 AS AN ACCEPTANCE FEE
FOR SERVICES RENDERED UNDER THIS ESCROW AGREEMENT.

IN ADDITION, ESCROW AGENT WILL BE ENTITLED TO THE FOLLOWING:

Out-of-Pocket Expenses: The cost of all business expenses including, but not limited to, legal counsel fees and expenses, travel, postage, checks, stationary, printing, messenger delivery or other direct or indirect expenses which can be allocated will be added to our regular service.

The fees quoted in this schedule apply to services ordinarily rendered in administering an escrow account and are subject to reasonable adjustment when the Escrow Agent is called upon to undertake unusual duties or as changes in the law, procedures or the cost of doing business demand. Fees for extraordinary administrative time may be charged in the event the Escrow Agent performs duties not contemplated at the time of execution of this agreement.

Unless otherwise agreed upon, the Acceptance Fee is payable upon the execution of the Agreement whether or not the escrow account is funded. The Acceptance Fee is not refundable.

                    END OF EXHIBITS TO ESCROW AGREEMENT








                             EXHIBIT "T"
                            TITLE DEFECTS

This Amendment to Purchase and Sale Agreement (Amendment Agreement) is entered into as of the 8th day of May, 1996, by and between Texas Southeastern Gas Gathering Company, a Texas corporation ("Seller"), and Magnolia Pipeline Corporation, an Alabama corporation ("Purchaser").

INTRODUCTION

A. Seller and Purchaser have entered into a Purchase and Sale Agreement dated March 12, 1996 (the "Agreement") pursuant to which Seller has agreed to sell, and Purchaser has agreed to buy, certain of Seller's assets currently used by Seller in connection with its gas gathering transmission business.

B. Purchaser has, in accordance with Section 6 of the Agreement identified various Title Defects and Title Defect Property (as such terms are defined in the Agreement) with respect to property being conveyed by Seller to Purchaser.

C. Purchaser and Seller desire to amend the Agreement to provide that Purchaser shall waive all title defects, excepting the John McDonald, Jr. Title Defect affecting System Number GEI-184
(Heidelberg System) in Jasper County, Mississippi, with a corresponding reduction in the Purchase Price of $25,000. The total purchase price for the Purchased Assets will be, therefore, reduced from $415,000 to $390,000, subject to Seller's agreement to indemnify Purchaser for any loss sustained by Purchaser arising out of the McDonald Title Defect up to a maximum aggregate sum of $45,000 (the value of the Heidelberg System as set out on Exhibit
H of the Purchase and Sale Agreement) in accordance with the terms and conditions of this Amendment Agreement.

D. Seller has not obtained all consents for the transfer and assignment of the Contracts and Permits requiring a consent to assignment, which is a condition to the obligation of Purchaser to close. Therefore, Seller and Purchaser desire to amend the Agreement to provide for Closing on May 8, 1996, and to provide for Seller's indemnity to Purchaser for any claims related to consents to assign on the right of ways listed in subsection e hereof. Seller will continue to make a good faith effort to obtain all remaining consents for assignment of right of ways needed on the systems. Seller shall undertake to have such restrictions removed or satisfied and shall, in the interim and at the request of Purchaser give Purchaser written confirmation (in recordable form) of its beneficial interest.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained in this Amendment Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

                          WITNESSETH:

1. Capitalized terms used in this Amendment Agreement shall have the same defined meanings which are set forth in the Agreement.

2.       The Agreement is amended as follows:

a. Waiver of Certain Title Defects. Seller and Purchaser agree that all title defects are waived, excepting the McDonald, Jr.
Title Defect affecting System Number GEI-184 (Heidelberg System) in Jasper County, Mississippi, as set out on Exhibit "A" hereto.

b. Reduction of Purchase Price. Seller and Purchaser agree that the total Purchase Price for the Purchased Assets pursuant to
Article 4.1 of the Purchase and Sale Agreement shall be amended to be $390,000. Wherever the phrase "Base Purchase Price" appears it shall reference this $390,000 rather than $415,000, and the provisions providing for accrual of an additional amount based upon the prime rate of interest are hereby deleted.

c. Purchase of Title Defect Property. Purchaser has identified on Exhibit "A" attached hereto certain Title Defect Property (the "Indemnified Property") which Purchaser (i) has elected to include within the purchase and sale contemplated by this Agreement, and
(ii) has agreed to pay the Allocated Value for such Indemnified Property, in consideration of Seller's agreement to indemnify Purchaser with respect to said property up to the sum of $45,000, as hereinafter provided.

d. Indemnification as to McDonald Claims. Seller hereby agrees that on and after the Closing, Seller shall, subject to the aggregate limit of $45,000:

(i) indemnify, and save and hold harmless Purchaser, its successors and assigns, and their respective directors, officers, employees and agents against any and all losses, damages (compensatory, special, punitive and otherwise), claims, demands, suits, costs, expenses, and liabilities, including, without limitation, reasonable attorneys' fees and disbursements, court costs and costs of investigation resulting from, arising out of, or in any way connected with assertions of John McDonald, Jr. and/or other parties that a portion of the Heidelberg System is on lands owned or partially owned by him (them) for which no right-of-way, easement or license has been granted by him (them) to Seller or Seller's predecessors in ownership of said pipeline, and, as such, he (they) have suffered damages and/or otherwise should be compensated therefor, and/or that the pipeline should be removed therefrom (collectively, the "McDonald Claims");

(ii) pay, when billed, all costs incurred or to be incurred by Purchaser, its successors and assigns, in the removal and/or abandonment of, and/or relocating of, any portion of the Heidelberg System pursuant to, by reason of or arising out of any judgment, injunction, decree or other court order, at law or in equity, rendered in connection with the McDonald Claims, and reimburse Seller, its successors or assigns, on a monthly basis, for all losses suffered during any period the Heidelberg system is shut-in or shut down by reason of any such removal and/or abandonment, and/or relocation of a portion thereof;

(iii) reimburse, on a monthly basis, all attorneys' fees and disbursements, costs of court, and costs of litigation, including, without limitation, actual out-of-pocket expenses incurred by Purchaser's corporate representatives for attendance at deposition, trial, and conference with counsel, incurred by Purchaser, its successors or assigns, arising out of all litigation involving the McDonald Claims;

(iv) pay all judgments against Purchaser, its successors or assigns, arising out of the McDonald Claims prior to the time any such judgment becomes subject to execution, and without any obligation on the part of Purchaser, its successors or assigns, to first make payment of all or any part of such judgment; and

(v) pay all settlement amounts agreed upon by Purchaser, its successors or assigns, with respect to the McDonald claims, whether any such settlement is made before or after the commencement of litigation; provided, however, no such individual settlement shall be made by Purchaser, its successors or assigns, in excess of $2,000, nor shall the aggregate amount of all such settlements exceed $20,000 unless the prior written consent of Seller shall have first been obtained, which consent shall not be unreasonably withheld.

If Purchaser believes it is entitled to indemnification under the foregoing provisions hereto, it shall give prompt notice (the "Indemnity Notice") to Seller, describing in reasonable detail (i) the relevant Indemnified Property and Title Defect, (ii) the third party claim giving rise to the right to indemnity and (iii) the amounts, if then known, to be paid by Seller by reason of such indemnity.

         The indemnity provisions set forth in Section 14.2 of the Agreement, including, but not limited to, the time and monetary limitations set forth therein, shall not be applicable to the McDonald claims; it being expressly intended that the foregoing indemnity provisions shall be applicable to the McDonald Claims.

e. Indemnification as to consents to assign. Seller hereby agrees that, on and after the Closing, Seller shall, subject to the aggregate limit of $20,000:

     (i) indemnify, and save and hold harmless Purchaser, its successors and assigns, and their respective directors, officers, employees and agents against any and all losses, damages (compensatory, special, punitive and otherwise), claims, demands, suits, costs, expenses, and liabilities, including, without limitation, reasonable attorneys' fees and disbursements, court costs and costs of investigation resulting from, arising out of, or in any way connected with the following (collectively, the "Right of Way Claims"): (a) Seller's failure prior to Closing to obtain a consent to assignment to Purchaser of any Permits listed below providing for a consent to assignment; (b) services or benefits demanded by a landowner in consideration for or as a result of his granting a consent to assign; or (c) any and all breaches at any time or times prior to Closing of any of the terms relating to consents to assign of the following rights-of-way agreements by
Seller or its predecessors in title to said   rights-of-way, to-
wit:

                                                   Agreement         Recording
System            Name                               Date              Data
Millbrook         David L. McCraine, et al         06/23/81
Millbrook         Robert Redhead/ Hugh Redhead     07/03/81
Millbrook         August & Susie Martens           03/10/83
Millbrook         Eva S. Stockett, et al           03/01/83
Heidelberg 184    Town of Heidelberg               11/03/89
Heidelberg 184    The Alabama Great Southern Railroad Company   11/13/89
Baxterville       Cavenham Forest Industries       09/13/90
Baxterville       Cavenham Forest Industries       12/10/90
Fayette           Champion International Corp.     12/04/85
Fayette           Champion International Corp.     02/04/86

       (ii) pay, when billed, all costs incurred or to be incurred by Purchaser, its successors and assigns, in curing or attempting to cure any breaches prior to closing of claims relating to consents to assign on the above listed right of ways or in providing services and benefits to a landowner in consideration for or as a result of his granting or Seller's request to him for a consent to assign;

     (iii) reimburse, on a monthly basis, all attorneys' fees and disbursements, costs of court, and costs of litigation, including,
without  limitation,  actual  out-of-pocket expenses   incurred
by   Purchaser's corporate representatives for attendance at
deposition, trial, and conference with counsel, incurred by Purchaser, its successors or assigns, arising out of all litigation involving Right of Way Claims;

     (iv) pay all judgments against Purchaser, its successors or assigns, arising out of the Right of Way Claims prior to the time any such judgment becomes subject to execution, and without any obligation on the part of Purchaser, its successors or assigns, to first make payment of all or any part of such judgment; and

     (v) pay all settlement amounts agreed upon by Purchaser, its successors or assigns, with respect to Right of Way Claims, whether any such settlement is made before or after the commencement of litigation; provided, however, no such individual settlement shall be made by Purchaser, its successors or assigns, in excess of $2,000, nor shall the aggregate amount of all such settlements exceed $10,000 unless the prior written consent of seller shall have first been obtained, which consent shall not be unreasonably withheld.

If Purchaser believes it is entitled to indemnification under the foregoing provisions hereto, it shall give prompt notice (the "Indemnity Notice") to Seller, describing in reasonable detail (i) the relevant right-of-way property, (ii) the third party claim giving rise to the right to indemnity and (iii) the amounts, if then known, to be paid by Seller by reason of such indemnity.

     The indemnity provisions set forth in Section 14.2 of the Agreement, including, but not limited to, the time and monetary limitations set forth therein, shall not be applicable to the Right of Way Claims; it being expressly intended that only the foregoing indemnity provisions shall be applicable to Right of Way Claims. Except as specifically provided in this Section 2e for Right of Way Claims, the provisions of Section 14.2 shall remain in effect for any claims pertaining to the aforesaid rights of way that come under the terms and conditions of Section 14.2 of the Agreement.

f.       Survivability, Termination: and Release.   The right to
indemnification set forth in this Amendment Agreement shall survive
(i) the delivery of the Bill of Sale and any other conveyance documents and (ii) the due diligence of Purchaser. Purchaser's right to indemnify under this Amendment Agreement shall terminate as to any claim for which an Indemnity Notice has not been given by Purchaser to Seller prior to December 31, 2001. Purchaser agrees to execute and deliver to Seller a release of any indemnity obligation as to which Purchaser is satisfied that the underlying matter giving rise to such indemnity has been cured or remedied or no longer exists.

g. Sole and Exclusive Remedy. Purchaser's right to indemnity under this Amendment Agreement shall be Purchaser's sole and exclusive remedy with respect to the McDonald Claims and the Right of Way Claims.

h.       Section 13 of the Agreement is deleted in its entirety.

3. Except as amended by this Amendment Agreement, the Purchase and Sale Agreement will remain in full force and effect in accordance with its terms as originally written.

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

SELLER:
TEXAS SOUTHEASTERN GAS GATHERING COMPANY



Sam L. Banks, Chairman

PURCHASER:
MAGNOLIA PIPELINE CORPORATION



I. J. Berthelot II, Executive Vice President


                          FIRST AMENDMENT AND SUPPLEMENT TO
                                  CREDIT AGREEMENT

                                  BY AND BETWEEN
                          MAGNOLIA PIPELINE CORPORATION,
                                   as Borrower,

                               COMPASS BANK-HOUSTON,
                                    as Lender,


                            Effective as of May 8, 1996

                                TABLE OF CONTENTS

                                                                 Page

                        ARTICLE I.  DEFINITIONS

Section 1.01Terms Defined Above                                    1
Section 1.02Terms Defined in Credit Agreement                      1
Section 1.03Other Definitional Provisions                          1

                        ARTICLE II.  AMENDMENTS TO CREDIT AGREEMENT

Section 2.01Amendments and Supplements to Definitions              2
Section 2.02Amendments and Supplements to Article II               2
Section 2.03Amendments and Supplements to Article VIII             3
Section 2.04Amendments and Supplements to Article IX               3

                        ARTICLE III.  CONDITIONS

Section 3.01Loan Documents                                         3
Section 3.02Corporate Proceedings of Loan Parties                  4
Section 3.03Representations and Warranties                         4
Section 3.04No Default                                             4
Section 3.05No Change                                              4
Section 3.06Security Instruments                                   4
Section 3.08Other Instruments or Documents                         4

                        ARTICLE IV.  MISCELLANEOUS

Section 4.01Adoption, Ratification and Confirmation of Credit Agreement 5
Section 4.02Successors and Assigns                                      5
Section 4.03Counterparts                                                5
Section 4.04Number and Gender                                           5
Section 4.05Entire Agreement                                            5
Section 4.06Invalidity                                                  5
Section 4.07Titles of Articles, Sections and Subsections                5
Section 4.08Governing Law                                               6
Section 4.08Security                                                    6

Exhibit A - Form of Note
Exhibit B - Security Instruments

                       FIRST AMENDMENT AND SUPPLEMENT TO
                               CREDIT AGREEMENT


         This FIRST AMENDMENT AND SUPPLEMENT TO CREDIT AGREEMENT (this "First Amendment") executed effective as of the 8th day of May, 1996 (the "Effective Date"), is by and between MAGNOLIA PIPELINE CORPORATION, an Alabama corporation ("Borrower") and COMPASS BANK-HOUSTON, a Texas State Chartered Banking Institution ("Lender").

                             W I T N E S S E T H:

         WHEREAS, Borrower and Lender are parties to that certain
Credit Agreement dated as of December 20, 1995 (the "Credit
Agreement"), pursuant to which Lender agreed to make loans to and extensions of credit on behalf of Borrower;

         WHEREAS, Borrower has requested that Lender, among other things, increase the amount of the loan facility under the Credit
Agreement and Lender has agreed to such request upon the terms and conditions set forth herein; and

         WHEREAS, Borrower and Lender desire to amend the Credit
Agreement in the particulars hereinafter provided;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                     ARTICLE I.  DEFINITIONS

Section 1.01 Terms Defined Above. As used in this First Amendment, each of the terms "Borrower", "Credit Agreement", "Effective Date", "First Amendment", and "Lender" shall have the meaning assigned to such term hereinabove.

Section 1.02 Terms Defined in Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit
Agreement, unless expressly provided to the contrary.

Section 1.03               Other Definitional Provisions.

                  (a) The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this First Amendment shall refer to this First Amendment as a whole and not to any particular Article, Section, subsection or provision of this First Amendment.

                  (b) Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this First Amendment unless otherwise specified.


                   ARTICLE II.  AMENDMENTS TO CREDIT AGREEMENT

         Borrower and Lender agree that the Credit Agreement is hereby amended, effective as of the Effective Date, in the following particulars.

Section 2.01               Amendments and Supplements to Definitions.

                  (a)      The following terms, which are defined in
         Section 1.02 of the Credit Agreement, are hereby amended in their entirety to read as follows:

                  "Agreement" shall mean this Credit Agreement, as amended and supplemented by the First Amendment and as the same may from time to time be further amended or supplemented.

                  "First Amendment" shall mean that certain First
         Amendment and Supplement to Credit Agreement dated as of May 8, 1996, by and between Borrower and Lender.

                  "Maximum Credit Amount" shall mean an amount at any time equal to $1,778,560, subject to reductions in such amount pursuant to Section 2.03.

Section 2.02               Amendments and Supplements to Article II.

                  (a) Section 2.03(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(a)     Commencing on June 1, 1996 and on the first day
         of each calendar month thereafter, the Maximum Credit
         Amount shall be reduced by an amount equal to $23,000.00.
         The amount of such reduction in the Maximum Credit Amount may be adjusted from time to time based upon semi-annual reviews performed by Lender at its option."

                  (b) Section 2.05 of the Credit Agreement is hereby amended in its entirety to read as follows:

Section 2.05 Note. The Loans shall be evidenced by a single promissory note of Borrower in substantially the form of Exhibit A attached to the First Amendment, dated the effective date of the First Amendment, payable to the order of Lender in a principal amount equal to the Commitment and otherwise duly completed. The date and amount of each Loan and all payments made on account of the principal thereof, shall be recorded by Lender on its books for the Note, and, prior to any transfer, endorsed by Lender on the schedule attached to such Note or any continuation thereof. Such records shall be deemed conclusive absent manifest error."

Section 2.03 Amendments and Supplements to Article VIII. Article VIII of the Credit Agreement is hereby amended and supplemented by adding thereto a new Section, being Section 8.09, as follows:

"Section 8.09              Tuscaloosa County, Alabama Mortgage.  Within 30 days
after the effective date of the First Amendment, Borrower shall provide Lender with an exhibit describing its Properties comprising the Magnolia Pipeline System located in Tuscaloosa County, Alabama and a cover page for a Mortgage, Assignment of Proceeds, Security
Agreement and Financing Statement, each in form and substance legally sufficient for recording in Tuscaloosa County, Alabama and perfecting a Lien in such Property in favor of Lender."

Section 2.04               Amendments and Supplements to Article IX.
Section 9.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

"Section 9.11              Tangible Net Worth.  From and after March 31, 1996,
Borrower will not permit its Tangible Net Worth to be less than $3,100,000 at any time, with such minimum amount being permanently increased by an amount equal to 50% of positive net income of Borrower for each fiscal quarter of Borrower, and 100% of equity received by Borrower subsequent to March 31, 1996; provided, however such minimum amount shall not be decreased as a result of any losses or negative net income of Borrower."


                        ARTICLE III.  CONDITIONS

         The enforceability of this First Amendment against Lender is subject to the satisfaction of the following conditions precedent:

Section 3.01 Loan Documents. Lender shall have received the following:

         (a) multiple original counterparts, as requested by Lender, of this First Amendment and each of the other Security Instruments described or referred to in attached Exhibit B, executed and delivered by a duly authorized officer of Borrower, MERI and Lender, and each other Guarantor, as applicable; and

         (b)      the Note, duly completed and executed by Borrower.

Section 3.02 Corporate Proceedings of Loan Parties. Lender shall have received multiple copies, as requested by Lender, of the resolutions, in form and substance reasonably satisfactory to Lender, of the Boards of Directors of Borrower and MERI, authorizing the execution, delivery and performance of this First
Amendment, the Note and any other Security Instrument to which they are respectively a party, each such copy being attached to an original certificate of the Secretary or an Assistant Secretary of Borrower or as applicable, dated as of the Effective Date, certifying (i) that the resolutions attached thereto are true, correct and complete copies of resolutions duly adopted by written consents or at meetings of the Boards of Directors, (ii) that such resolutions constitute all resolutions adopted with respect to the transactions contemplated hereby, (iii) that such resolutions have not been amended, modified, revoked or rescinded as of the Effective Date, (iv) that the respective articles of incorporation and bylaws of Borrower and MERI have not been amended or otherwise modified since the effective date of the Credit Agreement, except pursuant to any amendments attached thereto, and (v) as to the incumbency and signature of the officers of Borrower or MERI, as applicable, executing this First Amendment, the Note and/or any Security Instrument executed pursuant hereto.

Section 3.03 Representations and Warranties. Except as affected by the transactions contemplated in the Credit Agreement and this First Amendment, each of the representations and warranties made by Borrower and the Guarantors in or pursuant to the Security
Instruments, including the Credit Agreement, shall be true and correct in all material respects as of the Effective Date, as if made on and as of such date.

Section 3.04 No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

Section 3.05 No Change. No event shall have occurred since September 8, 1995, which, in the reasonable opinion of Lender, could have a material adverse effect on the condition (financial or otherwise), business, operations or prospects of Borrower.

Section 3.06 Security Instruments. All of the Security Instruments shall be in full force and effect and provide to Lender the security intended thereby to secure the Indebtedness, as amended and supplemented hereby.

Section 3.07 Facility Fee. Without in any manner limiting or negating any obligation of Borrower for the payment of other fees pursuant to the Credit Agreement, contemporaneously with the execution of this First Amendment, Borrower shall pay to Lender a facility fee of $3,500.

Section 3.08 Other Instruments or Documents. Lender or its counsel shall receive such other instruments or documents as they may reasonably request.


                     ARTICLE IV.  MISCELLANEOUS

Section 4.01 Adoption, Ratification and Confirmation of Credit Agreement. Borrower and Lender each hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect.

Section 4.02 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 4.03 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by Borrower, the Guarantor, Lender and Lender. In this regard, each of the parties hereto acknowledges that a counterpart of this First Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this First
Amendment by each necessary party hereto and shall constitute one instrument.

Section 4.04 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

Section 4.05 Entire Agreement. This First Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this First Amendment.

Section 4.06 Invalidity. In the event that any one or more of the provisions contained in this First Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this First Amendment.

Section 4.07 Titles of Articles, Sections and Subsections. All titles or headings to Articles, Sections, subsections or other divisions of this First Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.

Section 4.08 Governing Law. This First Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of Texas.

Section 4.09 Security. The $1,778,560.00 Note is part of the Indebtedness under the Credit Agreement, as amended and supplement-ed hereby, and as such is and shall be secured by all of the Property in which the Lender has a Lien pursuant to the Security
Instruments without the necessity to formally amend any such Security Instruments to specifically describe the $1,778,560.00
Note.


         This First Amendment, the Credit Agreement, as supplemented and amended hereby, the Notes, and the other Security Instruments represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.

         There are no unwritten oral agreements between the parties.





                      [SIGNATURES BEGIN NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

BORROWER:                           MAGNOLIA PIPELINE CORPORATION


                                             By:
                                             Name:
                                             Title:



LENDER:                             COMPASS BANK-HOUSTON


                                             By:
                                             Name:
                                             Title:



                                 EXHIBIT A
                                FORM OF NOTE

$1,778,560.00                                           May 8, 1996


         FOR VALUE RECEIVED, MAGNOLIA PIPELINE CORPORATION, an Alabama corporation (the "Borrower"), hereby promises to pay to the order of COMPASS BANK- HOUSTON (the "Lender"), at its Principal Office at
24 Greenway Plaza, P.O. Box 4444, Houston, Texas, 77210-4444, the principal sum of ONE MILLION SEVEN HUNDRED SEVENTY-EIGHT THOUSAND
FIVE HUNDRED SIXTY AND NO/100 Dollars ($1,778,560.00) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by Lender to Borrower under the Credit Agreement, as hereinafter defined), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         The date, amount, and maturity of each Loan made by Lender to Borrower, and each payment made on account of the principal thereof, shall be recorded by Lender on its books and, prior to any transfer of this Note, endorsed by Lender on the schedule attached hereto or any continuation thereof.

         This Note is the note referred to in the Credit Agreement dated as of December 20, 1995 between Borrower and Lender, as amended, and evidences Loans made by Lender thereunder (such Credit Agreement as the same may be amended or supplemented from time to time, the "Credit Agreement"). Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

         This Note is issued pursuant to the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the Security Instruments. The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events, for prepayments of Loans upon the terms and conditions specified therein and other provisions relevant to this Note.

         This Note is issued in replacement of and substitution for that certain $1,500,000.00 note dated December 20, 1995, executed by Borrower and payable to the order of Lender ("Replaced Note"), and to the extent of $1,428,560.00, this Note represents a renewal and rearrangement of the principal balance now owing upon the Replaced Note. The balance of this Note represents additional funds advanced by Lender to Borrower.



         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                           MAGNOLIA PIPELINE CORPORATION


                           By:
                           Name:
                           Title:

                                  EXHIBIT B

                            SECURITY INSTRUMENTS



1.First Amendment and Supplement to Security Agreement executed by Borrower in favor of Lender.

2.UCC-3 Financing Statement relating to item no. 1.

3.Amended and Restated Guaranty Agreement (Dan C. Tutcher)

4.Amended and Restated Guaranty Agreement (Kenneth B. Holmes, Jr.)

5.Amended and Restated Guaranty Agreement (Stevens G. Herbst)

6.Amended and Restated Guaranty Agreement (MERI)

                                 Signature


In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MIDCOAST ENERGY RESOURCES, INC.
(Registrant)



BY:    /s/ Dan C. Tutcher
Dan C. Tutcher
Chairman of the Board
Chief Executive Officer
and President


Date:  November 14, 1995